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                                March 29, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                         SMITH BARNEY INVESTMENT TRUST

                       Smith Barney Classic Values Fund
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectus of the Smith Barney Classic Values Fund (the "fund") dated March 29, 2004, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above. The fund is a separate investment series of Smith Barney Investment Trust (the "trust").

                               TABLE OF CONTENTS

   Investment Objective and Management Policies..........................   2
   Investment Restrictions...............................................  14
   Trustees and Executive Officers of the Fund...........................  15
   Investment Management and Other Services..............................  19
   Portfolio Transactions................................................  23
   Portfolio Turnover....................................................  24
   Purchase of Shares....................................................  25
   Redemption of Shares..................................................  30
   Valuation of Shares...................................................  31
   Exchange Privilege....................................................  32
   Performance Data......................................................  33
   After-Tax Return......................................................  35
   Dividends and Distributions...........................................  36
   Taxes.................................................................  36
   Additional Information................................................  41
   Financial Statements..................................................  41
   Other Information.....................................................  43
   Appendix A--Subadviser's Proxy Voting Procedures...................... A-1

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                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The prospectus discusses the fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment manager to the fund and Olstein & Associates, L.P. (the "sub-adviser") serves as the sub-adviser to the fund and provides day-to-day management of the fund's portfolio.

   The fund seeks to achieve its primary objective by investing in a diversified portfolio of under-valued equity securities as determined by the sub-adviser for the fund. If the sub-adviser determines that suitable equity securities are not available, the fund may invest all or a portion of its assets in short-term fixed income or money market securities in order to pursue the fund's secondary objective of income. The fund's investment objective is non-fundamental, and may be changed by the board of trustees of the trust without a shareholder vote.

   Under normal market conditions, the majority of the fund's portfolio will consist of common stock, but it also may contain money market instruments for cash management purposes. When the sub-adviser believes that a defensive investment posture is warranted or when opportunities for capital growth do not appear attractive, the fund may temporarily invest all or a portion of its assets in short-term money market instruments, including repurchase agreements with respect to those instruments. The fund is authorized to borrow money in an amount up to 10% of its total assets for temporary or emergency purposes.

   Equity Securities. The fund will invest primarily in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

   Preferred Stock. The fund may invest in preferred stocks, which, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

   Convertible Securities. The fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

   In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates

                                      2

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decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

   Rule 144A Securities. The fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the fund. Privately issued or Rule 144A securities that are determined by the portfolio managers to be "illiquid" are subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities. The portfolio managers, under guidelines approved by the board of trustees, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security;
(2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

   When-Issued Securities, Delayed-Delivery and Forward Commitment Transactions. The fund may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

   When the fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   Foreign Securities. The fund may invest in securities of foreign issuers directly or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the fund's investment in these types of securities to 20% of the fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

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   Investments in foreign securities incur higher costs than investments in
U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

   Securities of Other Investment Companies. The fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the fund's total assets and
(iii) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund's total assets.

   To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the fund that invest in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

   Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if the fund's sub-adviser deems such banks and non-bank dealers creditworthy. The sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The sub-adviser will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the Investment Company Act of 1940, as amended (the "1940 Act").

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and that is acting as a "finder."

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   By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund's expenses and would increase an investor's total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Payments received by the fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).

   Money Market Instruments. As stated in the prospectus, the fund may invest for temporary defensive purposes or when opportunities for capital growth do not appear attractive, in short-term corporate and government money market instruments. Money market instruments in which the fund may invest include:
U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

   Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

   Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amounts of CDs of each bank held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping

                                      5

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requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the sub-adviser will carefully evaluate such investments on a case-by-case basis.

   Savings and loan associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

   Fixed Income Securities. The fund may invest in investment grade bonds rated, at the time of purchase, in the four highest ratings categories by a nationally recognized securities rating organization ("NRSRO"), such as those rated Aaa, Aa, A and Baa by Moody's Investor Service, Inc. ("Moody's") or AAA, AA, A and BBB by Standard & Poor's Rating Services ("S&P"). Obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the fund, although the sub-adviser will consider these events in determining whether the fund should continue to hold the securities.

   Illiquid Securities. Up to 15% of the assets of the fund may be invested in illiquid securities, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities of new and early stage companies whose securities are not publicly traded.

   Options, Futures and Currency Strategies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

   The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and,

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therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The funds, however, continue to have policies with respect to futures and options thereon as set forth below. The current view of the staff of the SEC is that a fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the sub-adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the sub-adviser believes a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the sub-adviser expects to decline in an amount approximating the value of some or all of the fund's securities denominated in that currency, or when the sub-adviser believes one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the sub-adviser believes the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated ("cross hedging"). The fund places (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the fund having a value equal to the aggregate amount of the fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the amount will equal the amount of the fund's commitments with respect to such contracts.

   For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the sub-adviser intends to include in its portfolio. The fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

   The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the fund's books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books.

   The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.

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   Although the portfolio may not use forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs. These risks include: dependence on the sub-adviser's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests and lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time.

   Over-the-counter options in which the fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

   Options on Securities. As discussed more generally above, the fund may engage in writing covered call options. The fund may also purchase put options and enter into closing transactions. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

   The fund may write (a) in-the-money call options when the sub-adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the sub-adviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the sub-adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

   So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

   The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

   Although the fund generally will purchase or write only those options for which the sub-adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the sub-adviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

   In the case of options written by the fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Although the sub-adviser will attempt to take appropriate measures to minimize the risks relating to the fund's writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

   Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the sub-adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

   Futures Contracts and Options on Futures Contracts. As described generally above, the fund may invest in stock index futures contracts and options on futures contracts traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will enter into futures contracts and options only on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated on the fund's books to the extent required by law.

   The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund's not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

   No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

   There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the sub-adviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

   Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   Swaps. The fund may enter into swaps relating to indexes, currencies and equity interests of domestic and foreign issuers. A swap transaction is an agreement between the fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

   The fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the fund is contractually obligated to make. If the counterparty to a swap defaults, the fund's risk of loss consists of the net amount of payments that the fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the sub-adviser believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

   Index-Related Securities ("Equity Equivalents"). The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund's assets across a broad range of equity securities.

   To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the fund that invests in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Fund investing in such instruments.

   Short Sales. If the fund anticipates that the price of a company's stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever the fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

   Reverse Repurchase Agreements. The funds may enter into reverse repurchase agreements with banks or broker-dealers. A reverse repurchase agreement involves the sale of a money market instrument held by a fund coupled with an agreement by the fund to repurchase the instrument at a stated price, date and interest payment. The fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. Entry into such agreements requires the creation and maintenance of a segregated account with the fund's custodian consisting of U.S. government securities, cash or cash equivalents.

   Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of the securities. Although investing the proceeds of these forward roll transactions in repurchase agreements or money market instruments may provide a fund with the opportunity for higher income, this leveraging practice will increase a fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these forward roll transactions that exceeds the cost of the transactions would cause a fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a fund's net asset value per share to decrease faster than would otherwise be the case.

   Master/Feeder Fund Structure. The board of trustees has the discretion to retain the current distribution arrangement for the fund while investing the fund's assets in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                            INVESTMENT RESTRICTIONS

   The investment restrictions numbered 1 through 7 below have been adopted by the trust as fundamental policies of the fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act, as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. The remaining restrictions may be changed by a vote of a majority of the trust's board of trustees at any time.

   Under the investment restrictions adopted by the trust with respect to the fund: the fund will not

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques, each of which will not be considered to be "borrowings" for purposes of this limitation. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      7. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      8. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

      9. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      10. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      11. Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund's investment objective and policies.

      12. Make investments for the purpose of exercising control of management.

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                  TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

   The business and affairs of the fund are managed by the board of trustees in accordance with the laws of the Commonwealth of Massachusetts. The board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the board. Under the fund's Master Trust Agreement, the board may classify or reclassify any unissued shares of the fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the fund.

   The trustees and executive officers of the trust, together with information as to their principal business occupations during the past five years, are shown below. Each trustee who is an "interested person" of the fund, as defined in the 1940 Act, ("independent trustee") is indicated by an asterisk.

                                      Term
                                       of                                    Number of
                                     Office                                  Portfolios
                                       and                                    in Fund
                         Position(s) Length                                   Complex          Other
                          Held with  of Time     Principal Occupation(s)      Overseen     Directorships
Name, Address, and Age      Fund     Served*       During Past 5 Years       by Trustee   Held by Trustee
----------------------   ----------- ------- ------------------------------- ---------- --------------------
INDEPENDENT TRUSTEES
Dwight B. Crane            Trustee    Since  Professor--Harvard Business         49             None
Harvard Business School               1995   School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Burt N. Dorsett            Trustee    Since  President--Dorsett McCabe           27             None
201 East 62nd Street                  1991   Capital Management Inc.;
Apt. 3C                                      Chief Investment Officer--
New York, NY 10021                           Leeb Capital Management, Inc.
Age 73                                       1999-Present

Elliot S. Jaffe            Trustee    Since  Chairman of The Dress Barn Inc.     27     The Dress Barn, Inc.
The Dress Barn Inc.                   1991
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 77

Stephen E. Kaufman         Trustee    Since  Attorney                            55             None
Stephen E. Kaufman PC                 1995
277 Park Avenue, 47th Fl
New York, New York
Age 71

                                                Term
                                                 of                                       Number of
                                               Office                                     Portfolios
                                                 and                                       in Fund
                                   Position(s) Length                                      Complex        Other
                                    Held with  of Time      Principal Occupation(s)        Overseen   Directorships
Name, Address, and Age                Fund     Served*        During Past 5 Years         by Trustee Held by Trustee
----------------------             ----------- ------- ---------------------------------- ---------- ---------------

Joseph J. McCann                   Trustee      Since  Retired                               27           None
200 Oak Park Place                              1995
Suite One
Pittsburgh, PA 15243
Age 74

Cornelius C. Rose, Jr.             Trustee      Since  Chief Executive Officer--             27           None
Meadowbrook Village                             1991   Performance Learning Systems
Building 1, Apt 6
West Lebanon, NY 03784
Age 71

INTERESTED TRUSTEE**
R. Jay Gerken                      Chairman     Since  Managing Director of Citigroup        221          None
Citigroup Asset Management ("CAM") President &  2002   Global Markets, Inc. ("CGM");
399 Park Avenue                    Chief               Chairman, President and Chief
New York, NY 10022                 Executive           Executive Officer of SBFM.
Age 52                             Officer             Travelers Investment Adviser, Inc
                                                       ("TIA") and Citi Fund Manage
                                                       ment Inc. ("CFM"); President and
                                                       Chief Executive Officer of certain
                                                       mutual funds associated with
                                                       Citigroup Inc. ("Citigroup");
                                                       Formerly, Portfolio Manager of
                                                       Smith Barney Allocation Series
                                                       Inc. (from 1996-2001) and Smith
                                                       Barney Growth and Income Fund
                                                       (from 1996 to 2000)

--------
* Trustees are elected until the trust's next annual meeting and until their successors are elected and qualified.
** Mr. Gerken is a trustee who is an "interested person" of the trust as defined in the 1940 Act because Mr. Gerken is an officer of SBFM and its affiliates.

                                           Term
                                            of                                        Number of
                                          Office                                      Portfolios
                                            and                                        in Fund
                            Position(s)   Length                                       Complex        Other
                             Held with    of Time       Principal Occupation(s)        Overseen   Directorships
Name, Address, and Age         Fund       Served*         During Past 5 Years         by Trustee Held by Trustee
----------------------     -------------- ------- ----------------------------------- ---------- ---------------
OFFICERS
Andrew B. Shoup            Senior Vice     Since  Director of CAM; Senior Vice           N/A           N/A
CAM                        President and   2003   President and Chief Adminis
125 Broad Street           Chief                  trative Officer of mutual funds
New York, NY 10004         Administrative         associated with Citigroup; Head
Age 47                     Officer                of International Funds Adminis
                                                  tration of CAM (from 2001 to
                                                  2003); Director of Global Funds
                                                  Administration of CAM (from
                                                  2000 to 2001); Head of U.S.
                                                  Citibank Funds Administration of
                                                  CAM (from 1998 to 2000)

Robert A. Olstein          Investment      Since  Chairman and President, The            N/A           N/A
Olstein & Associates, L.P. Officer         2003   Olstein Financial Alert Fund (since
4 Manhattanville Road                             1995); Chairman, Chief Executive
Purchase, NY 10577                                Officer, and Chief Investment
Age 61                                            Officer, Olstein & Associates, L.P.
                                                  (since 2000); Chairman, Chief
                                                  Executive Officer, Chief
                                                  Investment Officer and President
                                                  Olstein & Associates, L.P. (from
                                                  1994 to 2000); President, Olstein,
                                                  Inc. (since 1994)

                                          Term
                                           of                                      Number of
                                         Office                                    Portfolios
                                           and                                      in Fund
                           Position(s)   Length                                     Complex        Other
                            Held with    of Time      Principal Occupation(s)       Overseen   Directorships
Name, Address, and Age        Fund       Served*        During Past 5 Years        by Trustee Held by Trustee
----------------------   --------------- ------- --------------------------------- ---------- ---------------

Richard L. Peteka        Chief Financial  Since  Director of CGM; Chief Financial     N/A           N/A
CAM                      Officer and      2002   Officer and Treasurer of certain
125 Broad Street         Treasurer               mutual funds associated with
New York, NY 10004                               Citigroup; Director and Head of
Age 41                                           Internal Control for CAM U.S.
                                                 Mutual Fund Administration
                                                 (from 1999 to 2002); Vice
                                                 President, Head of Mutual Fund
                                                 Administration and Treasurer at
                                                 Oppenheimer Capital (from 1996
                                                 to 1999)

Andrew Beagley           Chief            Since  Director, CGM (since 2000);          N/A
CAM                      Anti-Money       2002   Director of Compliance, North
399 Park Avenue          Laundering              America, Citigroup Asset
New York, NY 10022       Compliance              Management (since 2000);
Age: 41                  Officer                 Director of Compliance, Europe,
                                                 the Middle East and Africa,
                                                 Citigroup Asset Management
                                                 (from 1999 to 2000); Compliance
                                                 Officer, Salomon Brothers Asset
                                                 Management Limited, Smith
                                                 Barney Global Capital
                                                 Management Inc., Salomon
                                                 Brothers Asset Management Asia
                                                 Pacific Limited (from 1997 to
                                                 1999).

Robert I. Frenkel        Secretary and    Since  Managing Director and General        N/A           N/A
CAM                      Chief Legal      2003   Counsel, Global Mutual Funds for
300 First Stamford Place Officer                 CAM and its predecessor (since
Stamford, CT 06902                               1994); Secretary of CFM;
Age: 48                                          Secretary and Chief Legal Officer
                                                 of mutual funds associated with
                                                 Citigroup

Kaprel Ozsolak           Controller       Since  Vice President of CGM;               N/A           N/A
CAM                                       2002   Controller of certain funds
125 Broad Street                                 associated with Citigroup
New York, NY 10004
Age 38

   For the calendar year ended December 31, 2003, the trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

                         Dollar Range     Aggregate Dollar Range of Equity
                           of Equity   Securities in All Registered Investment
                         Securities in    Companies Overseen by Trustee in
  Name of Trustee          the Fund        Family of Investment Companies
  ---------------        ------------- ---------------------------------------
  Herbert Barg+.........     None                   None
  Dwight B. Crane.......     None                   Over $100,000
  Burt N. Dorsett.......     None                   None
  Elliot S. Jaffe.......     None                   None
  Stephen E. Kaufman....     None                   None
  Joseph J. McCann......     None                   None
  R. Jay Gerken.........     None                   Over $100,000
  Cornelius C. Rose, Jr.     None                   Over $100,000

--------
+  Mr. Barg became a trustee emeritus on December 31, 2003.

   As of December 31, 2003, none of the independent trustees, or their immediate family members, owned beneficially or of record any securities in the manager, the sub-adviser or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager, the sub-adviser or principal underwriter of the fund.

   The trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the trustees who are not "interested persons" of the fund or the manager under the 1940 Act ("independent trustees"), namely Messrs. Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

   The Audit Committee oversees the scope of each fund's audit, the fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the independent trustees of the Company for their ratification, the selection, appointment, retention or termination of the trust's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided by the Company's independent auditors to its Manager and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee met twice.

   The Nominating Committee is charged with the duty of making all nominations for independent trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

   The fund also has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the most recent fiscal year, the Pricing Committee met twice.

   As of March 11, 2004, the trustees and officers owned, in the aggregate, less than 1% of the outstanding shares of the fund. No officer, director or employee of CGM or any of its affiliates receives any compensation from the trust for serving as an officer of the funds or trustee of the trust. The trust pays each trustee who is not an officer, director or employee of CGM or any of its affiliates a fee of $14,000 per annum plus $1000 per in-person meeting and $100 per telephonic meeting. Each trustee emeritus who is not an officer, director or employee of CGM or its affiliates receives a fee of $7,000 per annum plus $500 per in-person meeting and $50 per telephonic meeting. All trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings and for the last calendar year ended December 31, 2003 aggregate reimbursement was $7,617.

   The following table shows the compensation paid by the fund to each trustee during the last fiscal year and the total compensation paid by the CAM Mutual Funds Complex for the calendar year ended December 31, 2003. None of the officers of the fund received any compensation from the fund for such period. The Trust does not pay retirement benefits to its trustees and officers.

                                           Compensation        Number of Funds
                             Aggregate    From Trust and   for Which Trustee Serves
                            Compensation   Fund Complex             Within
Name of Person               From Trust  Paid to Trustees+       Fund Complex
--------------              ------------ ----------------- ------------------------
Herbert Barg/(3)/..........   $16,971        $119,450                 42
Dwight B. Crane/(2)/.......    15,975         152,200                 49
Burt N. Dorsett/(2)/.......    16,544          61,300                 27
Elliot S. Jaffe/(2)/.......    14,997          57,750                 27
Stephen E. Kaufman/(2)/....    15,571         113,500                 55
Joseph J. McCann/(2)/......    16,544          62,400                 27
R. Jay Gerken/(1)/.........        --              --                221
Cornelius C. Rose, Jr./(2)/    15,944          58,050                 27

--------
(1) Designates an "interested" trustee.
(2) Designates member of Audit Committee.
(3) Mr. Barg became a trustee emeritus on December 31, 2003.

   At the end of the year in which they attain age 80, trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights. During the trust's last fiscal year, aggregate compensation paid to Trustees Emeritus was $12,338.

   As of March 11, 2004 to the knowledge of the funds, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record more than 5% of the outstanding shares of the fund with the exception of the following:

 Class Shares Held Percent             Name                     Address
 ----- ----------- ------- ---------------------------- -----------------------
   A     134,894   5.8582  Intl Flavors_Fragrances Inc. 521 West 57th Street
                           Pension Plan                 New York, NY 10019-2910
                           Doug Wetmore VP CFO

   Y     360,523   100.00  James Joseph                 15201 Leffingwell Rd.
                           CEM Simp6 IRA Cust           Whittier, CA 90604-2253

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager--SBFM

   SBFM serves as investment manager to the fund pursuant to an investment management agreement (the "Management Agreement") with the trust, which was approved by the board of trustees, including a majority of trustees who are not "interested persons" of the trust or the manager. The manager is an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"). Subject to the supervision and direction of the trust's board of trustees, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the trust. The manager bears all expenses in connection with the performance of its services. The manager also: (a) assists in supervising all aspects of the fund's operations; (b) supplies the fund with office facilities (which may be in the managers' own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund,
(ii) applicable contingent deferred sales charges ("deferred sales charge") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

   Each of the Management Agreement and the Sub-Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent trustees casting votes in person or at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Management Agreement and Sub-Advisory Agreement, the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager and sub-adviser or its affiliates in connection with providing services to the fund, compared the fees charged by a manager and sub-adviser to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager and sub-adviser with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager and sub-adviser services, and benefits potentially accruing to the manager and sub-adviser and its affiliates from securities lending, administrative brokerage and transfer agency relationships with affiliates of the manager and sub-adviser, as well as research services received by the manager and sub-adviser from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the manager (or the sub-adviser). The Independent Trustees were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

   As compensation for investment management services, the fund will pay the manager a fee computed daily and paid monthly at the annual rate of 1.00% of the fund's average daily net assets. For the fiscal period ended November 30, 2003, the fund incurred $525,338 in investment advisory fees.

The Sub-Adviser

   The sub-adviser is Olstein & Associates, L.P., a New York limited partnership. The general partner of the sub-adviser is Olstein, Inc., a New York corporation that is wholly-owned by Robert A. Olstein, the fund's portfolio manager. The sub-adviser makes investment decisions for the fund, places orders to purchase and sell securities, and manages the day-to-day operations of the fund. As compensation for its sub-advisory services, the manager will pay the sub-adviser a fee computed daily and paid monthly at the annual rate of 0.50% of the fund's average daily net assets up to $1.5 billion, and 0.40% of the fund's average daily net assets in excess of $1.5 billion. For the fiscal period ended November 30, 2003, the sub-adviser received $262,669.

Auditors

   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditor to examine and report on the fund's financial statements for the fiscal year ending November 30, 2004.

Counsel

   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the independent trustees.

Custodian, Transfer Agent and Sub-Transfer Agents

   The trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a bank approved by the fund's trustees. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

   PFPC Inc. ("PFPC" or "sub-transfer agent"), located at P.O. Box 9699, Providence, RI 02940-9699, serves as the sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the trust, the manager, the sub-adviser and principal underwriter have adopted codes of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of each of the fund's, the manager's, the sub-adviser's, and the distributor's code of ethics is on file with the SEC.

Proxy Voting Guidelines & Procedures

   Although individual trustees may not agree with particular policies or votes by the subadviser, the Board has approved delegating proxy voting discretion to the subadviser believing that the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of the fund's shareholders, on the one hand, and those of the subadviser or any affiliated person of the fund or the subadviser, on the other. This summary of the guidelines gives a general indication as to how the subadviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the subadviser always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.

   Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Distributor

   Effective June 5, 2000, the trust has entered into an agreement with CGM located at 388 Greenwich Street, New York, New York 10013 to distribute fund shares on a best efforts basis pursuant to distribution agreements.

Initial Sales Charges

   When the investor makes payment before the settlement date, unless otherwise noted by the investor, the payment will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management, the Sub-advisory Agreement and Distribution Agreements for continuance.

   The aggregate dollar amount of commissions on Class A shares received by CGM and its affiliates were as follows:

  Class A Shares

      For the fiscal period ended November 30:

                                 2003 $448,000

Deferred Sales Charges

   The aggregate dollar amount of commissions on Class B and Class L shares received by CGM and its affiliates were as follows:

  Class B Shares

      For the fiscal period ended November 30:

                                  2003 $41,000

  Class L Shares

      For the fiscal period ended November 30:

                                  2003 $4,000

   For the fiscal year ended November 31, 2003, the distributors and/or service agents incurred the following distribution expenses for the fund:

                             Financial            Marketing &
                             Consultant   Branch  Advertising Printing  Total
                            Compensation Expenses  Expenses   Expenses Expenses
                            ------------ -------- ----------- -------- --------
 SB Classic Values Fund A       2,652     20,043         --        --   22,695
                        B     148,928    107,284     95,751    15,295  367,258
                        L      41,151    149,094     76,277    14,237  280,759
                              -------    -------    -------    ------  -------
                              192,731    276,421    172,028    29,532  670,712
                              =======    =======    =======    ======  =======

   Distribution Arrangements. To compensate CGM for the services it provides and for the expense it bears under the Distribution Agreement, each fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, a fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays CGM a distribution fee with respect to the Class B and Class L shares primarily intended to compensate CGM for its initial expense of paying Service Agents a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable to the shares of the respective Class.

   The following service and distribution fees were incurred by the fund pursuant to a Plan during the period indicated:

                                     Fiscal Period
                                         Ended
                                   November 30, 2003
                                   -----------------
                           Class A     $ 27,721
                           Class B     $207,263
                           Class L     $205,393

   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the independent trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution

Agreement. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the trustees including all of the independent trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the independent trustees or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act). Pursuant to the Plan, CGM will provide the board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                            PORTFOLIO TRANSACTIONS

   The sub-adviser arranges for the purchase and sale of the fund's securities and selects brokers and dealers (including CGM), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The sub-adviser may select brokers and dealers that provide it with research services and may cause the fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the sub-adviser to supplement its own research and analysis.

   Decisions to buy and sell securities for the fund are made by the sub-adviser, subject to the overall supervision and review of the trustees. Portfolio securities transactions for the fund are effected by or under the supervision of the sub-adviser. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

   In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. The sub-adviser, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The sub-adviser receives research, statistical and quotation services from several broker-dealers with which it places the fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the sub-adviser exercises investment discretion. For the fiscal period ended November 30, 2003, the fund did not direct any brokerage transactions to brokers because of research services provided. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager's fee under the Management Agreement is not reduced by reason of its receiving such brokerage and research services. The trustees, in their discretion, may authorize the manager to cause the fund to pay a broker that provides brokerage and research services to the sub-adviser a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

   In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the trust's board of trustees has determined that any portfolio transaction for the fund may be executed through CGM or an affiliate of CGM if, in the sub-adviser's judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the fund a commission rate consistent with that charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided: (a) the board of trustees has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the fund of the aggregate compensation it earned on such transactions.

   Even though investment decisions for the fund are made independently from those of the other accounts managed by the sub-adviser, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by the sub-adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the sub-adviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

   Portfolio securities transactions on behalf of the fund are placed by the sub-adviser with a number of brokers and dealers, including CGM. CGM has advised the fund that in transactions with the fund, CGM charges a commission rate at least as favorable as the rate that CGM charges its comparable unaffiliated customers in similar transactions.

   The fund has paid the following in brokerage commissions for portfolio transactions:

                                                                                     % of Total Dollar
                                                                                         Amount of
                                                                   % of Total          Transactions
                                                                    Brokerage            involving
   Fiscal Period       Total Brokerage    Commissions Paid to  Commissions Paid to  Commissions Paid to
Ending November 30       Commissions      CGM and Affiliates   CGM and Affiliates   CGM and Affiliates
------------------   -------------------  -------------------  -------------------  -------------------
       2003               $284,214              $54,888              19.31%               19.88%

   Holdings of the securities of the fund's regular broker/dealers or their parents that derive more than 15% of gross revenues from securities related activities as of November 30, 2003:

                                                                       Value of
                                                       Type of      any Securities
                                                    Security Owned   Owned at end
                                                        D=debt     of Current Period
Name of Regular Broker or Dealer or Parent (Issuer)    E=equity         (000s)
--------------------------------------------------- -------------- -----------------
           The Goldman Sachs Group, Inc............       E             $1,124
           Merrill Lynch & Co., Inc................       E              1,254
           Morgan Stanley..........................       E              1,338

                              PORTFOLIO TURNOVER

   The fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. A fund may experience a high rate of portfolio turnover if, for example, it writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the sub-adviser deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective fund and may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less and may therefore increase shareholders' liability for applicable income taxes on resulting distributions. Portfolio turnover rate for fiscal period ended November 30, 2003 was 24%.

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following Classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                    Sales Charge
                      ---------------------------------------
                                                               Dealers' Reallowance as
Amount of Investment  % of Offering Price % of Amount Invested   % of Offering Price
--------------------  ------------------- -------------------- -----------------------
 Less than $25,000...        5.00%                5.26%                  4.50%
 $   25,000 - 49,999.        4.25                 4.44                  3.83
     50,000 - 99,999.        3.75                 3.90                  3.38
    100,000 - 249,999        3.25                 3.36                  2.93
    250,000 - 499,999        2.75                 2.83                  2.48
    500,000 - 999,000        2.00                 2.04                  1.80
  1,000,000 or more..           0                    0               Up to 1.00*

   -----
  * A distributor pays up to 1.00% to a Service Agent.

   Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants or Service Agents whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions."

   Class L Shares. Class L shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions."

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General

   Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a sub-transfer agent are not subject to a maintenance fee.

   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from certain unit investment trusts ("UIT") sponsored by CGM, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. The sub-transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to a sub-transfer agent.

   Purchase orders received by the fund or a Service Agent prior to the close of regular trading on NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. CGM or a sub-transfer agent will charge a shareholder who has insufficient funds to complete the transfer a fee of up to $25. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers--Class A Shares. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares of the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries, or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by investors participating in 401(k) plans; (h) purchases by a separate account used to fund certain unregistered variable annuity contracts; (i) investments of distributions from a UIT sponsored by CGM; (j) purchases by investors participating in a CGM fee-based arrangement; (k) purchases by Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs; (l) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and (m) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund and (n) purchases by executive deferred compensation plans participating in the CGM ExecChoice programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Service Agent or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of at least $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of at least $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs."

           Year Since Purchase Payment Was Made Deferred Sales Charge
           ------------------------------------ ---------------------
                   First.......................         5.00%
                   Second......................         4.00
                   Third.......................         3.00
                   Fourth......................         2.00
                   Fifth.......................         1.00
                   Sixth and thereafter........         0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Smith Barney Funds Retirement Program

   The fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement

Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

Determination of Public Offering Price

   The fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class L shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

                             REDEMPTION OF SHARES

   The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to a sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

   The fund does not issue share certificates unless a written request signed by all registered owners is made to PFPC Inc. If you hold share certificates, it will take longer to exchange or redeem shares.

   Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Distribution in Kind

   If the trustees determine that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of the fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with a sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their Service Agent.

Additional Information Regarding Telephone Redemption And Exchange Program

   Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) day's prior notice to shareholders.

                              VALUATION OF SHARES

   The net asset value per share of the fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the trust in valuing its assets.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, the last sale price. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day. Securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's board of trustees. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the trustees.

   Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days, which are not business days in New York, and days on which the fund's net asset value is not calculated. As a result, calculation of the fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the trustees.

                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same Class of other Smith Barney mutual funds, on the basis of relative net asset value per share at the time of exchange as follows:

      A. Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney mutual funds.

      B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney mutual fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class L shares of any fund may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class L shares of the fund exchanged for Class L shares of another Smith Barney mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased. The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. A distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Share Certificates. The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

   Additional Information Regarding Exchanges. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                               PERFORMANCE DATA

   From time to time, the fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the fund. These figures will be based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this SAI, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The fund also may include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

   From time to time, the trust may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders. The trust may include comparative performance information in advertising or marketing the fund's shares. Such performance information may be included in the following industry and financial publications--Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New

York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class, it will also disclose such information for the other Classes.

Average Annual Total Return (Before Taxes)

   A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1 + T)n = ERV

                            Where:   P =   a hypothetical initial payment of $1,000.
                                     T =   average annual total return.
                                     n =   number of years.
                                   ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10- year period at the end of a 1-, 5- or
                                           10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                                  Average Annual Total Return
                                for the fiscal year ended 11/30/03
                                -------------------------------
                                                          Since
                Class of Shares 1-Year   5-Year 10-Year Inception#
                --------------- ------   ------ ------- ----------
                 Class A/(1)/..  N/A      N/A     N/A     30.42%
                 Class B/(2)/..  N/A      N/A     N/A     31.58%
                 Class L/(3)/..  N/A      N/A     N/A     35.58%
                 Class Y/(4)/..  N/A      N/A     N/A     36.58%

--------
(1) The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares would have been 37.28% since inception.
(2) The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum applicable deferred sales charge had not been deducted, the average annual total return for Class B shares would have been 36.58% since inception.
(3) The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. Effective February 2, 2004, the initial sales charge in Class L shares has been waived. If the maximum applicable deferred sales charges had not been deducted, the average annual total return for Class L shares would have been 36.58% since inception.
(4) Class Y shares do not incur sales charges nor deferred sales charges.
 # Commencement of operations was April 14, 2003.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

Aggregate Total Return (Before Taxes)

   The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

                            Where:   P =   a hypothetical initial payment of $10,000.
                                   ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10- year period at the end of a 1-, 5- or
                                           10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.


                                Aggregate Annual Total Return as of 11/30/03
                                -------------------------------------------
                                                                 Since
                Class of Shares 1-Year    5-Year    10-Year    Inception#
                --------------- ------    ------    -------    ----------
                 Class A/(1)/..  N/A       N/A        N/A        30.42%
                 Class B/(2)/..  N/A       N/A        N/A        31.58%
                 Class L/(3)/..  N/A       N/A        N/A        35.58%
                 Class Y/(4)/..  N/A       N/A        N/A        36.58%

--------
(1) The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares would have been 37.28% since inception.
(2) The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum applicable deferred sales charge had not been deducted, the average annual total return for Class B shares would have been 36.58% since inception.
(3) The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. Effective February 2, 2004, the initial sales charge in Class L shares has been waived. If the maximum applicable deferred sales charges had not been deducted, the average annual total return for Class L shares would have been 36.58% since inception.
(4) Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.
 # Commencement of operations was April 14, 2003.

   Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                               AFTER-TAX RETURN

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                               P(1 + T)n = ATVD

                           Where:    P =   a hypothetical initial payment of $1,000.
                                     T =   average annual total return (after taxes on distributions).
                                     n =   number of years.
                                  ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or
                                           10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

                                  Average Annual Total Return
                                (after Taxes on Distributions)
                               for fiscal year ended November 30, 2003
                               --------------------------------------
                                                              Since
               Class of Shares 1-Year   5-Years   10-Years  Inception
               --------------- ------   -------   --------  ---------
                   Class A....  N/A       N/A       N/A       30.42%
                   Class B....  N/A       N/A       N/A       31.58%
                   Class L....  N/A       N/A       N/A       35.58%
                   Class Y....  N/A       N/A       N/A       36.58%

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                               P(1 + T)n = ATVDR

                           Where:     P =   a hypothetical initial payment of $1,000.
                                            average annual total return (after taxes on distributions and
                                      T =   redemption).
                                      n =   number of years.
                                  ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or
                                            10-year period (or fractional portion thereof), after taxes on fund distributions and redemptions.

                                  Average Annual Total Return
                               (after Taxes on Distributions and Redemptions)
                               for fiscal year ended November 30, 2003
                               ---------------------------------------------
                                                                   Since
               Class of Shares 1-Year     5-Years    10-Years    Inception
               --------------- ------     -------    --------    ---------
                   Class A....  N/A         N/A        N/A         19.77%
                   Class B....  N/A         N/A        N/A         20.53%
                   Class L....  N/A         N/A        N/A         23.13%
                   Class Y....  N/A         N/A        N/A         23.78%

                          DIVIDENDS AND DISTRIBUTIONS

   The fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and net realized capital gains in order to avoid federal income and excise tax liability.

   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose accounts are held directly at a sub-transfer agent should notify the sub-transfer agent in writing, requesting a change to this reinvest option.

   The per share dividends on Class B and Class L shares of the fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

                                     TAXES

   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

   The fund intends to qualify to continue to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") each taxable year. To so qualify, the fund must, among other things:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

   As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

   Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers) it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized- long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund after December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

  Other Taxation

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder of $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                            ADDITIONAL INFORMATION

   The trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The trust offers shares of beneficial interest of six separate funds with a par value of $.001 per share. The fund offers shares of beneficial interest currently classified into four Classes--A, B, L and Y. Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The trust's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

   The Master Trust Agreement of the fund permits the trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

   Pursuant to the Master Trust Agreement, the fund's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

   The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the trust's outstanding shares and the trust will assist shareholders in calling such a meeting as required by the 1940 Act.

   When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

   The trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On August 16, 1995, the Trust's name was changed to Smith Barney Investment Trust.

   Annual and Semi-Annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

                             FINANCIAL STATEMENTS

   The fund's annual report for the fiscal year ended November 30, 2003 is incorporated herein by reference in its entirety. The annual report was filed on February 2, 2004, Accession Number 0001133228-04-000023.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

          We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A
                          OLSTEIN & ASSOCIATES, L.P.
                 AMENDED AND RESTATED PROXY VOTING PROCEDURES
                                 OCTOBER, 2003

Introduction

   Olstein & Associates, L.P. ("O&A") has adopted these amended and restated proxy voting policies and procedures in response to the rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. The rule amendments are designed to ensure that advisers vote proxies in the best interest of their clients and provide clients with information about how their proxies are voted.

   O&A serves as adviser to the Olstein Financial Alert Fund and the Smith Barney Classic Value Fund (collectively, the "Funds"). Pursuant to its role as the Funds' adviser, O&A understands its obligation to ensure that the proxies are voted in the best interests of these clients.

Contractual Delegation to Institutional Shareholder Services, Inc.

   O&A has entered into an agreement ("the Agreement") with Institutional Shareholder Services, Inc. (ISS), a Delaware corporation, in order to vote proxies for which O&A is responsible. Pursuant to the Agreement, an ISS account manager will exercise his or her authority and responsibility to execute proxy ballots on behalf of O&A and O&A's mutual fund advisory clients. ISS will vote such proxies in accordance with the ISS's proprietary research and it proxy voting guidelines, which are attached to this document [omitted] and which have been adopted by O&A.

   Notwithstanding the contractual delegation to ISS, O&A will continue to monitor the proxy voting. If O&A disagrees with a proxy voting recommendation made by ISS, O&A maintains the right to override ISS's recommendation and instruct ISS to vote the proxy based on O&A's determination.

Potential Conflicts of Interest

   Because O&A's advisory clients are generally limited to registered investment companies, O&A does not anticipate conflicts of interest with respect to proxy voting. In addition, O&A anticipates that it will generally follow the recommendations of ISS, this further reducing the likelihood of potential conflicts of interest. If O&A elects to override a recommendation from ISS, O&A will determine whether such override presents a potential conflict of interest. If O&A determines that a conflict of interest is present, the O&A will (i) vote the proxy in accordance with the ISS recommendation; or
(ii) follow its internal procedures for resolving proxy conflicts of interest. In accordance with its procedures, O&A will (i) prepare a conflict of interest memo detailing the potential issues and/or conflicts of interest; (ii) assemble the entire O&A research staff and management to review the memo and make a voting recommendation; (iii) make a decision on how to cote the proxy based on all available information and in the best interest of the advisory client; and
(iv) maintain written documentation detailing the proxy voting decision with respect to each proxy for which O&A determines there is a potential conflict of interest. In addition, O&A may elect to disclose the potential conflict of interest to the advisory client. Once the decision is made, ISS will vote the proxy via the ISS Votex System based on the O&A decision.

   O&A will report to the boards of directors or trustees of the mutual funds for which they serve as investment adviser or sub-adviser, on not less than an annual basis. O&A will inform the directors or trustees regarding any conflicts of interest that arise from proxy votes and how such conflicts were resolved.

Disclosure of Proxy Voting Policies and Procedures

   O&A's proxy procedures will be available to those persons who are shareholders ("Shareholders") of either one or both of the Funds. Shareholders will receive notice of the availability for O&A's proxy voting policies and procedures in the annual and semi-annual reports for periods ending after July 1, 2004. The notice will instruct shareholders that O&A's proxy voting policies and procedures, including a copy of ISS's proxy voting guidelines, will be available through any one or more of the following:

  .  a specified toll-free number

  .  the SEC website at http://www.sec.gov

  .  the fund's website

   In addition, O&A will also deliver to each Shareholder who requests proxy voting information the same information that is disclosed in the fund's registration statement. O&A will send out this information via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

                         SMITH BARNEY INVESTMENT TRUST

                                                           Smith Barney
                                                           Classic Values Fund




                                                        March 29, 2004

SMITH BARNEY INVESTMENT TRUST
125 Broad Street
New York, NY 10004

[LOGO] Citigroup Global Markets Inc.
       A member of Citigroup

                                March 29, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                         SMITH BARNEY INVESTMENT TRUST

         Smith Barney Intermediate Maturity California Municipals Fund
          Smith Barney Intermediate Maturity New York Municipals Fund
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectuses of the Smith Barney Intermediate Maturity California Municipals Fund (the "California Fund") and the Smith Barney Intermediate Maturity New York Municipals Fund (the "New York Fund") (collectively the "funds") dated March 29, 2004, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the prospectuses. Additional information about each fund's investments is available in each fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. The prospectuses and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary, or financial institution (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above. The funds are separate investment series of Smith Barney Investment Trust (the "trust").

                               TABLE OF CONTENTS

Investment Objective and Management Policies for the Funds.......  2
Risk Factors..................................................... 10
Risk Factors--Investing in State Municipal Obligations........... 15
Portfolio Transactions........................................... 16
Portfolio Turnover............................................... 17
Investment Restrictions.......................................... 17
Trustees and Executive Officers of the Trust or Funds............ 20
Investment Management and Other Services......................... 25
Distribution Plan Fees........................................... 30
Purchase of Shares............................................... 30
Redemption of Shares............................................. 35
Valuation of Shares.............................................. 36
Exchange Privilege............................................... 37
Performance Data................................................. 39
After-Tax Return................................................. 43
Dividends and Distributions...................................... 44
Taxes............................................................ 44
Additional Information........................................... 49
Financial Statements............................................. 50
Other Information................................................ 51
Appendix A--Ratings on Debt Obligations--Bond (and Notes) Ratings 52
Appendix B--Description of Proxy Voting Policies and Procedures.. 56
Appendix C--Risk Factors--Investing in California Municipal
  Obligations.................................................... 58
Appendix D--Risk Factors--Investing in New York Municipal
  Obligations.................................................... 80

          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES FOR THE FUNDS

   The prospectuses discuss the investment objective of each fund and the principal policies employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the funds may invest, the investment policies and strategies that the funds may utilize and certain risks attendant to those investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment adviser to each fund.

California Fund and New York Fund

   Under normal market conditions, each of the California Fund and the New York Fund attempts to invest 100% of its assets in a portfolio of investment grade California municipal securities and New York municipal securities, respectively. "California municipal securities" and "New York municipal securities" are debt obligations issued by or on behalf of the State of California and the State of New York, respectively, certain territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes and exempt from California personal income taxes and New York State and New York City personal income taxes, respectively.

   The California Fund will operate subject to a fundamental investment policy providing that, under normal circumstances, the California Fund will invest at least 80% of its assets, in investment grade California municipal securities (or other investments with similar economic characteristics). Up to 20% of the California Fund's total assets may be invested in unrated securities that are deemed by the manager to be of a quality comparable to investment grade. The California Fund will not invest in California municipal securities that are rated lower than investment grade at the time of purchase.

   The New York Fund will operate subject to a fundamental investment policy providing that, under normal circumstances, the fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in investment grade New York municipal securities (or other investments with similar economic characteristics). Up to 20% of the New York Fund's total assets may be invested in unrated securities that are deemed by the manager to be of a quality comparable to investment grade. The New York Fund will not invest in New York municipal securities that are rated lower than investment grade at the time of purchase.

   Securities Rating Criteria. The ratings of Moody's, S&P, Fitch and other nationally recognized statistical rating organizations ("NRSROs") represent their opinions as to the quality of the municipal securities that they undertake to rate; the ratings are relative and subjective and are not absolute standards of quality. The manager's judgment as to credit quality of a municipal security, thus, may differ from that suggested by the ratings published by a NRSRO. See Appendix A for a description of NRSRO ratings. The policies of the funds as to ratings of portfolio investments will apply only at the time of the purchase of a security, and neither fund will be required to dispose of a security in the event Moody's, S&P, Fitch or any other NRSRO downgrades its assessment of the credit characteristics of the security's issuer. In addition, to the extent that ratings change as a result of changes in rating organizations or their rating systems or as a result of a corporate restructuring of Moody's, S&P, Fitch or any other NRSRO the manager will attempt to use comparable ratings as standards for each fund's investments.

   Municipal securities rated no lower than Baa, MIG 3 or Prime-1 by Moody's, BBB, SP-2 or A-1 by S&P, BBB or F-1 by Fitch or have the equivalent rating of any other NRSRO are considered investment grade securities. Municipal securities rated Baa by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal securities rated BBB by S&P are regarded as having an adequate capacity to pay principal and interest. Municipal securities rated BBB by Fitch are deemed to be subject to a higher likelihood that their rating will fall below investment grade than higher rated bonds.

   Maturity of Obligations Held By The Funds. The manager believes that each fund may offer an attractive investment opportunity for investors seeking a higher effective tax yield than a tax-exempt money market fund or a tax-exempt short-term bond fund and less fluctuation in net asset value than a longer term tax-exempt bond fund. Each fund normally invests in intermediate maturity securities; the weighted average maturity of each fund's portfolio will normally be not less than three nor more than 10 years. The maximum remaining maturity of the securities in which both the California Fund and New York Fund normally invest will be no greater than 20 years.

   Municipal securities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal securities bear fixed, floating and variable rates of interest, and variations exist in the security of municipal securities, both within a particular classification and between classifications.

   The yields on, and values of, municipal securities depend on a variety of factors, including general economic and monetary conditions, conditions in the municipal securities markets, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, municipal securities with the same maturity, coupon and rating may have different yields or values, whereas obligations of the same maturity and coupon with different ratings may have the same yield or value.

   Issuers of municipal securities may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.

   Private Activity Bonds. Each fund may invest without limit in municipal securities that are "private activity bonds," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), which are in most cases revenue bonds. Private activity bonds generally do not carry the pledge of the credit of the issuing municipality, but are guaranteed by the corporate entity on whose behalf they are issued. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent the fund's dividends are derived from interest on these bonds. Dividends derived from interest income on municipal securities are a "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax. See "Taxes." Private activity bonds held by a fund will be included in the term municipal securities for purposes of determining compliance with the fund's policy of investing at least 80% of its total assets in municipal securities.

   Related Instruments. Each fund may invest without limit in municipal securities that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the funds should any of the related projects or facilities experience financial difficulties.

   U.S. Government Securities. Each fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

   Municipal Obligations. Each fund invests principally in municipal obligations. Municipal obligations are debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer. Municipal obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

   Municipal Leases. Each fund may invest without limit in "municipal leases." Municipal leases may take the form of a lease or an installment purchase contract issued by state or local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state income taxes within the state of issuance. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. Each fund may invest in municipal leases without non-appropriation clauses only when the municipality is required to continue the lease under all circumstances except bankruptcy. There is no limitation on the percentage of a fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which my include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

   Municipal leases that a fund may acquire will be both rated and unrated. Rated leases include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. Each fund may acquire unrated issues that the manager deems to be comparable in quality to rated issues in which the fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation will be subject to oversight and approval by the trust's board of trustees.

   Municipal leases held by a fund will be considered illiquid securities unless the trust's board of trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the manager to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

   Zero Coupon Securities. Each fund may invest up to 10% of its assets in zero coupon municipal securities. Zero coupon municipal securities are generally divided into two categories: pure zero obligations, which are those that pay no interest for their entire life and zero/fixed obligations, which pay no interest for some initial period and thereafter pay interest currently. In the case of a pure zero obligation, the failure to pay interest currently may result from the obligation having no stated interest rate, in which case the obligation pays only principal at maturity and is issued at a discount from its stated principal amount. A pure zero obligation may, in the alternative, carry a stated interest rate, but provide that no interest is payable until maturity. The value to the investor of a zero coupon municipal securities consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the zero coupon municipal securities life or payment deferral period.

   Custodial Receipts. Each fund may acquire custodial receipts or certificates under-written by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates evidencing ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custodial receipt a fund would typically be authorized to assert its rights directly against the issuer of the underlying obligations, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

   Municipal Securities Components. Each fund may invest in municipal securities, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process; whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. Each fund may purchase both Auction and Residual Components.

   Because the interest rate paid to holders of Residual Components is generally determined by subtracting from a fixed amount the interest rate paid to the holders of Auction Components, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the magnitude of the increases and decreases in market value of

Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal securities having similar credit quality, redemption provisions and maturity.

   Floating and Variable Rate Instruments. Each fund may purchase floating and variable rate demand notes and bonds, which are municipal securities normally having a stated maturity in excess of one year, but which permit their holder to demand payment of principal at any time, or at specified intervals. The maturity of a floating or variable rate demand note or bond will be deemed shortened by virtue of a demand feature.

   The issuer of floating and variable rate demand obligations normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of these obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time that rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, floating and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because they are direct lending arrangements between the lender and borrower, floating and variable rate obligations generally will not be traded. In addition, generally no secondary market exists for these obligations, although their holders may demand payment at face value. For these reasons, when floating and variable rate obligations held by a fund are not secured by letters of credit or other credit support arrangements, the fund's rights to demand payment is dependent on the ability of the borrower to pay principal and interest on demand. The manager, on behalf of the fund, will consider on an ongoing basis the creditworthiness of the issuers of floating and variable rate demand obligations held by the fund.

   Participation Interests. Each fund may purchase from financial institutions tax-exempt participation interests in municipal securities. A participation interest gives the fund an undivided interest in the municipal securities in the proportion that the fund's participation interest bears to the total amount of the municipal securities. These instruments may have floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the trust's board of trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by U.S. government securities. The funds will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the fund's interest in the municipal securities, plus accrued interest. Each fund intends to exercise its right with respect to these instruments to demand payment only upon a default under the terms of the municipal securities or to maintain or improve the quality of its investment portfolio.

   Taxable Investments. Under normal conditions, each fund may hold up to 20% of its net assets in cash or money market instruments, including taxable money market instruments (collectively, "Taxable Investments"). In addition, the manager believes that if market conditions warrant, a fund may take a temporary defensive posture and invest without limitation in short-term municipal securities and Taxable Investments. To the extent, a fund holds Taxable Investments and, under certain market conditions, certain floating and variable rate demand obligations or Auction Components, the fund may not achieve its investment objective.

   Money market instruments in which the funds may invest include: U.S. Government Securities; tax-exempt notes of municipal issuers rated, at the time of purchase, no lower than MIG 1 by Moody's, SP-1 by S&P of F-1 by Fitch, have the equivalent rating by any NRSRO or, if not rated, by issuers having outstanding, unsecured debt then rated within the three highest rating categories; bank obligations (including certificates of deposit, time deposits and bankers acceptances of domestic banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than P-1 by Moody's, A-1 by S&P of F-1 by Fitch or the equivalent from any NRSRO or, if unrated of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements. At no time will the funds' investments in bank obligations, including time deposits, exceed 25% of the value of each fund's assets.

   U.S. Government Securities in which the funds may invest include direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as GNMA certificates); securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as FNMA and FHLMC bonds).

Investment Techniques

   The funds may employ, among others, the investment techniques described below, which may give rise to taxable income:

   Financial Futures and Options Transactions. To hedge against a decline in the value of municipal securities it owns or an increase in the price of municipal securities it proposes to purchase, each fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by a fund will be restricted to those that are either based on an index of municipal securities or relate to debt securities the prices of which are anticipated by the manager to correlate with the prices of the municipal securities owned or to be purchased by a fund.

   In entering into a financial futures contract, a fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

   A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the fund.

   The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The funds, however, continue to have policies with respect to futures and options thereon as set forth below. The current view of the staff of the SEC is that a fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging. In addition, each fund will, with respect to its purchases of financial futures contracts, establish a segregated account on the fund's books consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts. Each fund's ability to trade in financial futures contracts and options on financial futures contracts may be affected to some extent by the requirements of the Code, applicable to a regulated investment company that are described below under "Taxes."

   Each fund intends to enter into financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade only if an active market will exist for them at any particular time. If closing a futures position in anticipation of adverse price movements is not possible, each fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of a fund's investments being hedged, if any, may offset partially or completely losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract and, thus, provide an offset to losses on the futures contract or option on the futures contract. In addition, in light of the risk of an imperfect correlation between securities held by a fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by a fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, each fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. This "over hedging" or "under hedging" may adversely affect a fund's net investment results if market movements are not as anticipated when the hedge is established.

   If a fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if a fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

   When-Issued Securities and Delayed-Delivery Transactions. Each fund may purchase municipal securities on a "when-issued" basis or for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by a fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities or delayed delivery are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed- delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

   When a fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, a fund will set aside portfolio securities to satisfy a purchase commitment, and in such a case a fund may be required subsequently to place additional assets in the segregated account on the fund's books in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   Stand-by Commitments. Each fund may acquire "stand-by commitments" with respect to municipal securities held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase at a fund's option specified securities at a specified price and, in this way, a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes. Each fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. Each fund may pay for stand-by commitments if payment is deemed necessary, thus increasing to a degree the cost of the underlying municipal securities and similarly decreasing the security's yield to the funds.

   Illiquid Securities. Each fund may invest up to 10% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. In addition, up to 5% of the value of each fund's assets may be invested in securities of entities that have been in continuous operation for fewer than three years.

   Repurchase Agreements. Each fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). A fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if the fund's manager deems such banks and non-bank dealers creditworthy. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by a fund under the Investment Company Act of 1940, as amended (the "1940 Act").

Non-diversified Classification

   Each fund is classified as a non-diversified investment company under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. Each fund's assumption of large positions in the obligations of a small number of issuers may cause the fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

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                                 RISK FACTORS

Investments in Specified Private Activity Bonds

   Under current Federal income tax law, (a) interest on municipal securities issued after August 7, 1986 that are "specified private activity bonds" under the Code, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the Federal alternative minimum tax imposed on individuals and corporations (the "AMT"), though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (b) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Specified private activity bonds referred to in clause (a) in the preceding sentence ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which a fund's assets may be invested.

Risk of Concentration In a Single State

   The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of state issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal securities in which each fund's assets are invested may include debt obligations of the municipalities and other subdivisions of the state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s) requirements. See "Appendix A" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract, which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

   Municipal Market Volatility. Municipal securities can be affected significantly by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

   Interest Rate Changes. Municipal securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

   Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. These types of changes also can affect entities providing credit support or a maturity-shortening structure. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be affected negatively by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, or the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline significantly in value.

   Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the respective state legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the trustees would reevaluate each fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

Risks Inherent in an Investment in Different Types of Municipal Securities

   General Obligation Bonds. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control.

   Industrial Development Revenue Bonds ("IDRs"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

   Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

   Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

   Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates, which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The manager cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to bonds.

   Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Such factors include the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

   University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payments on its own.

   Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt services on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

   Capital Improvement Facility Bonds. Capital improvement bonds are issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

   Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

   Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

   Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

   Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The manager cannot predict what effect conditions may have on revenues, which are dependent for payment on these bonds.

   Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

   Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

   Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government's proportionate share in the Master Settlement Agreement ("MSA"). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

   Certain Tobacco settlement revenue bonds are issued with "turbo" redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

   Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

   Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

   Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

            RISK FACTORS--INVESTING IN STATE MUNICIPAL OBLIGATIONS

   These summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of California, the State of New York, Puerto Rico, the U.S. Virgin Islands and Guam. This information is obtained from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. Neither the trust nor the manager have undertaken to verify independently such information and neither the trust nor the manager assume responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which each fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which a fund invests or the private business entities whose obligations support the payments on AMT-Subject Bonds in which a fund will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to each fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

   Following is a brief summary of select state factors affecting each fund. It does not represent a complete analysis of every material fact affecting each state's debt obligations. Each summary is based on a sampling of offering statements for the debt of each state's issuers, data from independent rating agencies, and/or data reported in other public sources.

California Fund Risk Factors

   Please refer to the information in "Appendix C" which provides a brief summary of special investment considerations and risk factors relating to investing in California municipal obligations. Such information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of California issuers. The trust has not independently verified the information. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

New York Fund Risk Factors

   Please refer to the information in "Appendix D" which provides a brief summary of special investment considerations and risk factors relating to investing in New York municipal obligations. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York municipal obligations that were available prior to the date of this SAI. The accuracy and completeness of the information contained in those official statements have not been independently verified.

Puerto Rico Risk Factors

   The fund may invest in obligations of the Commonwealth of Puerto Rico and its political subdivisions, agencies and instrumentalities that qualify as tax-exempt municipal securities. The majority of Puerto Rico's debt is issued by 10 of the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

   The Puerto Rican economy generally parallels the economic cycles of the United States; as most goods are imported from the U.S. Interest rates also generally mirror those of the United States. For decades, Puerto Rico has had a very open economy, with large flows of trade, investment and income. The magnitude of those flows is so large compared to the scale of the whole economy, that their behavior is a key element in the analysis of Puerto Rico's Gross National Product accounting.

Virgin Island Risk Factors

   The United States Virgin Islands include St. Thomas, St. John and St. Croix. The islands are located in the Lesser Antilles, 1,100 east, southeast of Miami. Historically a center of sugar production and commerce, by the 1980s tourism had become the leading economic factor in the Virgin Islands. The Virgin Islands are the Caribbean's most popular tourist destination. Circumstances, which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events and terrorist activities in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the Virgin Islands.

Guam Risk Factors

   Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. A weakened Japanese economy has affected Guam's tourism sector. Public sector employment in Guam is significant, with approximately 40% of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services. Guam has experienced U.S. military reductions, and it is unclear whether plans to increase tourism may succeed in limiting the negative effects of such reductions. The government of Guam has taken steps to improve its financial position, which include the development of local labor; however, there can be no assurances that an improvement will be realized.

                            PORTFOLIO TRANSACTIONS

   Decisions to buy and sell securities for each fund are made by the manager, subject to the overall review of the trust's board of trustees. Although investment decisions for each fund are made independently from those of the other accounts managed by the manager, investments of the type that a fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund. The trust has paid no brokerage commissions since its commencement of operations.

   Allocation of transactions on behalf of the funds, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the funds' shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by a fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both a fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to a fund.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

   There were no holdings of the securities of the Registrant's/Series' regular brokers/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of December 31, 2003.

   No fund will purchase U.S. Government Securities or municipal obligations during the existence of any underwriting or selling group relating to the securities, of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, a fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

   The trust has paid no brokerage commissions for portfolio transactions since its commencement of operations. The funds did not pay brokerage commissions and had no trades directed for research during the fiscal year ended November 30, 2003. Portfolio securities transactions on behalf of the fund are placed by the manager with a number of brokers and dealers, including Citigroup Global Markets Inc. ("CGM"). CGM has advised the funds that in transactions with the funds, CGM charges a commission rate at least as favorable as the rate that CGM charges its comparable unaffiliated customers in similar transactions.

                              PORTFOLIO TURNOVER

   While a fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%, it has in the past exceeded 100% with respect to each fund. The rate of turnover will not be a limiting factor, however, when a fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to a fund, as purchases and sales of portfolio securities are usually effected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what a fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.

   The portfolio turnover rates are as follows:

                                               Year     Year
                                              Ended    Ended
                 Fund                        11/30/03 11/30/02
                 ----                        -------- --------
                 California Fund............    23%      12%
                 New York Fund..............     7%       8%

                            INVESTMENT RESTRICTIONS

   The investment restrictions numbered 1 through 7 below have been adopted by the trust as fundamental policies of the funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. The remaining restrictions may be changed by a vote of a majority of the trust's board of trustees at any time.

   Under the investment restrictions adopted by the trust with respect to the funds, a fund will not:

      1. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      2. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes), in its respective State investment grade municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and its respective State personal income taxes.

   Each fund considers any investments in municipal securities that pay interest subject to the AMT as part of the 80% of the fund's assets to be invested in municipal securities.

      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. invest in oil, gas or other mineral leases or exploration or development programs.

      10. write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund's investment objective and policies.

      11. purchase a security if, as a result, the fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

      12.  make investments for the purpose of exercising control of management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

             TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST OR FUNDS

   The board of trustees in accordance with the laws of the Commonwealth of Massachusetts manages the business and affairs of each fund. The board elects officers who are responsible for the day-to-day operations of a fund and who execute policies authorized by the board. Under each fund's Master Trust Agreement, the board may classify or reclassify any unissued shares of the funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of a fund's shares into one or more series and, without shareholder approval, may increase the number of authorized shares of a fund.

   The trustees, including trustees who are not "interested persons" of the trust or the manager, as defined in the 1940 Act ("independent trustees") and executive officers of the trust, together with information as to their principal business occupations during the past five years, are shown below.

                                                  Term                                       Number
                                                   of                                          of
                                                 Office                                    Portfolios
                                                   and                                      in Fund
                                                 Length                                     Complex
                                                   of                                       Overseen    Other Board
                                Position(s) Held  Time        Principal Occupation(s)          by       Memberships
    Name, Address, and Age         with Fund     Served*        During Past 5 Years         Trustee   Held by Trustee
    ----------------------      ---------------- ------- --------------------------------- ---------- ---------------
INDEPENDENT TRUSTEES
Dwight B. Crane                     Trustee       Since  Professor-Harvard Business School     49          None
Harvard Business School                            1995
Soldiers Field Morgan Hall #375
Boston, MA 02163
Age 66

Burt N. Dorsett                     Trustee       Since  President-Dorsett McCabe              27          None
201 East 62nd Street                               1991  Capital Management Inc.; Chief
Apt. 3C                                                  Investment Officer-Leeb Capital
New York, NY 10021                                       Management, Inc. (since 1999)
Age 73

Elliot S. Jaffe                     Trustee       Since  Chairman of The Dress Barn Inc.       27     The Dress Barn,
The Dress Barn Inc.                                1991                                               Inc.;
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 77

Stephen E. Kaufman                  Trustee       Since  Attorney                              55          None
Stephen E. Kaufman PC                              1995
277 Park Avenue,
47th Fl
New York, NY 10172
Age 71

Joseph J. McCann                    Trustee       Since  Retired                               27          None
200 Oak Park Place                                 1995
Suite One
Pittsburgh, PA 15243
Age 74

Cornelius C. Rose, Jr.              Trustee       Since  Chief Executive Officer-              27          None
Meadowbrook Village                                1991  Performance Learning Systems
Building 1, Apt. 6
W. Lebanon, NH 03784
Age 71

                                             Term                                          Number
                                              of                                             of
                                            Office                                       Portfolios
                                              and                                         in Fund
                                            Length                                        Complex
                                              of                                          Overseen    Other Board
                           Position(s) Held  Time         Principal Occupation(s)            by       Memberships
  Name, Address, and Age      with Fund     Served*         During Past 5 Years           Trustee   Held by Trustee
  ----------------------   ---------------- ------- ------------------------------------ ---------- ---------------
INTERESTED TRUSTEE**

R. Jay Gerken, CFA         Chairman,         Since  Managing Director of CGM;               221          None
Citigroup Asset Management President and      2002  Chairman, President and Chief
("CAM")                    Chief Executive          Executive Officer of SBFM,
399 Park Avenue            Officer                  Travelers Investment Adviser, Inc
New York, NY 10022                                  ("TIA") and Citi Fund Management
Age 52                                              ("CFM") Inc. President and Chief
                                                    Executive Officer of certain mutual
                                                    funds associated with Citigroup Inc.
                                                    ("Citigroup"); Formerly, Portfolio
                                                    Manager of Smith Barney
                                                    Allocation Series Inc. (from 1996 to
                                                    2001) and Smith Barney Growth
                                                    and Income Fund (from 1996 to
                                                    2000)

OFFICERS

Andrew B. Shoup            Senior Vice       Since  Director of CAM; Senior Vice            N/A          N/A
CAM                        President and     2003   President and Chief Administrative
125 Broad Street           Chief                    Officer of mutual funds associated
New York, NY 10004         Administrative           with Citigroup; Head of
Age 47                     Officer                  International Funds Administration
                                                    of CAM (from 2001 to 2003);
                                                    Director of Global Funds
                                                    Administration of CAM (from 2000
                                                    to 2001); Head of U.S. Citibank
                                                    Funds Administration of CAM
                                                    (from 1998 to 2000)

Richard L. Peteka          Chief Financial   Since  Director of CGM; Chief Financial        N/A          N/A
CAM                        Officer and       2002   Officer and Treasurer of certain
125 Broad Street           Treasurer                mutual funds associated with
New York, NY 10004                                  Citigroup; Director and Head of
Age 42                                              Internal Control for CAM
                                                    U.S. Mutual Fund Administration
                                                    from 1999-2002; Vice President
                                                    and Head of Mutual Fund
                                                    Administration and Treasurer at
                                                    Oppenheimer Capital from 1996-
                                                    1999

Kaprel Ozsolak             Controller        Since  Vice President of CGM                   N/A          N/A
CAM                                          2002
125 Broad Street
New York, NY 10004
Age 38

Joseph Deane               Vice President    Since  Managing Director of CGM;               N/A          N/A
CAM                        and Investment     1991  Investment Officer of SBFM
399 Park Avenue            Officer
New York, NY 10022
Age 54

David T. Fare              Vice President    Since  Managing Director of CGM;               N/A          N/A
CAM                        and Investment     1998  Investment Officer of SBFM
399 Park Avenue            Officer
New York, NY 10022
Age 41

Andrew Beagley             Chief             Since  Director, CGM (since 2000);             N/A          N/A
CAM                        Anti-Money        2002   Director of Compliance, North
399 Park Avenue            Laundering               America, (since 2000); Director of
New York, NY 10022         Compliance               Compliance, Europe, the Middle
Age 41                     Officer                  East and Africa, CAM (from
                                                    1999 to 2000); Compliance Officer,
                                                    Salomon Brothers Asset
                                                    Management Limited, Smith Barney
                                                    Global Capital Management Inc.,
                                                    Salomon Brothers Asset
                                                    Management Asia Pacific Limited
                                                    (from 1997 to 1999)

                                           Term                                       Number
                                            of                                          of
                                          Office                                    Portfolios
                                            and                                      in Fund
                                          Length                                     Complex
                                            of                                       Overseen    Other Board
                         Position(s) Held  Time        Principal Occupation(s)          by       Memberships
 Name, Address, and Age     with Fund     Served*        During Past 5 Years         Trustee   Held by Trustee
 ----------------------  ---------------- ------- --------------------------------- ---------- ---------------

Robert I. Frenkel         Secretary and    Since  Managing Director and General        N/A           N/A
CAM                       Chief Legal       2003  Counsel, Global Mutual Funds for
300 First Stamford Place  Officer                 CAM. Managing Director and
Stamford, CT 06902                                General Counsel of Global Mutual
Age 48                                            Funds for CAM and its predecessor
                                                  (since 1994); Secretary of CFM;
                                                  Secretary and Chief Legal Officer
                                                  of mutual funds associated with
                                                  Citigroup

--------
  * Trustees are elected until the trust's next annual meeting and until their successors are elected and qualified.
** Mr. Gerken is an "interested person" of the trust as defined in the 1940 Act because Mr. Gerken is an officer of SBFM and certain of its affiliates.

   For the calendar year ended December 31, 2003, the trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

                                            Aggregate Dollar Range of Equity
                        Dollar Range of  Securities in All Registered Investment
                       Equity Securities    Companies Overseen by Trustee in
Name of Trustee           in the Fund        Family of Investment Companies
---------------           -----------    ---------------------------------------
Herbert Barg*                None        None
Dwight B. Crane              None        Over $100,000
Burt N. Dorsett              None        None
Elliot S. Jaffe              None        None
Stephen E. Kaufman           None        None
Joseph J. McCann             None        None
R. Jay Gerken                None        Over $100,000
Cornelius C. Rose, Jr.       None        Over $100,000

--------
*  Mr. Barg became a trustee emeritus on December 31, 2003.

   At the end of the year in which they attain age 80, trustees are required to change to emeritus status. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees emeritus may attend meetings but have no voting rights. During the trust's last fiscal year, aggregate compensation paid to trustees emeritus was $12,338.

   As of December 31, 2003, none of the independent trustees, or their immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of each fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of each fund.

   The trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees of the trust, namely Messrs. Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

   The Audit Committee oversees the scope of each fund's audit, each fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the independent trustees for their ratification, the selection, appointment, retention or termination of the trust's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent auditors and all permissible non-audit services provided by the trust's independent auditors to its Manager and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

   The Nominating Committee is charged with the duty of making all nominations for independent trustees to the board of trustees. The Nominating Committee will consider nominees recommended by each fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.

   The trust also has a Pricing Committee composed of the Chairman of the Board and one independent trustee which is charged with determining the fair value prices for securities when required. During the most recent fiscal year, the Pricing Committee did not meet with regard to the California Fund and met twice regarding the New York Fund.

   As of March 11, 2004, the trustees and officers owned, in the aggregate, less than 1% of the outstanding shares of each of the funds. No officer, director or employee of CGM or any of its affiliates receives any compensation from the trust for serving as an officer of the funds or trustee of the trust. The trust pays each trustee who is not an officer, director or employee of CGM or any of its affiliates a fee of $14,000 per annum plus $1000 per in-person meeting and $100 per telephonic meeting. Each trustee emeritus who is not an officer, director or employee of CGM or its affiliates receives a fee of $7,000 per annum plus $500 per in-person meeting and $50 per telephonic meeting. All trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings and for the calendar year ended December 31, 2003 the aggregate reimbursement was $7,617.

   The following table shows the compensation paid by the fund to each trustee during the last fiscal year and the total compensation paid by the CAM Mutual Funds Complex for the calendar year ended December 31, 2003. None of the officers of the fund received any compensation from the fund for such period. The trust does not pay retirement benefits to its trustees and officers.

                                              Compensation       Number of Funds
                                Aggregate    From Fund and   for Which Trustee Serves
                               Compensation   Fund Complex            Within
Name of Person                  From Fund   Paid to Trustees       Fund Complex
--------------                 ------------ ---------------- ------------------------
Herbert Barg/(3)/.............   $16,971        $119,450                42
Dwight B. Crane/(2)/..........    15,957         152,200                49
Burt N. Dorsett/(2)/..........    16,544          61,300                27
Elliot S. Jaffe/(2)/..........    14,997          14,997                27
Stephen E. Kaufman/(2)/.......    15,571         114,700                55
Joseph J. McCann/(2)/.........    16,544          62,400                27
R. Jay Gerken/(1)/............        --              --               221
Cornelius C. Rose, Jr./(2)/...    15,944          58,050                27

--------
(1) Designates an "interested" trustee.
(2) Designates member of Audit Committee.
(3) Mr. Barg became a trustee emeritus on December 31, 2003.

   As of March 11, 2004 to the knowledge of the funds, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record more than 5% of the outstanding shares of a fund with the exception of the following:

Fund            Class Shares Held Percent             Name                          Address
----            ----- ----------- ------- ---------------------------- ----------------------------------
California Fund   B    10,841.344 33.7324 Ervin L. Kaplan TTEE         18130 Oxnard St. #73
                                          of the Elk Rev. Liv. Trust   Tarzana, CA 91356-1742
                                          DTD 04/01/99

                  B     9,145.857 28.4570 Leland J. Crumbley TTEE      2282 Channel Road
                                          Beth L. Crumbley TTEE        Newport Beach, CA 92661-1513
                                          U/A/D 10/14/85

                  B     3,851.232 11.9829 David Barer                  16370 Mandalay Dr.
                                          Roslyn E. Barer TTEE         Encino, CA 91436-3631
                                          U/A/D 07/01/96
                                          FBO The Barer Family Trust

                  B     3,314.543 10.3130 Elizabeth L. Frinier TR      6805 Crest Road
                                          U/A/D 11-9-88                Rancho Palos Verdes, CA 90275-4538
                                          FBO: Elizabeth L. Frinier

                  B     2,548.256  7.9288 Satyabrata Raychaudhuri and  2842 Ladbroox Way
                                          Rita Raychaudhuri JTWROS     Thousand Oaks, CA 91361-5325

                  B     1,989.169  6.1757 Henry P. Borenstein _Suzanne 3318 Grand View Blvd.
                                          L. Borenstein TTEES FBO The  Los Angeles, CA 90066-1935
                                          Borenstein Family Trust
                                          UA DTD 05/30/92

                  Y   173,522.365 79.7303 Mark E. Merhab TTEE          17 Sailcrest
                                          Donna Bower Merhab TTEE      Newport Coast, CA 92657-1800
                                          U/A/D 11/20/00
                                          FBO Merhab Living Trust

                  Y    44,114.124 20.2696 Anthony S. Wong _Mandy       1071 Piedmont Drive
                                          Tang Wong, TTEES FBO The     Sacramento, CA 95822-1703
                                          AMP Wong Family Trust
                                          U/A/D 12/08/89

New York Fund     B    22,876.815 20.9126 Rose Zarucki                 190 East 72nd Street #26D
                                                                       New York, NY 10021-4370

                  B    10,570.883  9.6632 James Luttati and            6275 S.E. Ames Way
                                          Irma Luttati JTWROS          Hobe Sound, FL 33455-7366
                                          TOD David _Carol Luttati
                                          Subject to STA TOD Rules

                  B    10,208.001  9.3315 John Bordi                   P.O. Box 1200
                                                                       Highland, NY 12528-8200

                  B     8,913.310  8.1480 Carl Hyman                   P.O. Box 1553
                                                                       Melville, NY 11747-0553

                  B     8,325.970  7.6111 Abigail Davis Heath          623 3rd St. #2
                                                                       Carlstady, NJ 07072-1833

                  B     7,220.151  6.6002 Cindy Hyman                  P.O. Box 1553
                                                                       Melville, NY 11747-0553

                  B     7,017.052  6.4145 Michele E. Sherry            7 Hillock Court
                                                                       Huntington, NY 11743-4859

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator

   SBFM serves as investment adviser to each fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the trust, which was approved by the board of trustees, including a majority of the independent trustees. The manager is an indirect wholly-owned subsidiary of Citigroup. SBFM (through its predecessor entities) has been in the investment company business since 1968. As of December 31, 2003, SBFM had aggregate assets under management of approximately $115.4 billion. Subject to the supervision and direction of the trust's board of trustees, the manager manages each fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the trust. The manager bears all expenses in connection with the performance of its services.

   The Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by each fund's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the trust's board with such independent trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of a fund's Advisory Agreement, the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered a fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the Advisory Agreement was in the best interests of each fund and its shareholders. The independent trustees were advised by separate independent legal counsel throughout the process. A fund or the manager may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   As compensation for investment advisory services, each fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.30% of the funds' average daily net assets. The funds paid the manager investment advisory fees, and the manager waived fees and reimbursed expenses as follows:

   For the fiscal years ended November 30, the California Fund paid the manager the following investment advisory fees:

                        2003................... $266,020
                        2002................... $223,528
                        2001................... $128,965

   For the fiscal years ended November 30, for the California Fund, the manager waived fees and reimbursed expenses in the following amounts:

                      2003........................ $88,707
                      2002........................ $82,959
                      2001........................ $51,586

   For the fiscal years ended November 30, the New York Fund paid the manager the following investment advisory fees:

                           2003............ $464,089
                           2002............ $313,917
                           2001............ $219,113

   For the fiscal years ended November 30, for the New York Fund, the manager waived fees and reimbursed expenses in the following amounts:

                            2003............ $61,883
                            2002............ $68,007
                            2001............ $61,352

   SBFM also serves as administrator to the New York Fund and California Fund pursuant to a written agreement (the "Administration Agreement"), which was approved by the trustees of the trust, including a majority of trustees who are not "interested persons" of the trust or the administrator. The administrator pays the salary of any officer and employee who is employed by both it and the trust and bears all expenses in connection with the performance of its services.

   As administrator, the manager (a) assists in supervising all aspects of the funds' operations except those performed by it under the Advisory Agreement;
(b) supplies the funds with office facilities (which may be in the manager's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of each fund, (ii) applicable contingent deferred sales charges ("deferred sales charge") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the funds, tax returns and reports to and filings with the Securities and Exchange Commission ("SEC") and state Blue Sky authorities.

   As compensation for administrative services rendered to each fund, the administrator receives a fee computed daily and paid monthly at the annual rate of 0.20% of each fund's average daily net assets. The funds paid the administrator fees and the administrator waived fees and reimbursed expenses as follows:

   For the fiscal years ended November 30, the California Fund paid the manager the following administration fees:

             2003......................................... $177,348
             2002......................................... $149,018
             2001......................................... $ 85,977

   For the fiscal years ended November 30, for the California Fund, the administrator waived fees and reimbursed expenses in the following amounts:

             2003.........................................       0
             2002......................................... $33,798
             2001......................................... $34,390

   For the fiscal years ended November 30, the New York Fund paid the manager the following administration fees:

             2003......................................... $309,395
             2002......................................... $209,279
             2001......................................... $146,075

   For the fiscal years ended November 30, for the New York Fund, the administrator waived fees and reimbursed expenses in the following amounts:

             2003.........................................       0
             2002......................................... $33,284
             2001......................................... $40,901

   The trust bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors, shareholders or employees of CGM or the manager, SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of trustees of the trust.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the funds, its manager and principal distributor have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the funds', the manager's and the distributor's code of ethics is on file with the SEC.

Proxy Voting Guidelines & Procedures

   Although individual trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix B is a summary of the guidelines and procedures that the funds use to determine how to vote proxies relating to portfolio securities, including the procedures that the funds use when a vote presents a conflict between the interests of the funds' shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund's investment objectives.

   Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Auditors

   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, has been selected as each fund's independent auditor to examine and render opinions on each fund's financial statements for the fiscal year ending November 30, 2004.

Counsel

   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the trust.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038, serves as counsel to the independent trustees.

Custodian, Transfer Agent and Sub-Transfer Agent

   The trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for each fund. Among other things, State Street calculates the daily net asset value for the funds. Securities may be held for the funds by a sub-custodian bank approved by the funds' board of trustees. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as each fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds, distributes dividends and distributions payable by the funds and produces statements with respect to account activity for the funds and their shareholders. For these services, the transfer agent receives fees from each fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

   PFPC Inc. ("PFPC" or "sub-transfer agent"), located at P.O. Box 9699, Providence, RI 02940-9699, serves as a sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

Distributor

   CGM, located at 388 Greenwich Street, New York, New York 10013 serves as each fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement"), which was last approved by each fund's board of trustees, including a majority of the independent trustees, on July 16, 2003.

   Commissions on Class A Shares. For the 2003, 2002 and 2001 fiscal years, the aggregate dollar amounts of commissions on Class A shares are as follows:

                                        Fiscal year ended Fiscal year ended Fiscal year ended
Name of Fund                                11/30/03          11/30/02          11/30/01
------------                                --------          --------          --------
California Fund........................     $211,000          $258,000          $116,000
New York Fund..........................     $472,000          $389,000          $377,000

   Class L shares were established on July 22, 2002. Class L shares have no initial sales charge, no deferred sales charge and have a 12b-1 fee of 0.75%.

   Commissions on Class O Shares. For the 2001, 2002 and 2003 fiscal years, the aggregate dollar amounts of commission on Class O shares are as follows:

                                        Fiscal year ended Fiscal year ended Fiscal year ended
Name of Fund                                11/30/03          11/30/02*         11/30/01
------------                            -----------------     ---------         --------
California Fund........................      $3,000            $41,000           $39,000
New York Fund..........................      $4,000            $23,000           $43,000

--------
* On June 12, 1998, Class C shares were renamed Class L Shares. On July 22, 2002, Class L shares were renamed Class O Shares.

   Deferred Sales Charges on Class A Shares. For the 2003 fiscal year, the following deferred sales charges were paid to CGM on redemptions of the funds' shares:

                                                   Fiscal year ended
           Name of Fund                                11/30/03
           ------------                            -----------------
           California Fund........................      $12,000
           New York Fund..........................      $ 9,000

   Deferred Sales Charges on Class O Shares. For the 2003, 2002 and 2001 fiscal years, the following deferred sales charges were paid to CGM on redemptions of the funds' shares:

                                        Fiscal Year Ended Fiscal year ended Fiscal Year Ended
Name of Fund                                11/30/03          11/30/02*         11/30/01
------------                            ----------------- ----------------- -----------------
California Fund........................      $4,000            $4,000            $    0
New York Fund..........................      $2,000            $4,000            $6,000

--------
* On July 22, 2002, Class L shares were renamed Class O Shares. On June 12, 1998, Class C shares were renamed Class L Shares

   When payment is made by the investor before the settlement date, unless otherwise requested in writing by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The trust's board of trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

   For the fiscal year ended November 30, 2003, CGM incurred the following distribution expenses for each fund:

                                                    Marketing
                    Financial Consultant  Branch  & Advertising Printing  Total
   Fund Name            Compensation     Expenses   Expenses    Expenses Expenses
   ---------        -------------------- -------- ------------- -------- --------
California Fund A         $ 43,241       $114,006         --         --  $157,247
                B              385          2,201         --         --     2,586
                L           54,051         38,416    $39,499     $4,532   136,498
                O         $ 15,938         23,510      1,101        102    40,651
                          --------       --------    -------     ------  --------
                          $113,615       $178,133    $40,600     $4,634  $336,982
                          ========       ========    =======     ======  ========

New York Fund.. A         $ 69,899       $189,206         --         --  $259,105
                B              771          3,785         --         --     4,556
                L           68,665         49,880    $50,898     $4,175   173,618
                O           17,385         28,598      1,428        127    47,538
                          --------       --------    -------     ------  --------
                          $156,720       $271,469    $52,326     $4,302  $484,817
                          ========       ========    =======     ======  ========

Distribution Arrangements for the New York Fund and California Fund

   To compensate CGM for the services it provides and for the expense it bears, the trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, both the New York Fund and California Fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of each fund's average daily net assets attributable to a fund's Class A, Class B, Class L and Class O shares and 0.15% of the average daily net assets of a fund attributable to the Class L Shares. In addition, each fund pays CGM a distribution fee with respect to the Class B, Class L and Class O shares primarily intended to compensate Smith Barney for its initial expense of paying its Financial Consultants a commission upon sales of those shares. The Class B distribution fee is calculated at the annual rate of 0.50% of the value of each fund's average net assets attributable to the share of class. The Class L distribution fee is calculated at the annual rate of 0.60% of the value of each fund's average net assets attributable to the shares of the Class. The Class O distribution fee is calculated at the annual rate of 0.20% of the value of each fund's average net assets attributable to the shares of the Class. The following service and distribution fees were incurred during the periods indicated:

                            DISTRIBUTION PLAN FEES

                                Year Ended Year Ended Year Ended
                                 11/30/03   11/30/02   11/30/01
                                ---------- ---------- ----------
               California Fund:
               Class A.........  $ 91,763   $ 83,596   $51,349
               Class B.........  $    556        N/A       N/A
               Class L#........  $116,740   $ 29,991       N/A
               Class O*........  $ 30,185   $ 38,936   $23,065

               New York Fund:
               Class A.........  $182,433   $134,269   $98,712
               Class B.........  $  2,112        N/A       N/A
               Class L#........  $168,944   $ 33,022       N/A
               Class O*........  $ 35,786   $ 37,533   $25,303

--------
#  Class L shares were established on July 22, 2002.
*  Class L shares were renamed Class O Shares on July 22, 2001.

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                          Sales Charge as Sales Charge as     Dealers'
                              a % of          a % of      Reallowance as %
                            Transaction   Amount Invested of Offering Price
                          --------------- --------------- -----------------
     Amount of Investment
     Less than $500,000..      2.00%           2.04%            1.80%
     $500,000 and over...         *               *                *

--------
* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of up to 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class O shares is waived. See "Purchase of Shares-Deferred Sales Charge Provisions" and "Purchase of Shares--Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act of 1933, as amended (the "1933 Act"). The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the funds made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B Shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. Class B shares are available only in exchange from another fund. See "Deferred Sales Charge Provisions" below.

   Class L Shares. Class L shares are sold without an initial sales charge and are not subject to a deferred sales charge.

   Class O Shares. Class O shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004 purchases of Class O shares by investors who were holders of Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General

   Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L, Class O (Class O is only available for subsequent investment by existing Class O shareholders) or Class Y shares. Your Service Agent may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the sub-transfer agent are not subject to a maintenance fee.

   Investors in Class A and Class L shares may open an account in a fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B, Class L and Class O shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B, Class L and Class O shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees (and their immediate family) of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. The sub-transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. It is not recommended that a fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

   Purchase orders received by a fund or a Service Agent prior to the close of regular trading on the NYSE, on any day a fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by a fund or a fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of each fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least
$25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. CGM or the sub-transfer agent will charge a shareholder who has insufficient funds to complete the transfer a fee of up to $25. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from a fund or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Service Agent (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in them, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (g) purchases by investors participating in a CGM fee-based arrangement; (h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund and; (j) purchase by executive deferred compensation plans participating in the CGM ExecuChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the funds may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the funds and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of a fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Service Agent or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a fund and agree to purchase a total of $15,000,000 of Class Y shares of a fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class A shares; and (b) Class B shares and (c) Class O shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class A, Class B shares and Class O shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class A, Class B shares and Class O shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month.

   The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

    Year Since Purchase Payment Was Made               Deferred sales charge
    ------------------------------------               ---------------------
    First.............................................         5.00%
    Second............................................         4.00
    Third.............................................         3.00
    Fourth............................................         2.00
    Fifth.............................................         1.00
    Sixth and thereafter..............................         0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   Class B shares, which may be acquired only upon an exchange with another fund in the Smith Barney Group of funds, are subject upon redemption to the highest deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made. A deferred sales charge payable to CGM is imposed on any redemption of Class B shares that causes the value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the Class B shares (or any predecessor of those shares) that were exchanged for Class B shares of the fund ("purchase payments") during the preceding five years. No charge is imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current net asset value of Class B shares purchased through reinvestment of dividends or capital gains distributions, plus (b) the current net asset value of Class B shares acquired in an exchange that were originally purchased more than five years prior to the redemption, plus (c) increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding five years.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of a fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of a fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

   The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of a fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

Determination of Public Offering Price

   Each fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class L, Class O (effective July 22, 2002, the former Class L shares were renamed Class O shares, which prior to June 12, 1998 were named Class C shares) and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus for Class A, and Class O shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class O shares, and Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

                             REDEMPTION OF SHARES

   The right of redemption of shares of either fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more. The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

   The fund does not issue share certificates unless a written request signed on all registered issuers is made to PFPC Inc. If you hold share certificates, it will take longer to exchange or redeem shares.

Distribution in Kind

   If the board of trustees of the trust determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of any fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent or the sub-transfer agent.

                              VALUATION OF SHARES

   The net asset value per share of each fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the trust in valuing its assets.

   Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

   In determining the market value of portfolio investments, each fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of each fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

   If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

   In carrying out valuation policies adopted by the trust's board of trustees for each fund, the administrator, may consult with an independent pricing service (the "Pricing Service") retained by the trust. Debt securities of domestic issuers (other than U.S. Government Securities and short-term investments), including municipal obligations, are valued by the manager after consultation with the Pricing Service. U.S. Government Securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the trust's board of trustees. With respect to other securities held by a fund, when, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments, for which no readily obtainable market quotations are available, in the judgment of the Pricing Service, are carried at fair value as determined by the Pricing Service. The officers of the trust under the general supervision and responsibility of the board of trustees review the procedures of the Pricing Service periodically.

                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of certain Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for Systematic Investment Plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The deferred sales charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a deferred sales charge. If the fund exchanged into has a higher deferred sales charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

      A. Class A, O, Y and Class L shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney mutual fund complex may do so without imposition of any charge.

      B. Upon exchange, the new Class O shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

      C. Class B shares are available only in an exchange from another fund of the Smith Barney mutual fund complex.

The Exchange Privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if a fund's management in its sole discretion determines that an investor is engaged in excessive trading, a fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. A fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, a fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Additional Information Regarding Telephone Redemption and Exchange Program.

   Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The funds and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days prior notice to shareholders.

                               PERFORMANCE  DATA

   From time to time, the trust may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders. The trust may include comparative performance information in advertising or marketing each fund's shares. Such performance information may be included in the following industry and financial publications--Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Yield and Equivalent Taxable Yield

   A fund's 30-day yield described in the Prospectuses is calculated according to a formula prescribed by the SEC, expressed as follows:

                         Yield = 2[(A - B + 1)/6/ - 1]

Where: a =   Dividends and interest earned during the period
       b =   Expenses accrued for the period (net of reimbursements)
       c =   The average daily number of shares outstanding during the period that were entitled to receive dividends
       d =   The maximum offering price per share on the last day of the period

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   A fund's "equivalent taxable 30-day yield" for a Class is computed by dividing that portion of the Class's 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class's yield that is not tax-exempt.

   The yield on municipal securities is dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that, in periods of declining interest rates, a fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield for each Class of shares will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

                                           30-day    Equivalent
            New York Fund                  Yield  Taxable Yield/(1)/
            -------------                  ------ -----------------
            Class A.......................  2.91%       4.84%
            Class B/(2)/..................  2.45%       4.07%
            Class L/(3)/..................  2.20%       3.66%
            Class O.......................  2.67%       4.44%
            Class Y/(4)/..................   N/A         N/A

--------
(1) Assuming the payment of Federal income taxes at a rate of 35% and New York taxes at a rate of 7.50%.
(2) Class B shares commenced operations on March 28, 2003.
(3) Class L shares commenced operations on July 22, 2002.
(4) There were no Class Y shares outstanding during the last fiscal year.

                                           30-day    Equivalent
            California Fund                Yield  Taxable Yield/(1)/
            ---------------                ------ -----------------
            Class A.......................  3.08%       5.21%
            Class B/(2)/..................  2.66%       4.50%
            Class L/(3)/..................  2.45%       4.14%
            Class O.......................  2.81%       4.75%
            Class Y.......................  3.33%       5.63%

--------
(1) Assuming the payment of Federal income taxes at a rate of 35% and California taxes at a rate of 9.03%.
(2) Class B shares commenced operations on March 28, 2003.
(3) Class L shares commenced operations on July 22, 2002.

Average Annual Total Return

   A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return.
       n =   number of years
     ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

                                     Average Annual Total Return for the
                                     fiscal year ended November 30, 2003*
                                     --------------------------------
                                                               Since
      California Fund                1-Year 5-Year 10-Year Inception/(1)/
      ---------------                ------ ------ ------- -------------
      Class of Shares
      Class A/(2)(3)/...............  1.96%  3.94%  4.80%       5.45%
      Class B.......................   N/A    N/A    N/A       (4.80)++
      Class L.......................  3.13%   N/A    N/A        2.70
      Class O/(3)/..................  1.69%  3.91%   N/A        5.69%
      Class Y.......................  4.09%  4.55%   N/A        5.38%

--------
(1) Class A shares commenced operations on December 31, 1991, Class B shares commenced operations on June 16, 2003, Class L shares commenced operations on July 22, 2002, Class O shares commenced operations on November 8, 1994, and Class Y commenced operations on September 8, 1995.
(2) The average annual total return figure assumes that the maximum 2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 4.03%, 4.36%, 5.01% and 5.62% for one year, five years, ten years and since inception of the fund, respectively.
(3) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A and O shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


                                     Average Annual Total Return for the
                                     fiscal year ended November 30, 2003*
                                     --------------------------------
                                                               Since
      New York Fund                  1-Year 5-Year 10-Year Inception/(1)/
      -------------                  ------ ------ ------- -------------
      Class of Shares
      Class A/(2)/..................  3.35%  4.52%  5.03%       5.75%
      Class B.......................   N/A    N/A    N/A       (1.75)++
      Class L.......................  4.70%   N/A    N/A        4.20%
      Class O/(3)/..................  3.06%  4.49%   N/A        5.85%

--------
(1) Class A shares commenced operations on December 31, 1991, Class B shares commenced operations on April 4, 2003, Class L shares commenced operations on July 22, 2002, and Class O shares commenced operations on December 5, 1994.
(2) The average annual total return figure assumes that the maximum 2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 5.44%, 4.95%, 5.23% and 5.92% for one year, five years, ten years and since inception of the fund, respectively.
(3) The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class O shares for the same period would have been 5.10%, 4.70%, 5.97% for one year, five years and since inception of the fund, respectively.
 * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.

Aggregate Total Return

   The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

Where: P =   a hypothetical initial payment of $10,000.
     ERV =   Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-
             year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

                                     Aggregate Annual Total Return for the
                                     fiscal year ended November 30, 2003
                                     ---------------------------------
                                                                Since
      California Fund                1-Year  5-Year 10-Year Inception/(1)/
      ---------------                ------  ------ ------- -------------
      Class of Shares
      Class A/(2)/..................  1.96%  21.31%  58.86%     88.13%
      Class B.......................   N/A    N/A     N/A       (4.80)%
      Class L.......................  3.13%   N/A     N/A        3.69%
      Class O/(3)/..................  1.69%  21.14%   N/A       65.10%
      Class Y/(4)/..................  4.09%  24.91%   N/A       53.84%

--------
(1) Class A shares commenced operations on December 31, 1991, Class B shares commenced operations on June 16, 2003, Class L shares commenced operations on July 22, 2002, Class O commenced operations on November 8, 1994, and Class Y commenced operations on September 8, 1995.
(2) The aggregate annual total return figure assumes that the maximum 2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 4.03%, 23.78%, 63.06% and 91.94% for one year, five years, ten years and since inception of the fund, respectively.
(3) The aggregate annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class O shares for the same period would have been 3.72%, 22.37% and 66.80% for one year, five years and since inception of the fund, respectively.
(4) Class Y shares do not incur initial sales charges nor deferred sales charges.

                                     Aggregate Annual Total Return for the
                                     fiscal year ended November 30, 2003
                                     ---------------------------------
                                                                Since
      New York Fund                  1-Year  5-Year 10-Year Inception/(1)/
      -------------                  ------  ------ ------- -------------
      Class of Shares
      Class A/(2)/..................  3.35%  24.75%  63.32%     94.60%
      Class B.......................   N/A    N/A     N/A       (1.75)%
      Class L.......................  4.70%   N/A     N/A        5.75%
      Class O/(3)/..................  3.06%  24.54%   N/A       66.73%

--------
(1) Class A commenced operations on December 31, 1991, Class B shares commenced operation on April 4, 2003, Class L shares commenced operation on July 22, 2002, and Class O commenced operations on December 5, 1994.
(2) The aggregate annual total return figure assumes that the maximum 2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 5.44%, 27.31%, 66.57% and 98.54% for one year, five years, ten years and since inception of the fund, respectively.
(3) The aggregate annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class O shares for the same period would have been 5.10%, 25.82% and 68.42% for one year, five years and since inception of the fund, respectively.

   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class's net investment income changes in response to fluctuations in interest rates and the expenses of the fund. Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                               AFTER-TAX RETURN

   From time to time a fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                              P(1 + T)/n/ = ATVD

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return (after taxes on distributions).
       n =   number of years.
    ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                                    Average Annual Total Return
                                    (after Taxes on Distributions)
                                    for fiscal year ended November 31, 2003
                                    --------------------------------------
                    California Fund 1-Year       5-Years      10-Years
                    --------------- ------       -------      --------
                    Class of Shares
                    Class A........  1.96%        3.94%         4.80%
                    Class B........   N/A          N/A           N/A
                    Class L........  3.13%         N/A           N/A
                    Class O........  1.69%        3.91%          N/A
                    Class Y........  4.09%        4.55%          N/A

                                    Average Annual Total Return
                                    (after Taxes on Distributions)
                                    for fiscal year ended November 31, 2003
                                    --------------------------------------
                    New York Fund   1-Year       5-Years      10-Years
                    -------------   ------       -------      --------
                    Class of Shares
                    Class A........  3.35%        4.52%         5.03%
                    Class B........   N/A          N/A           N/A
                    Class L........  4.70%         N/A           N/A
                    Class O........  3.06%        4.49%          N/A
                    Class Y//......   N/A          N/A           N/A

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                              P(1 + T)/n/ = ATVDR

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return (after taxes on distributions and redemption).
       n =   number of years.
   ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                                    Average Annual Total Return
                                    (after Taxes on Distributions and Redemptions)
                                    for fiscal year ended November 31, 2003
                                    --------------------------------------------
                    California Fund 1-Year         5-Years         10-Years
                    --------------- ------         -------         --------
                    Class of Shares
                    Class A........  2.54%           3.96%           4.75%
                    Class B........   N/A           (6.68)%           N/A
                    Class L........  3.09%           2.76%            N/A
                    Class O........  2.22%           3.90%           5.52%
                    Class Y........  4.00%           4.51%           5.28%

                                    Average Annual Total Return
                                    (after Taxes on Distributions and Redemptions)
                                    for fiscal year ended November 31, 2003
                                    --------------------------------------------
                    New York Fund   1-Year         5-Years         10-Years
                    -------------   ------         -------         --------
                    Class of Shares
                    Class A........  3.38%           4.45%           4.94%
                    Class B........   N/A           (0.72)%           N/A
                    Class L........  4.07%           4.02%            N/A
                    Class O........  3.08%           4.39%           5.66%
                    Class Y........   N/A             N/A             N/A

   Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class, Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

                          DIVIDENDS AND DISTRIBUTIONS

   Each fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. Each fund may also pay additional dividends shortly before December 31 each year from certain amounts of undistributed ordinary income and capital gains in order to avoid Federal income and excise tax liability. If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent.

   The per-share amounts of the exempt-interest dividends on Class B, Class L and Class O shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B, Class L and Class O shares. Similarly, the per-share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same for all Classes of a fund's shares (A, B, L, O, and Y).

                                     TAXES

   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state and local consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

   As described in the each fund's Prospectus, each fund is designed to provide shareholders with current income that is excluded from gross income for federal income tax purposes and is exempt from California or New York State and New York City personal income taxes, as applicable. Neither fund is intended to constitute a balanced investment program nor is either fund designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in each fund would not be suitable for tax- exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

   Each fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   On November 30, 2003, the unused capital loss carryforwards, of the funds were approximately as follows: California Fund $2,000,000 and New York Fund $2,372,000. For federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryforwards, if any, which are realized prior to the expiration of the applicable carryover.

   The carryovers expire as follows:

                                 2004     2007     2008    2009      2011
                                ------- -------- -------- ------- ----------
    California Fund............ $     0 $216,000 $285,000 $     0 $1,499,000
    New York Fund.............. $76,000 $454,000 $329,000 $32,000 $1,481,000

   The Code imposes a 4% nondeductible excise tax on each fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by such fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   Each fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively, "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in such fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extend their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. However, any dividends paid by a fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

   Distributions in excess of a fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

   Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes. In addition, the interest on any such indebtedness is not deductible by a shareholder of the California Fund for California personal income tax purposes, or by a New York Fund shareholder for New York State, New York City and the City of Yonkers personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if the shareholder holds such share for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder who receives exempt-interest dividend to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, any portion of an exempt-interest dividend paid by a fund that represents income derived from "private activity bonds" held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of a fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of a fund's dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal or California "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal or California "excess net passive income" tax.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

   If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Backup Withholding. Each fund may be required to withhold, for U.S. federal income tax purposes, a portion of (a) taxable dividends and distributions and
(b) redemption proceeds payable to shareholders who fail to provide such fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Notices. Shareholders will be notified annually by each fund as to the U.S. federal income tax and California or New York State and New York City personal income tax status of the dividends and distributions made by the fund to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and California or New York State and New York City personal income taxation and the dollar amount of dividends subject to federal income taxation and California or New York State and New York City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder's investment in a fund. To the extent each fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

State Tax Information

   California State Taxes. California shareholders will not be subject to California state personal income tax on dividends they receive from the California Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the California Fund's taxable year, at least 50% of the California Fund's total assets are invested in California municipal securities. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the California Fund are not excluded in determining California state franchise taxes on corporations and financial institutions. The foregoing is only a brief summary of the tax considerations generally affecting the California Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

   New York State and City Taxes. New York resident shareholders of the New York Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends attributable to interest on New York municipal securities. The New York Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the state of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

   Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated invested company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   The foregoing is only a summary of certain material tax consequences affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

                            ADDITIONAL INFORMATION

   The trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On October 14, 1994 and August 16, 1995, the trust's name was changed to Smith Barney Income Trust and Smith Barney Investment Trust, respectively. The trust offers shares of beneficial interest of five separate funds with a par value of $.001 per share. The funds may offer shares of beneficial interest currently classified into nine Classes--A, B, L, O, Y, Z, 1 and Smith Barney Shares and Citi Shares. Each Class of a fund represents an identical interest in a fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The trust's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of each fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by each fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of each fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which each fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by each fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of each fund. The trustees intend to conduct the operation of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of each fund.

   The Master Trust Agreement of the funds permits the trustees of the funds to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in each of the funds represents an equal proportional interest in each respective fund with each other share. Shareholders of each fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of each fund has any preemptive or conversion rights. Shares of each fund are fully paid and non-assessable.

   Pursuant to the Master Trust Agreement, each fund's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

   Each fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the trust's outstanding shares and the trust will assist shareholders in calling such a meeting as required by the 1940 Act.

   When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of each fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

   Annual and Semi-Annual Reports. Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by each fund at the end of the period covered. In an effort to reduce the funds' printing and mailing costs, each fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts will receive a single Prospectus annually.

   Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

                             FINANCIAL STATEMENTS

   Each fund's annual report for the fiscal year ended November 30, 2003 is incorporated herein by reference in its entirety. The annual reports were filed on February 2, 2004, Accession Numbers 0001193125-04-012623 and
000193125-04-012645.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

       Classic Series--our portfolio manager driven funds
       Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

       Premier Selections Series--our best ideas, concentrated funds
       We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

       Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our CAM colleagues, our Research funds focus on well-defined industries, sectors and trends.

       Style Pure Series--our solution to funds that stray
       Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

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                                  APPENDIX A

                          RATINGS ON DEBT OBLIGATIONS

                           BOND (AND NOTES) RATINGS

  Short-Term Note Ratings

   The following summarizes the two highest ratings used by Standard & Poor's, a division of McGraw-Hill Companies, Inc. for short-term notes:

   SP-1--Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

   SP-2--Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

   The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

   MIG-1/VMIG-1--Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

   MIG-2/VMIG-2--Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

  Municipal Obligations Ratings

   The following summarizes the ratings used by S&P for Municipal Obligations:

   AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

   AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

   A--Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB--This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB--Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

   B--Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

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   CCC--Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC--This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C--This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

   To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   The following summarizes the highest four municipal ratings used by Moody's:

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

   Caa--Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Fitch IBCA, Inc.

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

   A--Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

   BB--Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

   B--Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

   CCC, CC, C--Default on bonds rated CCC,CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

   Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

                           COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Inc.

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

   Fitch's short-term ratings are as follows:

   F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

   F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

   F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3--The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

The Thomson BankWatch ("TBW")

   TBW-1--Indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

   TBW-2--While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                                  APPENDIX B

              DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

   The board of trustees of the funds has delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g., investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager's personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                  APPENDIX C

          RISK FACTORS--INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

   The following information is a summary of special factors affecting investments in California Municipal Obligations. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

   Economy. California's economy, the nation's largest and one of the largest in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, concentrated in the State's high-tech sector. The economy has since stabilized with only 2,400 lost jobs between January 2002 and December 2003 compared with 290,000 lost jobs between March 2001 and January 2002. The state unemployment rate was 6.4% in December, down from 6.9% a year earlier. Similarly, the national unemployment rate in December 2003 was 5.7%, down from 6.0% a year earlier.

   Both the California economy and the national economy have been sluggish in the last year. From December 2002 to December 2003, nonfarm payroll employment fell by 0.2% in the State and 0.1% in the nation. While California labor markets did not show signs of improvement in 2003, broader economic measures did. Total personal income increased for the sixth consecutive quarter in the second quarter of 2003. In addition, personal state income tax withholdings were up 5.9% in 2003 from a year earlier. State sales tax revenues also increased over that period.

   Population and Labor Force. The State's July 1, 2003 population of over 35 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2002, the 5-county Los Angeles area accounted for 49% of the State's population, with over 17.0 million residents, and the 10-county San Francisco Bay Area represented 20%, with a population of over 7.0 million.

   The following table shows California's population data for 1994 through 2002.

                              Population 1994-03*

                     % Increase                   % Increase     California
        California Over Preceding United States Over Preceding as % of United
   Year Population      Year       Population        Year         States *
   ---- ---------- -------------- ------------- -------------- --------------
   1994 31,523,080      0.7%       263,125,821       1.2%           12.0
   1995 31,711,094      0.6        266,278,393       1.2            11.9
   1996 31,962,050      0.8        269,394,284       1.2            11.9
   1997 32,451,746      1.5        272,646,925       1.2            11.9
   1998 32,861,779      1.3        275,854,104       1.2            11.9
   1999 33,417,247      1.7        279,040,168       1.2            12.0
   2000 34,040,489      1.9        282,177,754       1.1            12.1
   2001 34,726,513      2.0        285,093,813       1.0            12.2
   2002 35,336,138      1.8        287,973,924       1.0            12.3
   2003 35,933,943      1.7        290,809,777       1.0            12.4

--------
*Population as of July 1.

SOURCE: U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

   The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2002.

                              Labor Force 1993-03

                     Labor Force Trends    Unemployment Rate (%)
                   ---------------------- -----------------------
                       (in Thousands)
             Year  Labor Force Employment California United States
             ----  ----------- ---------- ---------- -------------
             1993    15,360      13,918      9.4%         6.9%
             1994    15,450      14,122      8.6          6.1
             1995    15,412      14,203      7.8          5.6
             1996    15,520      14,400      7.2          5.4
             1997    15,960      14,954      6.3          4.9
             1998    16,336      15,367      5.9          4.5
             1999    16,596      15,732      5.2          4.2
             2000    16,884      16,049      4.9          4.0
             2001    17,183      16,260      5.4          4.8
             2002    17,405      16,242      6.7          5.8
             2003*   17,629      16,455      6.7          6.0

--------
* Preliminary

SOURCE: State of California, Employment Development Department.

   The 2004-05 Proposed Budget projects moderate growth in calendar year 2004 and faster growth in calendar year 2005. Unemployment is expected to remain above 6% through the period. Personal income is projected to grow 5.6% in 2004 and 5.9% in 2005, which is slower than has been observed in past recoveries. While low interest rates and Federal fiscal stimulus are expected to boost the state economy in 2004, expenditure reductions will have the opposite effect.

Recent Developments

   Election of New Governor. At a special election held on October 7, 2003, Governor Davis, was recalled and replaced by Arnold Schwarzenegger. Since taking office on November 17, 2003, Governor Schwarzenegger rescinded the suspension of vehicle license fee offsets, proposed a bond measure that would authorize the issuance of economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004, and proposed a Constitutional amendment that would require the State to adopt and maintain a balanced budget, established a reserve, and restrict future long-term deficit related borrowing. The bond measure and the Constitutional amendment must both be adopted for either to be effective. They were slated to appear on the March 2, 2004 statewide primary election ballot as Propositions 57 and 58.

   State Economy and Finances. In recent years, the State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts, principally due to reduced stock market-related income tax revenues, such as taxes on capital gains realizations and stock option income. The State estimates that stock market-related personal income tax revenue declined from $17.6 billion in Fiscal Year 2000-01 to $8.6 billion in Fiscal Year 2001-02, and to $5.2 billion in Fiscal Year 2002-03, a total 70% decline. Total personal income tax revenue declined from $44.6 billion to $32.7 billion in the same period. The State's economy continued to grow slowly through the end of 2003, but is projected to grow moderately in 2004. The 2004-05 Proposed Budget, released on January 9, 2004, reported that in the absence of structural corrective actions to change existing policies, operating deficits, estimated at $14 billion in 2004-05, would continue to be incurred.

   Two measures intended to address the existing cumulative budget deficit and to implement structural reform were slated to appear on the March 2, 2004 statewide primary election ballot: The California Economic Recovery Bond Act ("Proposition 57") and the Balanced Budget Amendment ("Proposition 58"). Proposition 57 would authorize the issuance of up to $15 billion of ERBs to finance the negative General Fund reserve balance and other General Fund obligations, as of June 30, 2004. The bonds would be issued in lieu of previously authorized FRBs. Proposition 58 would require the State to adopt and maintain a balanced budget, establish a reserve and restrict future long-term deficit-related borrowing. Both Propositions must be approved by voters for either to become effective.

   In December 2003, the Governor proposed reductions totaling $3.9 billion ($2.3 billion in Fiscal Year 2003-04 and $1.6 billion in Fiscal Year 2004-05), which have not yet been adopted but are presently being considered by the Legislature. These reductions included cutbacks to Medi-Cal payments and the cancellation of a highway and transit improvement program adopted in calendar year 2000.

State Indebtedness

   The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"), when due.

  Capital Facilities Financing.

   General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

   As of January 1, 2004, the State had outstanding approximately $31.75 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of approximately $22.2 billion of long-term general obligation bonds, including up to approximately $12.4 billion of general obligation bonds authorized to be issued initially as commercial paper notes, and approximately $9.8 billion of other authorized but unissued general obligation bonds.

   General obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State issued $1.4 billion of variable rate general obligation bonds, representing 4.4% of the State's total outstanding general obligation bonds as of January 1, 2004. In addition to the $15 billion of ERBs, the Legislature had approved approximately $22 billion of potential bond authorizations to be placed on the ballot in March and November of 2004.

   Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement supporting the general obligation commercial paper program, not more than $1.46 billion in general obligation commercial paper notes may be outstanding at any time. This amount may be increased or decreased in the future. As of February 20, 2004, there were no commercial paper notes outstanding.

   Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6.9 billion General Fund-supported lease-purchase obligations outstanding as of January 1, 2004. The State Public Works Board, which is authorized to sell lease revenue bonds, had $4.3 billion authorized and unissued as of January 1, 2004. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by State leases.

   Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had approximately $43.8 billion aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of June 30, 2003.

   Pension Obligation Bonds. Pursuant to the California Pension Obligation Financing Act (the "Pension Bond Act"), the State proposed to issue $1.9 billion of pension obligation bonds to make Fiscal Year 2003-2004 contributions to the California Public Employees' Retirement System ("CalPERS"). The payment of debt service on the pension obligation bonds will be payable from the General Fund subject to the priorities specified in the Pension Bond Act. The State would make an interest-only payment on these bonds in Fiscal Year 2003-04 and principal and interest payments in Fiscal Years 2004-2005 through 2008-09. This proposal is the subject of a validation action brought by the Pension Obligation Bond Committee, which seeks to obtain the court's determination that the proposed bonds would not be in violation of the Constitutional debt limit because the proceeds of the bonds would be used to pay the State's CalPERS obligation. On October 2, 2003 the trial court issued a judgment denying the State's request that the bonds be validated. The State is appealing this decision, but it is likely that the courts will not resolve this litigation in time to issue pension obligation bonds in Fiscal Year 2003-04. The State anticipates that the validation action will be resolved in time to permit the issuance of pension obligation bonds by April 2005. Assuming a favorable court decision and authorization of the issuance by the Legislature, the State anticipates issuing $929 million of pension obligation bonds to cover its April and June 2005 retirement payment obligations. The State also estimates that $19.5 million of pension obligation bonds will be issued in Fiscal Year 2005-06.

   Economic Recovery Bonds/Fiscal Recovery Bonds. Proposition 57 was scheduled to be submitted for voter approval at the statewide primary election on March 2, 2004. If approved, the bond measure will authorize the issuance of up to $15 billion in ERBs. The cash flow projections included in the 2004-05 Proposed Budget assume that $12.3 billion of net proceeds from ERBs will be deposited in the General Fund by June 2004. Repayment of the ERBs will be secured by a pledge of revenues from a 1/4c increase in the State's sales and use tax starting July 1, 2004. 50%, or up to $5 billion of deposits in the reserve fund that would be created by Proposition 58, may be used to pay the ERBs. In addition, as a voter-approved general obligation bonds, the ERBs will be secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

   In the event the voters fail to approve both Propositions, the State is authorized to issue approximately $8.6 billion of fiscal recovery bonds ("FRBs"). FRB proceeds would be deposited in the General Fund to eliminate accumulated budget deficit. However, the issuance of the FRBs is the subject of current litigation over Constitutional debt-limit provisions, and their issuance is uncertain. In addition, the Legislature established a Fiscal Recovery Fund to deposit revenues from a temporary 1/2c sales tax that begins July 1, 2004. This tax will not go in effect if Propositions 57 and 58 are approved, and will be replaced by the temporary 1/4c tax described above. The Legislature currently plans on paying the debt service on the FRBs from future appropriations from the Fiscal Recovery Fund.

   Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

   2003 RAWs. On June 18, 2003, the State issued $10.97 billion of 2003 RAWs, which will mature on June 16, 2004 (the "2003 RAWs"). Cash flow projections indicate that there is sufficient available monies in the General Fund to repay the 2003 RAWs at maturity. This projection assumed, among other things, the State's receipt during Fiscal Year 2003-04 of approximately $12.3 billion of ERB proceeds from Propositions 57 and 58. If both Propositions are not passed by the voters and the FRB litigation is resolved, the State may issue $8.6 billion in FRBs to provide sufficient General Fund proceeds. On the maturity date of the 2003 RAWs, payment of principal of and interest on the 2003 RAWs is subject to the prior application of monies in the General Fund to pay priority payments.

   If it appears to the State that there will be insufficient available money in the General Fund to pay the 2003 RAWs at maturity, the State has agreed to use its best efforts to offer for sale at competitive bid and issue refunding warrants to pay the 2003 RAWs in full. While no assurance can be given that the State would be able to sell refunding warrants, the State has always been able to borrow funds to meet its cash flow needs in the past and expects to take all steps necessary to continue to have access to the short-term and long-term credit markets.

   If the State were unable to issue refunding warrants in sufficient amounts, the State may decide to borrow under seven forward warrant purchase agreements which the State has entered into with seven financial institutions ("Participants"), on a several and not joint basis (the "Forward Purchase Agreements"), which will enable the State to borrow up to $11.2 billion (to cover principal and accrued interest) to obtain additional cash resources to pay the principal of and interest on the 2003 RAWs on their maturity date. The Forward Purchase Agreements do not constitute a guaranty of the 2003 RAWs and contain certain conditions that must be met in order for the State to obtain advances of funds from the Participants. The conditions to be satisfied on June 16, 2004 include the condition that no event of default under the Forward Purchase Agreements shall have occurred. If the State draws upon the Forward Purchase Agreements, it will deliver to the Participants registered warrants due immediately and without a maturity date. Repayment by the State of the registered warrants issued to Participants is subordinate, in rank of the use of available cash resources on any day, to payment of other priority payments including debt service on general obligation bonds. However, the issuance of such registered warrants will severely restrict the State's cash management flexibility.

   2004 RANs. The State issued $3 billion of RANs on October 28, 2003, which will mature on June 23, 2004 (the "2004 RANs"). Repayment of principal and interest on $1.835 billion of the 2003-2004 RANs is required to be paid from draws under letters of credit (the "Letters of Credit") issued by various financial institutions ("Credit Banks"). The remaining $1.165 billion of 2004 RANs ("Unenhanced 2004 RANs") were issued directly to various financial institutions (the "Parity Note Purchasers").

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   As a condition to issuance of the 2004 RANs, the State estimated that there would be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the 2004 RANs when due. These projections assumed, among other things, receipt by the State of $12.256 billion of ERB proceeds from the passage of Propositions 57 and 58. As with the 2003 RAWs, if the bond measure is not passed by the voters and assuming the State is successful in litigation, the State may issue FRBs to provide net proceeds to the General Fund of $8.6 billion. If it appears that there will be insufficient available money in the General Fund to pay the principal of and interest on the 2004 RANs at maturity, the State has covenanted to use its best efforts to issue registered reimbursement warrants or other obligations, as was done in June 2003, to assure additional cash resources for the General Fund.

   If the State is unable to repay the draws upon the Letters of Credit or pay the Unenhanced 2003-04 RANs at maturity, it will deliver registered warrants, due immediately and without a maturity date, to the Credit Banks and the Parity Note Purchasers, as applicable.

   Ratings. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

   In December 2003, the State's general obligation credit rating was downgraded to "BBB" by Fitch and "Baa1" by Moody's. In July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB." On February 3, 2004, Moody's, which has its rating of the State's general obligation bonds on "negative outlook," issued a press release stating that the outcome of the elections for Propositions 57 and 58 at the March 2, 2004, statewide primary will have "immediate implications" for the State's general obligation bond rating. Fitch has also placed the State's general obligation bond rating on rating watch--negative.

State Funds and Expenditures

   The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

   The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature, although an initiative measure was slated to be on the ballot in March 2004 to reduce this to a 55% vote. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

   Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

   The General Fund. The monies of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of

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

State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

   The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief.

   For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

   Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund. All money so transferred must be returned to the special fund from which it was transferred. As of January 31, 2004. $1.9 billion of outstanding loans from the SFEU were used to pay expenditures of the General Fund.

   Investment of Funds. Monies on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of December 31, 2003, the PMIA held approximately $31.3 billion of State monies and $22.3 billion of monies invested for about 2,799 local governmental entities.

   Pension Trusts. The three principal retirement systems in which the State participates are CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"). The State's contribution to CalPERS and UCRS are actuarially determined each year, while the State's contribution to CalSTRS is established by statute. Due to investment losses and increased retirement benefits, the State contribution to the CalPERS has increased from $156.7 million in Fiscal Year 2000-01 to $2.2 billion in Fiscal Year 2003-04.

   According to CalSTRS, its investment portfolio market value as of July 31, 2003 was $100.89 billion compared to $92.6 billion as of July 31, 2002. CalPERS reported that its investment portfolio market value as of July 31, 2003 was $145 billion, compared to $135.5 billion as of July 31, 2002. The excess of actuarial value of assets over actuarial accrued liabilities of CalPERS, CalSTRS and UCRS as of June 30, 2002 (June 30, 2001 for CalSTRS) was $6.7 billion, $(2.2) billion and $11.5 billion, respectively. Declines in investment portfolio value adversely affect the actuarial calculations.

   Welfare Reform. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain Federal welfare and public benefits to legal non-citizens (amended by subsequent Federal law), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is

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operative through March 31, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how the State's TANF funding will be affected by reauthorization.

   The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 479,000 cases in 2003-04 and 481,000 in 2004-05. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95.

   In 2003-04 and 2004-05, California will continue to meet, but not exceed, the Federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF block grant and TANF MOE amounts, the Fiscal Year 2004-05 budget proposes to eliminate TANF funding for county juvenile probation services, adjust state funding for tribal TANF programs to meet the actual caseloads being served, eliminate the 2004-05 CalWORKs cost-of-living adjustment, and reduce the basic CalWORKs grant. The 2004-05 Proposed Budget includes an augmentation of $191.9 million in 2003-04 and 2004-05 for employment services to enable recipients to leave aid and become self-sufficient and includes total CalWORKs-related expenditures of $6.9 billion for 2003-04, and $6.4 billion for 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2004-05 Proposed Budget also includes a TANF reserve of $210.1 million, which is available for unanticipated needs in any program for which TANF block grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs.

   Authorization for the TANF program currently ends on March 31, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Due to the increased work participation rate of the proposed Federal legislation, the state would need to make substantial investment in childcare and employment services.

   Local Governments. The primary units of local government in the State are the counties, ranging in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

   In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-14 education. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

   The 2004-05 Proposed Budget would increase transfers to school districts to $1.3 billion, with $135 million coming from community redevelopment agencies and the remainder from cities, counties, and other special

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

districts. In 2003-04, funding is also provided for various programs, including $100 million for the Citizens' Option for Public Safety program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, $38.2 million for reimbursement of jail booking fees, $39 million for open space subvention reimbursements to cities and
counties, and $      million in grants to county assessors to increase and
enhance property tax assessment activities.

   Vehicle License Fee. A program to offset a portion of the vehicle license fees (the "VLFs") paid by vehicle owners was established in 1998. Beginning January 1, 1999, a permanent offset of 25% of the VLFs paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5%. This level of offset is expected to provide tax relief of $3.95 billion in Fiscal Year 2003-04 and $4.06 billion in Fiscal Year 2004-05. The legislation that established the VLF offset program also provided that if there were insufficient General Fund monies to fully backfill the VLF offset, the percentage offset would be reduced proportionately to assure that local governments were not disadvantaged. In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets. Accordingly, the VLFs paid by taxpayers returned to the pre-1999 level and the State is not be obligated to make any offset payments in Fiscal Year 2003-04. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local government have resumed.

   Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.8 billion in State resources and $475 million in resource form the counties in Fiscal Year 2003-04, and $1.7 billion in State resources and $475 million in resources from the counties in Fiscal Year 2004-05.

   Repayment of Energy Loans. The Department of Water Resources (the "DWR") borrowed $6.1 billion from the General Fund for its power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds and used the net proceeds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

   The loans from the General Fund, banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The power supply program has become self supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the major investor owned electric utilities ("IOUs") resumed responsibility for obtaining electricity for their customers. The primary source of money to pay debt service on the DWR revenue bonds are revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefore or to make any appropriation for their payment.

   State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit. For example, appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of

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

certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

   The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

   State law requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act. The following table shows the Appropriations Limit for Fiscal Years 2002-03 through 2004-05. As of the release of the 2004-05 Budget Act, the State projected the Appropriations Limit to be $13.449 billion and $12.809 billion in Fiscal Years 2003-04 and 2004-05, respectively.

                          State Appropriations Limit
                                  (Millions)

                                                 Fiscal Years
                                        -----------------------------
                                         2002-03   2003-04    2004-05
                                        --------  --------   --------
        State Appropriations Limit..... $ 59,591  $ 61,702   $ 63,977*
        Appropriations Subject to Limit  (44,462)  (48,253)*  (51,168)*
                                        --------  --------   --------
           Amount (Over)/Under Limit... $ 15,129  $ 13,449*  $ 12,809*
                                        ========  ========   ========

--------
* Estimated/Projected.

SOURCE: State of California, Department of Finance.

   Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Any amount not funded by local property taxes is funded by the General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues, based on certain factors including cost-of-living adjustments, enrollment, and per capita income and revenue growth. Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, as such redirection directly affects the share of General Fund revenues to schools.

   Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools. The State's emphasis on improving education resources has resulted in the increase of K-12 spending per pupil of 5.3% and 5.4% above the 2002-03 level in, 2003-04 and 2004-05, respectively. The 2004-05 Proposed Budget also reflects the deferral of Proposition 98 expenditures of $1.9 billion from 2002-03 to 2003-04 and $1.3 billion from 2003-04 to 2004-05.

   The 2004-05 Proposed Budget would reset the level of Proposition 98 appropriations at a level approximately $2 billion less than would otherwise be required for Fiscal Year 2004-05, would add $2 billion to

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

the existing maintenance factor and would provide ongoing General Fund savings over the next 6-10 fiscal years until the maintenance factor was fully repaid. Appropriations for Fiscal Years 2002-03 and 2003-04 are currently estimated to be $517.8 million and $448.4 million below the amounts required by Proposition 98 because of increase in State tax revenues above original estimates. The State proposes to repay these obligations and $250.8 million owed from Fiscal Years 1995-96 and 1996-97, over multiple years, beginning in Fiscal Year 2006-07.

   Constraints on the Budgetary Process. Over the years, a number of laws and Constitutional amendments have been enacted which restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets.

   An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. Beginning with Fiscal Year 2004-05, and in the first year that non-Proposition 98 appropriations exceed the base level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount above the trigger level. (The initiative defines the base level as the fiscal year during the period July 1, 2000 through June 30, 2004, for which the State's non-guaranteed General Fund appropriations are the highest as compared to any other fiscal year during that period. Using May 2003 data, Fiscal Year 2000-01 is the base year.) Based upon non-Proposition 98 General Fund appropriations in the 2003 Budget Act, the initiative is unlikely to require implementation of the funding increase in Fiscal Year 2004-05. The 2003 Budget Act includes about $121.6 million for these programs, $428.4 million below the amount that the initiative would require if the full funding increase were in effect.

   Two new measures were slated to be on the March 2004 State ballot. The California Economic Recovery Bond Act (Proposition 57) and the Balanced Budget Amendment (Proposition 58). The California Economic Recovery Bond Act would authorize the issuance of up to $15 billion of ERBs to finance the negative General Fund reserve balance as of June 30, 2004. The bonds would be issued in lieu of FRBs authorized by the Act. Proposition 58 would require the State to adopt and maintain a balanced budget, establish a reserve and restrict future long-term deficit-related borrowing. Each Proposition would only become operative if voters also approve the other Proposition. Another initiative, Proposition 56, the Budget Accountability Act, would reduce from 2/3 to 55% the number of votes required to pass the budget bill and other bills related to the budget, including tax increase measures.

   Tobacco Litigation. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion over 25 years. Under the MSA half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045.

   The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually. During Fiscal Year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain health care costs. During Fiscal Year 2002-2003, the General Fund received $474 million, all of which was deposited in the health care fund.

   State statutory law allows the issuance of revenue bonds to generate $5.0 billion for the General Fund beginning in Fiscal Year 2003-04. An initial sale producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in revenue, was completed in September 2003.

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Sources of State Revenue

   Personal Income Tax. The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0% to 9.3%. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the Federal AMT. The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers pay 39.5% of the total personal income tax.

   Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last half of the 1990s. The increasing influence that these stock market-related income sources had on personal income tax revenues linked to the highly progressive structure added a significant dimension of volatility. Just as the State's remarkable revenue growth was driven by stock market related gains, the dramatic decline that occurred in 2001-02 largely reflects the market's decline. The 2004-05 Budget Act estimates moderate growth in capital gains and stock option receipts beginning in 2003-04.

   A 2004-05 Proposed Budget item seeks to identify additional taxpayers that do not file State tax returns but owe State personal income tax. This proposal is estimated to increase revenues by $12 million in Fiscal Year 2004-05 and $43 million in Fiscal Year 2005-06.

   Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

   The breakdown of the base state and local sales tax rate of 7.25% in effect until July 1, 2004 is as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; and 1.25% is a local tax, of which 0.25% is dedicated to county transportation purposes and 1% is for city and county general-purpose use.

   If Propositions 57 and 58 are approved and enacted, the ERBs issued thereunder will be repaid from revenues generated from a temporary 1/4c increase in the State's sales and use tax rate effective July 1, 2004. If the propositions are not approved, the State may issue FRBs, which will be repaid from a temporary 1/2c increase in the State sales and use tax, which has already been approved.

   If the ERBs are not approved, the breakdown of the base State and local sales tax rate of 7.25% will be as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 0.75% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.5% for the city and county general-purpose use; and 0.5% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the FRBs.

   If the ERBs are approved by the voters, the breakdown of the base State and local sales tax rate of 7.25% will be as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; and 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the State's FRBs.

   Corporation Tax. Corporation tax revenues are derived from the following taxes:

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

      1. The franchise tax and the corporate income tax are levied at an 8.84% rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

      2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2% on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

      3. The AMT is similar to that in Federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65%.

      4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

      5.  Sub-Chapter S corporations are taxed at 1.5% of profits.

   Taxpayers with net operating losses ("NOLs") are allowed to carry forward NOLs for tax purposes and deduct a portion in subsequent years. State law suspended the use of any carryover NOLs for the 2002 and 2003 tax years, but allowed taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. The percent of a taxpayer's NOLs that can be carried forward also increased from 65% to 100% beginning January 1, 2004, for NOLs generated after that date. About 85% of NOL is deducted from corporation taxes with the balance deducted from personal income tax.

   Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

   Other Taxes. Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.

   The California estate tax is based on the State death tax credit allowed against the Federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the Federal estate tax return. The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminates it beginning in 2005. The provisions of this Federal act sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

   Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise four categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco product; (ii) charges for special services to specific functions, including such items as business and professional license fees; (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties); and (iv) motor vehicle related taxes and fees, which accounted for about 46% of all special fund revenues and transfers in 2002-03. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During Fiscal Year 2002-03, $7.1 billion was derived from this source, with approximately $5.1 billion being returned to local governments.

   Taxes on Tobacco Products. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87c per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to

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the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. There is litigation pending challenging the enactment of these taxes.

   The 2003 Budget Act proposes a tobacco products licensing requirement, which is intended to reduce overall tobacco tax evasion. The one time license application fee and per pack fee would generate one-time revenues of $22 million in Fiscal Year 2003-04 that would be dedicated to a new Cigarette and Tobacco Products Compliance Fund. Reduced evasion associated with this licensure requirement is expected to generate $36 million ($4 million in General Fund revenues) in additional tobacco revenues during the implementation phase in Fiscal Year 2003-04 and $70 million in Fiscal Year 2004-05.

State Economy and Finances

   Following a severe recession beginning in the early 1990's, the State's financial condition improved markedly during the fiscal years starting in 1995-96 due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000 and, as a result, for the five fiscal years from 1995-96 to 1999-00 the General Fund tax revenues (a total of more than $16 billion over these 5 years) exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local government and infrastructure expenditures.

   Financial Results--Fiscal Years 2001-02 and 2002-03. The final estimate of Fiscal Year 2001-02 revenues and expenditures, included in the 2003-04 Budget, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from Fiscal Year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the issuance of certain power revenue bonds past June 30, 2002 resulted in a substantial budgetary deficit and cash flow difficulties. The State estimated that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

   2001 Budget Act. Within a few months of the start of Fiscal Year 2001-02, the State recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. An immediate spending freeze for many State agencies was imposed in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for Fiscal Year 2001-02 in January 2002. Despite these steps, as noted above, the State ended the fiscal year in a substantial deficit.

   The 2001 Budget Act altered the six-year transportation-funding plan started in Fiscal Year 2000-01. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during Fiscal Years 2003-04 to 2007-08. As a result, $2.5 billion of these sales tax revenues remained in the General Fund over Fiscal Years 2001-02 and 2002-03. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the 2001 Budget Act compromise was an agreement to place on the March 2002 statewide ballot a Constitutional amendment that would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. This measure was approved by the voters.

   2002 Budget Act. The 2002-03 Budget, released on January 10, 2002, projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline that began in mid-2000. Personal income tax receipts, which include stock option and taxes on capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, there was a projected combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The May Revision to the 2002-03 Budget projected further deterioration in revenues and additional costs of $1.6 billion, increasing the two-year budget gap to $23.6 billion.

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   The 2002 Budget Act, signed by the Governor on September 5, 2002, addressed the budget gap through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes. Within a few months after the 2002 Budget Act was adopted, it became evident that its revenue projections were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

   In late November 2002, the Governor directed State agencies to take immediate action to reduce any non-critical or non-essential activities. In December 2002, the Governor released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). The Governor requested action on these proposals early in 2003 in order to maximize savings in Fiscal Year 2002-03. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for Fiscal Year 2002-03 and $5.3 billion for Fiscal Year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into Fiscal Year 2003-04) was for K-12 education funding. The spending reductions reflected the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to CalPERS. However, the issuance of the pension obligation bonds may be delayed or cancelled for the Fiscal Year 2003-04 due to delays from litigation.

   Current State Budget--Fiscal Year 2003-04. The 2003-04 proposed budget projected revenues from the three largest tax sources to be about $61.7 billion, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 proposed budget projected total revenues and transfers of $73.1 billion and $69.2 billion in Fiscal Years 2002-03 and 2003-04, respectively, and projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

   On May 14, 2003, the Governor released the May revision to the proposed budget. The May revision reduced the revenue estimate for Fiscal Year 2003-04 to $70.8 billion from the 2003-04 Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result, the May Revision estimated the budget gap for Fiscal Years 2002-03 to 2003-04 increased from $34.6 billion to $38.2 billion.

   2003 Budget Act. The 2003 Budget Act was adopted by the Legislature on July 29, 2003, and signed into law by the Governor on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May revision to the proposed budget, including the issuance of FRBs to address the budget deficit. Governor Schwarzenegger subsequently proposed and the Legislature approved, placing Propositions 57 and 58 on the March 2004 ballot, which would authorize the issuance of up to $15 billion of ERBs to replace the FRBs.

   Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3%, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporate a 4% increase in State tax revenues (as projected by the Legislative Analysts Office's (the "LAO")), reflecting a correspondingly moderate growth in the State's economy.

   General Fund expenditures were estimated to drop 9% from $78.1 billion in Fiscal Year 2002-03, to $71.1 billion in Fiscal Year 2003-04. Most of this decline can be explained by: (1) the suspension of VLF backfill payments to local governments: (2) additional Federal funds of approximately $1.8 billion under the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003, which will be used to offset Medi-Cal costs and to cover other critical State program spending; (3) the anticipated receipt of $1.9 billion of pension obligation bond proceeds to cover CalPERS contributions; and (4) a one-time shift of Medi-Cal accounting from accrual to cash basis for estimated savings of approximately $930 million. The Governor, however, has since issued an executive order to rescind VLF increases and proposed legislation to resume backfill payments.

   In its August 1, 2003 budget analysis, the LAO concluded that, absent the above-described factors, underlying spending for Fiscal Years 2002-03 and 2003-04 would be roughly equal. The LAO also concluded

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that Fiscal Year 2003-04 spending is considerably less than what would be required to maintain baseline spending for that fiscal year, which would encompass all spending requirements mandated by law at the outset of the fiscal year.

   The 2003 Budget Act projected the June 30, 2004 reserve to be just over $2 billion. This reflects the assumed elimination of the $10.7 billion accumulated deficit through June 30, 2003, through the issuance of the FRBs.

   Fiscal Year 2004-05 Proposed Budget. The 2004-05 Proposed Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for Fiscal Year 2004-05, would continue to be increased. The Governor proposed various corrective actions summarized below. In December 2003, the Governor proposed mid-fiscal year reductions totaling $3.9 billion, which are presently being considered by Legislature. The 2004-05 Proposed Budget assumes voter approval of Propositions 57 and 58.

   The 2004-05 Proposed Budget projects that the State will end Fiscal Year 2003-04 with a reserve of $290 million, down approximately $1.9 billion from estimates made at the time of the 2003 Budget Act. Under the 2004-05 Proposed Budget, General Fund revenues for Fiscal Year 2003-04 are projected at $77.6 billion; an increase of $4.3 billion compared with 2003 Budget Act estimates. Under the 2004-05 Proposed Budget, General Fund expenditures for Fiscal Year 2003-04 were projected at $78 billion, an increase of $6.9 billion compared with 2003 Budget Act estimates.

   The 2004-05 Proposed Budget contains the following major components:

  . Resetting Proposition 98 funding guarantee at a level approximately $2 billion less than would otherwise be required for Fiscal Year 2004-2005;

  . Fee increases of 10% for undergraduate and 40% for graduate students at the State universities, of which 20% will be set aside for financial aid;

  . Major reform of the Medi-Cal program, and increased work incentives under the CalWORKs program;

  .  Full reimbursement to local governments for the VLF offsets program;

  . Increasing State employees' retirement contributions by 1%, repeal retirement benefit enhancements implemented in 1999 for new State employees, and issuing pension obligation bonds to cover a portion of the pension contributions in 2004-05 and 2005-06; and

  .  Offsetting expenditures with approximately $3 billion of ERBs proceeds.

   The 2004-05 Proposed Budget projected to end Fiscal Year 2004-05 with a $635 million reserve. General Fund revenues for Fiscal Year 2004-05 were projected at $76.4 billion, a decrease of $1.2 billion compared with revised estimates for Fiscal Year 2003-04.

   General Fund expenditures for Fiscal Year 2004-05 were projected at $76.1 billion, a decrease of $2 billion compared with revised estimates for Fiscal Year 2003-04. This reflects a total of $13.3 billion of General Fund expenditure solutions, spending reductions from the level of expenditures that would have been required to comply with Constitutional and State law, Federal Government mandates, court orders, and to provide for cost of living adjustments and growth in enrollment, caseload, and population.

   In its November 2003 Report, the LAO concluded that the State faces a major mismatch between revenues and expenditures, which will ultimately need to be addressed through spending reductions and/or revenue enhancements if the State is to regain fiscal balance. In its February 18, 2004 analysis of the 2004-05 Proposed Budget the LAO stated that the budget was a solid starting point for budgetary negotiations. However, the LAO cautioned that some of the solutions (including savings realized from the issuance of pension obligation bonds,

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Medi-Cal rate reduction and the renegotiation of tribal gaming compacts) in the
Governor's proposal may not be realized and could increase the budget shortfall for 2004-05 to about $4 billion. The LAO added that a $7 billion ongoing gap between revenues and expenditures would occur in 2005-06 and continue in subsequent years, absent further corrective action. The LAO concluded that additional savings proposals or revenue increases would be necessary to resolve the State's budget shortfall.

Litigation

   The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

   Challenge to Discontinuation of VLF Offset and Related Payments to Local Governments. In June 2003, the Governor determined that there were insufficient monies available to be transferred from the General Fund to fund VLF offset payments the State was making to local governments (as described above), and such offsets were discontinued. Correspondingly, the amount of VLFs paid by vehicle owners and mobile home owners increased.

   Shortly after taking office on November 17, 2003, the Governor issued an Executive order rescinding the previous Governor's action and directing the Department of Motor Vehicles (the "DMV") to reinstate the General Fund offset to the VLF. By subsequent administrative action, the Administration adjusted current year expenditures in order to commence transfers from the General Fund to local government in the amount of the offsets.

   These various actions have given rise to the following litigation:

   On July 1, 2003, several plaintiffs, including several Republican legislators and a non-profit public interest group, filed Howard Jarvis Taxpayers Association, et al. v. California Department of Motor Vehicles, in which plaintiffs seek declaratory relief to find the discontinuation of the offset invalid. The State has demurred to plaintiff's second amended complaint, which will, once finalized, permit the DMV to obtain a judgment dismissing this action. That judgment will be subject to appeal, and is not yet known whether the plaintiffs intend to appeal.

   On January 21, 2004, an original proceeding, University of California Students Association, et al., v. Governor Arnold Schwarzenegger, et al., was instituted in the California Supreme Court. The petition for writ of mandate claims there were insufficient moneys in the General Fund available to reinstate the VLF offsets, and that the State cannot reduce appropriations to various programs in order to make offset-related transfers to local governments. Petitioners ask the Supreme Court to issue a writ commanding various State officers that they may not enforce the executive order issued by the Governor, and ordering them to refrain from implementing any appropriation reductions made for the purpose of funding offset-related transfers to local governments. On February 18, 2004, the Supreme Court denied the petition without prejudice to the commencement of any appropriate proceeding in the superior court. The petitioners have not filed any subsequent action.

   On January 30, 2004, Robert Brooks and David Gautreaux v. Governor Arnold Schwarzenegger was filed in the Los Angeles County Superior Court. Plaintiffs allege that the adjustments of current year expenditures made by the Administration in order to provide for the transfers to local governments violates the State Constitution, and ask the court to enjoin the Director of Finance and the Controller from making offset-related payments to local governments until an appropriation for that purpose is made by the Legislature.

   Bond-Related Matters. The Legislature established the Pension Obligation Bond Committee for the purpose, among others, of issuing bonds to fund all or a portion of the State's Fiscal Year 2003-04 CalPERS obligation. The Committee is attempting to seek court validation of the bonds. In May of 2003, the Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of

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California's Pension Obligation, etc. On September 23, 2003, an oral decision was issued in the matter denying the Committee's request for validation of the bonds. That matter is currently on appeal.

   Fullerton Association of Concerned Taxpayers v. The California Fiscal Recovery Financing Authority, et al. On September 24, 2003, a legal advocacy institution filed a complaint challenging the constitutionality of the 2003 Budget Act's series of proposed bond issuances. The complaint alleges that the statutory provisions that authorize the issuance of bonds are unconstitutional and seeks an injunction against the implementation of the statute. This matter has not been served on any State officers. As a result of this action, the Fiscal Recovery Finance Authority filed a validation action in the same court. The court authorized the publication of notice, and Fullerton Association of Concerned Taxpayers was the only party to answer the complaint. This matter has not yet been set for trial.

   Challenge Seeking Payment to Teacher's Retirement Board. In May 2003, Chapter 6, First Extraordinary Session, Statutes 2003, Senate Bill No. 20 ("Chapter 6X") became effective. Chapter 6X reduces a continuing appropriation to CalSTRS Supplemental Benefit Maintenance Account ("SBMA") for Fiscal Year 2003-04 by $500 million, and provides that in future fiscal years, the appropriation to the SBMA is to be adjusted based on actuarial determinations of CalSTRS' ability to make purchasing power protection payments to retired members through 2036. In July 2003, CalSTRS petitioned the California Supreme Court (Teacher's Retirement Board, as Manager of the California State Teachers, Retirement System, et al. v. Steve Peace, Director of California Department of Finance, et al.) to compel the State Controller to transfer funds from the General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of Chapter 6X. That petition was denied. CalSTRS then filed a substantively similar petition in a State court of appeals, which was denied on August 15, 2003. Trial is currently scheduled to begin on May 21, 2004.

   Actions Seeking Flood-Related Damages. In January 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for July 12, 2004.

   Paterno v. State of California, is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. The appellate court reversed the trial court judgment, remanded the case to the trial court with direction to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. The State has petitioned the Supreme Court for review, and Supreme Court has extended its time to grant or deny review to April 1, 2004.

   Tax Refund Cases. Four pending cases (General Motors Corp. v. Franchise Tax Board; Farmer Brothers Company v. Franchise Tax Board; Microsoft Corporation v. Franchise Tax Board and Montgomery Ward LLC v. Franchise Tax Board) allege that the corporate tax deduction for dividends received that is based on the amount of the dividend-paying corporation's income subject to California franchise taxes violates the commerce clause of the United States Constitution. Montgomery Ward is pending in trial court. In Microsoft, the Franchise Tax Board ("FTB") is appealing an adverse decision. In two of these cases, General Motors and Farmer Brothers, the trial courts determined there is a violation of the commerce clause. Both of the decisions have been appealed, and an appellate court has upheld the Farmer Brothers decision. On August 27, 2003, the California Supreme Court denied the FTB's petition for review in that case. The FTB has filed its petition for writ of certiorari in the United States Supreme Court. A final decision adverse to the State in any of these cases could ultimately result in

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refunds of approximately $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $60 million.

   Six pending cases challenge, as a violation of the due process and commerce clauses of the United States Constitution, the FTB's treatment of receipts from investment of cash in short-term financial instruments and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligations. These cases include The Limited Stores, Inc. and Affiliates v. Franchise Tax Board; Toys "R" Us, Inc.
v. Franchise Tax Board; Microsoft Corporation v. Franchise Tax Board; General Motors Corporation v. Franchise Tax Board; and Montgomery Ward LLC v. Franchise Tax Board (as described above). The trial courts in General Motors and The Limited Stores ruled in favor of the Franchise Tax Board on this issue, and the plaintiffs have appealed that decision in that case. The trial court in Toys "R" Us, Inc. has reached a favorable decision in the trial court and is now being appealed. The decision in Microsoft is discussed above, as well as the pending trial in Montgomery Ward. Other taxpayers have raised the same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million.

   In Eisenhower Medical Center, et al. v. State Bd of Equalization, 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" and exempt from sales and use taxes. The State Board of Equalization (the "SBE") has taken the position that intravenous sets (other than those used primarily for feeding) and diagnostic substances are not medicines and, therefore, are subject to sales and use taxes. The trial court has ruled in favor of the SBE and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of internal feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

   In County of Orange v. Orange County Assessment Appeals Board #3, Bezaire, et. al., Real Parties in Interest, Orange County has appealed a trial court judgment that the assessor's office received property taxes from two taxpayers in excess of the Constitutional amounts collectable under Proposition 13. The legal claim in this class action lawsuit focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. In December 2001, the trial court ruled in favor of the plaintiffs and appellate hearings were conducted on January 7, 2004. The effect of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 in an amount in excess of several billion dollars.

   Energy Matters. In People v. ACN Energy, Inc., et al., the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the DWR for electricity received under the commandeered block forward contracts. Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by various electric utilities and numerous other market participants have been joined. In an administrative proceeding before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1.0 billion.

   In Pacific Gas and Electric Company v. The State of California, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in

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California (the "Restructure") established a "regulatory contract" between the
State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at regulated prices and to sell the facilities themselves, and that by amending the Restructure in 2001 the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint seeks damages in an amount to be proven, but in a previous administrative procedure sought damages of at least $4.3 billion to compensate for the losses alleged in this action. In January 2002, the court dismissed the lawsuit. The plaintiffs have appealed in this matter.

   Escheated Property Claims. In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time that the Controller sells property that has escheated to the State:
Fong v. Connell, Harris v. Connell, Lusby-Taylor v. Connell, Orfield v. Connell and Suever v. Connell. The plaintiffs seek damages, which the Fong plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the stock was sold and the present. All the cases except Fong are styled as class actions, though in Lusby-Taylor and Harris, that issue was not determined prior to the trial court decisions that are being appealed. Plaintiffs in Fong have appealed the denial of their motion to convert their case to a class action. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in Fong, and Lusby-Taylor, and at both the trial court and appellate court in Harris. The Suever case has been dismissed by a U.S. district court. Orfield is being litigated in the trial court.

   Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body-imaging machine, damages could be as high as $3 billion.

   Actions Seeking Program Modification. In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

   In Williams, et al., v. State of California, et al., a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system. Trial is set for November 29, 2004.

   In Natural Resources Defense Council et al. v. California Department of Transportation et al., plaintiffs obtained an injunction requiring the Department of Transportation (the "DOT") to comply with National Pollution Discharge Elimination System requirements under the Federal Clean Water Act in connection with storm water discharges from State highways and construction sites in the area that includes Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to Federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of these studies will be implemented. Plaintiff's position is that the DOT should be required to retrofit its facilities with devices to treat storm water regardless of whether any construction is planned in any given area. For planning purposes, the DOT is including an additional 3% in the cost of all construction and maintenance projects to pay for compliance measures. This 3% increase amounts to $500

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million through Fiscal Year 2006-07. While the impact of a judgment of the scope sought by the plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

   The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State in any of these cases could be as high as $1 billion per year in programming costs going forward.

   In Charles Davis v. California Health and Human Services Agency,et al. the plaintiffs brought a class action under a number of Federal acts, including the Americans with Disabilities Act (the "ADA"), seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco skilled nursing facility (Laguna Honda Hospital) who require long term care should be assessed as to whether they can be treated at home or in a community-based facilities, and then provided appropriate care. A settlement has been reached in this matter which, if approved by the court, will result in a State department revising its assessment tool for residents of nursing homes to focus on the propriety of community placement. The parties have agreed that plaintiffs' non-assessment claims will be dismissed without prejudice to plaintiffs' ability to re-fie their action once the assessment process is in place. In the event the assessment tool changes are not sufficiently funded, plaintiffs may re-file those claims pertaining to assessment as well.

   In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act because they result in unnecessary institutionalization of developmentally disabled persons. The court has issued interim rulings on the plaintiffs' ADA and Rehabilitation Act claims, finding that the State has a sufficient working plan for the de-institutionalization of persons with developmental disabilities. Subsequently, the court dismissed the action, finding that plaintiffs did not have a private right to bring the case under the Medicaid Act. It is not yet known whether the plaintiffs will appeal.

   In Capitol People First v. Department of Developmental Services, a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. The suit alleges that defendants are violating the Lanterman Act, the ADA, and the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

   Medically Indigent Adult Mandate Claims. In 1997, the California Supreme Court ruled, in a challenge by the County of San Diego (the "County"), that by excluding medically indigent adults ("MIAs") from Medi-Cal, the State had mandated a new program on the counties within the meaning of the State Constitution. The Court remanded the matter to a State commission to decide whether and by what amount the County had been forced to incur costs for the care of MIAs in excess of funds provided by the State. The County appealed from an adverse Commission decision. On September 24, 2003, the Court of Appeals ruled in favor of the County on certain of its claims and determined that the State owed the County $3.4 million. The Supreme Court has denied the parties' petitions seeking review of the appellate court's decision. The case was remanded to the San Diego County Superior for further proceedings, and on January 28, 2004, that court issued a judgment directing the State to pay San Diego County $3.4 million within 180 days, including interest.

   The commission has taken the position that it would be bound to apply its earlier holding to any new claim for prospective relief brought by any county as a "test claim." Currently, there is a test claim pending that was filed by the County of San Bernardino, which is demanding over $9.2 million in unreimbursed costs for Fiscal Year 2000-01 alone. Together, these cases pose a potential negative impact on the General Fund. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. Currently the counties receive approximately $1.3 billion in VLF revenue and $2.3 billion in sales tax revenue to fund various

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social services, public health and mental health programs, which include the programs that provide services to MIAs.

   Reparations Claims. Emilia Castaneda v. State of California, et al. This class action, filed on July 15, 2003, alleges illegalities associated with the repatriation of the Mexican Americans during the 1930's and 1940's, and names the State, County of Los Angeles, City of Los Angeles and Los Angeles Chamber of Commerce as defendants. Plaintiff claims the class consists of approximately 400,000 American citizens and resident aliens who were wrongfully expelled from California because of their Mexican ancestry. The complaint alleges unlawful racial discrimination, civil rights, due process and equal protection violations, unjust taking of property, violation of freedom of association and violation of the right to travel. The amount of any potential impact this case may have on the General Fund is unclear because it is unclear whether any claims can be brought within the applicable statute of limitations.

   Action for Damages for Alleged Destruction of Indian Burial Sites. On January 16, 2004, John Tommy Rosas v. United States of America, et seq. was filed in the United States District Court, Central District of California. In his complaint, plaintiff, in his individual capacity and as a vice-chairman of the Gabrielino/Tongva Indians of California Tribal Counsel, alleges violation of numerous Federal and state statutes, and provisions of the Federal and state constitutions, by a variety of Federal agencies, corporations, individuals and four California State entities. The factual allegations pertain to an agreement among various defendants allegedly permitting the development of areas identified by plaintiff as sacred sites and Indian burial areas. Plaintiff seeks damages in the amount of $525 million. The State is in the process of assessing these allegations.

   Local Government Mandate Actions. On February 3, 2004, the County of San Diego filed two matters, each entitled County of San Diego v. State of California, et al. One action was filed in the San Diego County Superior Court and the other was filed in the Sacramento County Superior Court. The San Diego court action alleges that the State's practice of deferring payments to local governments for certain alleged state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, statewide, is unconstitutional. This action seeks a declaration that the State is constitutionally and statutorily obligated to promptly and fully reimburse the County, and seeks reimbursement in an amount in excess of $40 million. The Sacramento County court action makes a similar allegation as to the State's statewide appropriation for a program to provide services to handicapped and seriously emotionally disturbed students. The County seeks reimbursement in the amount of approximately $9 million for this program, and a declaration that until such time as reimbursement is received, the County is excused from providing services or incurring costs in relation to the program. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional and that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion.

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                                  APPENDIX D

           RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL SECURITIES

   Some of the significant financial considerations relating to the Smith Barney Intermediate Maturity New York Municipals Fund investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

   The State of New York's most recent fiscal year began on April 1, 2003 and ends on March 31, 2004. The most recent published Update to the Annual Information Statement was dated January 26, 2004.

   Special Considerations. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of the Budget ("DOB") believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

   In the Enacted Budget of 2003-04, DOB projected a potential imbalance in the State's General Fund of roughly $900 million in 2003-04 prior to the anticipated receipt of Federal funds from the Federal economic stimulus legislation. The stimulus package provided $1.07 billion of fiscal relief to the State, including $645 million in one-time Federal revenue sharing payments and $422 million from a 15-month increase in the Federal matching rate on Medicaid costs ("FMAP"). An additional $170 million of fiscal savings occurred from the delay in providing payments to New York City associated with the Local Government Assistance Corporation ("LGAC")/Municipal Assistance Corporation ("MAC") transaction for a total benefit of $1.24 billion. All other revisions since the Enacted Budget resulted in no significant change to the budget balance, and incorporate a slightly improved receipts forecast, higher spending in Medicaid, welfare and the Tuition Assistance Program ("TAP"), and lower spending in State Operations and debt service. DOB's current receipts projection assumes significant growth in tax receipts for the remainder of the year.

   Thus, the net positive impact of $1.24 billion, mostly from the Federal stimulus package, eliminated the potential $912 million General Fund Enacted Budget imbalance, allowed a maximum deposit of $84 million to the rainy day fund and generated a $261 million surplus to help lower the 2004-05 budget gap.

   The State is negotiating new labor contracts with several State employee unions. The recently expired four-year agreements included a $500 nonrecurring lump sum payment and salary increases of 3.0 percent in 1999-2000 (effective mid-year), 3.0 percent in 2000-01 and 3.5 percent in 2001-02 and 2002-03, at a cost to the General Fund of approximately $2.5 billion over the life of the agreement. Each future one percent salary increase would cost the General Fund roughly $75 million annually. The Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of future collective bargaining agreements.

   On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of the DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments until

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legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide New York City the fiscal relief it sought, but without the legal uncertainty associated with the current legislation. Please see the section below entitled "Litigation" for the status of this litigation.

   The State Comptroller is the Administrative Head of the State Retirement Systems, and Trustee of the assets of those Systems. The proposed 2004-05 Financial Plan assumes pension reforms will be enacted that reduce the annual increase in employer contribution rates from 137 percent to 38 percent of employee salary base. If these pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. The State Comptroller has advised the DOB that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

   The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The Financial Plan assumes the Federal government will fully reimburse these costs.

   In addition, through December 2003, a portion of Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending.

   In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital ("DSH") payments over two years to public hospitals throughout the State, including the New York City Health and Hospitals Corporation ("HHC"), State University of New York ("SUNY") and other State and county-operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments could have an adverse impact on the State's health care financing system.

   The 2004-05 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, future collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

   The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. This ruling directs the State to submit a remedy to the Court by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all video lottery terminal ("VLT") revenues to provide Sound Basic Education ("SBE") funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07.

   Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on

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public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families that became effective on November 1, 2003. The Court has also directed the parties to return on March 30, 2004 for further proceedings. For a complete summary of significant litigation affecting the State, please refer to the State's Annual Information Statement, as updated.

   The State projects that balances in its principal reserves to guard against unbudgeted risks will total $815 million at the close of 2003-04 and will remain unchanged through 2004-05. The reserves include $794 million in the TSRF (the State's rainy day fund) and $21 million in the Contingency Reserve Fund ("CRF") for litigation. To permanently improve the State's reserve levels, the Governor's Executive Budget for 2004-05 includes legislation to gradually increase both the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the State will reach its statutory maximum balance in the fund of 2 percent or $840 million with the next annual deposit.

   State Economy. The New York State economy is slowly emerging from recession. The long recovery from September 11/th/ and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. However, employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8 percent in 2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7 percent in 2004-05, following growth of 23.2 percent for 2003-04. Total New York wages are expected to grow 5.1 percent in 2004, the best performance in four years. Personal income is also expected to increase by 5.1 percent in 2004, primarily reflecting the strength in wage growth. Consistent with national trends, inflation in New York is projected to fall from 2.8 percent in 2003 to 2.1 percent in 2004.

   The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

   New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

   Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

   Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

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   Trade:  Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

   Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

   Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits and vegetables. New York ranks among the nation's leaders in the production of these commodities.

   Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

   State Budget. The State Constitution requires the Governor to submit to the Legislature a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

   In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2003-04 Financial Plan projected a budget gap of $2.8 billion in 2003-04 and the 2004-2005 Financial Plan projects budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06 and $7.8 billion in 2006-07.

   Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

   General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

   Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are projected to total $42.26 billion in fiscal year 2003-04, an increase of $4.86 billion from the 2002-03 fiscal year. The increase over the prior year is largely attributable to the expected receipt of $4.20 billion in tobacco securitization proceeds and $645 million from the Federal revenue sharing grants.

   All Governmental Funds receipts are estimated to reach $99.05 billion in 2003-04, an increase of $10.98 billion (12.5 percent) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in Personal Income Tax ("PIT") rates and in the base and rate of the sales tax.

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   Spending in the General Fund is projected to total $42.06 billion in
2003-04, a decrease of $392 million from the Mid-Year Financial Plan Update issued October 28, 2003 (the "October Update"). The revisions include lower estimated spending from the Community Projects Fund ("CPF") ($200 million) now projected to occur in 2004-05, which does not affect budget balance since the resources required to pay this spending have already been set aside in a separate account. The remaining decrease of $192 million primarily reflects: a net reduction in State Operations spending ($87 million) including increased mental hygiene offsets, lower spending for the Judiciary, and a net reduction in costs across several agencies from the ongoing statewide austerity measures; lower debt service costs provided from debt management actions ($73 million); and downward reestimates to all other transfers ($41 million), offset by a projected deficiency in nonpublic school aid ($16 million).

   The projected 2003-04 General Fund closing balance of $1.01 billion consists of $794 million in the TSRF (the Rainy Day Fund), $200 million in CPF, and $20 million in the CRF. The projected increase of $284 million from the October Update reflects an additional $200 million balance in the CPF resulting from spending delays and a planned deposit of $84 million to the Rainy Day Fund (the eighth deposit in the last nine years). In addition, an additional deposit of $661 million to the Tax Refund Reserve Account will be made at year-end to account for the movement of $400 million in tobacco securitization proceeds planned for use in 2004-05 and the 2003-04 cash surplus of $261 million to help balance the 2004-05 fiscal year.

   While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. The State faces potential General Fund budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06, and $7.8 billion in 2006-07. The $5.1 billion gap is consistent with estimates provided by DOB at the time of the 2003-04 Enacted Budget. Those projections indicated that the original 2004-05 Executive Budget gap of $2.8 billion would increase to between $5 billion and $6 billion primarily as a result of additional recurring spending adds in the Enacted Budget. The current $5.1 billion gap is at the lower end of the projected range due to modestly improved economic conditions and the expectation of continue increases in financial services incomes.

   The Governor's Executive Budget for 2004-05 fully closes the $5.1 billion General Fund budget gap in 2004-05 with a mix of spending restraint, revenue actions and transitional financing. Actions of nearly $3.9 billion in 2005-06 and $3.5 billion in 2006-07 reduce the outyear gaps to more manageable levels of $2.9 billion in 2005-06 and $4.3 billion in 2006-07. In addition, $240 million in 2004-05 ($325 million on a school year basis), growing to $2 billion annually over the next five years is reserved from new VLT resources to fund the SBE requirements.

   All Governmental Funds spending in 2003-04 is projected at $98.29 billion. The increase of $314 million from the October Update for Federally-funded programs consists of: higher than anticipated disbursements for education ($518 million); Medicaid costs relating to the 15-month increase in the Federal matching rate ($379 million); and child care spending ($142 million). These Federal increases are partially offset by the State Funds decline described above.

   PIT net receipts for 2003-04 are estimated to reach $24.08 billion, an increase of $385 million (1.6 percent) from 2002-03 due largely to a modestly improved economic environment and the first-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the Refund Reserve account. Net of Refund Reserve transactions, All Funds income tax receipts are expected to grow 8.9 percent over 2002-03 results. The estimate is $235 million above the October Update forecast (adjusting for Refund Reserve transactions).

   PIT General Fund receipts for 2003-04 are estimated to reach $15.79 billion, a decrease of $1 billion (5.9 percent) from 2002-03, due to the positive factors affecting All Funds receipts, more than offset by increased Revenue Bond Tax Fund ("RBTF") and School Tax Relief ("STAR") deposits of $1.2 billion and $171 million, respectively.

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   The historical financial results for the prior three fiscal years are presented below.

   2002-03 Fiscal Year. In the revised Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

   After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF to pay costs related to litigation against the State, and $85 million in the CPF, which pays primarily for legislative "member items."

   The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

   General Fund receipts and transfer from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfer to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

   2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

   General Fund receipts, including transfers from other funds, totaled $41.4 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3. percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

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   General Fund disbursements, including transfers to other funds, totaled
$41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) for the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

   2000-01 Fiscal Year. The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

   The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the LGAC that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

   The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the STAR Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.

   General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

   Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

   The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices by imposing phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

   The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

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   The Debt Reform Act requires the limitations on the issuance of
State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31/st/ of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

   Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. For the 2002-03 fiscal year, the debt outstanding and debt service caps are 1.65 percent each. The DOB expects that debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years will also be within the statutory caps.

   The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2004, the State expects to have approximately $3.7 billion in net variable rate exposure, including amounts reserved for LIBOR swaps (or about 9 percent of total State-supported debt outstanding), and have entered into a total notional amount of $5.2 billion in interest rate exchange agreements (or about 13 percent of total State-supported debt outstanding). These ratios are expected to increase over the five-year projections but remain below the 15 percent limitations.

   The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

   State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the "Capital Plan") with the Executive Budget, and update the Capital Plan by the later of July 30 or 90 days after the enactment of the State Budget. The Governor submitted the Capital Plan as part of the Executive Budget on January 20, 2004. Total capital spending is projected to be $29.6 billion across the five years of the Capital Plan, an average of $5.9 billion annually. Transportation continues to be largest area of spending, which is projected at $17.1 billion or 58 percent of total capital spending over the five-year Capital Plan. Spending for education ($4.1 billion), the environment ($3 billion), economic development ($1.7 billion), mental health ($1.4 billion), public protection ($1.1 billion), and health, welfare, and other programs ($1.2 billion) constitutes the remainder of the five-year Capital Plan.

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   For the five-year period 2004-05 through 2008-09, the Capital Plan projects total issuances of: $686 million in general obligation bonds; $4.9 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $964 million in Mental Health Facilities Improvement Revenue Bonds issued by the Dormitory Authority of the State of New York to finance capital projects at mental health facilities; $383 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $23 million in Department of Health Revenue Bonds to finance the construction of a new veteran's nursing home at Oxford; and $8.8 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security and State facilities. Total debt outstanding is projected to rise from $41.7 billion in 2004-05 to $44.2 billion in 2008-09, or by an annual average of 1.5 percent. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

   In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

   The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to STAR) be deposited to the RBTF for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

   The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2003, approximately $2.4 billion of State Personal Income Tax Revenue Bonds have been issued and outstanding.

   The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

   On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P

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assigned its A+ rating on New York State's long-term general obligations. On
December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

   On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.

   On June 5, 2003, Fitch Ratings assigned its AA- rating on New York's long-term general obligations.

   New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

   Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2003-04 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

   Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor's application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.

   Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 Financial Plan. The State believes that the 2003-04 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2003-04 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 Financial Plan.

   On November 23, 1998, the attorneys general for 46 states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments

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and the imposition of restrictions on tobacco advertising and marketing. New
York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

   On June 26, 2003, the State Court of Appeals ruled that the State's financing system for New York City schools was unconstitutional. The Court found that the system denied students in New York City schools a sound basic education, which it generally described as the "opportunity for a meaningful high school education, one which prepares them to function productively as civic participants." The Court directed the State to implement a remedy by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all VLT revenues to provide SBE funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07.

   In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of
2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the "MAC Refinancing Act"). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

   In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

   Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

   In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

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   In related cases, New York Association of Homes and Services for the Aging,
Inc. v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law (S) 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. Plaintiffs have appealed from this decision.

   In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in (S) 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

   By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

   In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

   In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

   Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing

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public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

   Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

   For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

   New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

   On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

   Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of Federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority ("TFA") by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or Federal aid received on account of the disaster.

   On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize

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the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

   The City is seeking to be reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

   The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

   In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

   On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.

   Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2. On September 19, 2001, as a result of the attacks of September 11/th/, Moody's changed the outlook on the City's bonds from stable to uncertain. Shortly thereafter, on November 16, 2001, this outlook was changed again by Moody's from uncertain to negative. On January 28, 2004, Moody's upgraded its outlook on the City's bonds from negative to stable in light of the City's improving economy and revenue picture.

   On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

   In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

   Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's

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Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

   For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years.

   On June 30, 2003, the City submitted the June 2003 Financial Plan, which projects revenues and expenditures for the 2002-03 and 2003-04 fiscal years balanced in accordance with GAAP, after discretionary and other transfers. The June 2003 Financial Plan reflects changes since the June 2002 Financial Plan, as subsequently modified by the Financial Plans submitted on November 18, 2002, January 31, 2003 and April 23, 2003.

   Compared to the June 2002 Financial Plan, the June 2003 Financial Plan prior to implementation of the tax increase program, projects significantly lowered tax revenues due to a continued weak economy, which has resulted in lower wage earnings and lower corporate earnings, and reflects other revised forecasts, such as higher pension costs.

   The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the Federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

   The June 2003 Financial Plan includes a program to close a budget gap of $8.1 billion in fiscal year 2003-04. The gap-closing program included in the June 2003 Financial Plan reflects the implementation of an 18.49 percent property tax increase, an increase in personal income tax rates, both effective January 1, 2003, an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003 and a program to reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2002-03 and $2.1 billion in fiscal year 2003-04. The June 2003 Financial Plan also assumes retroactive and ongoing payments for the Port Authority of New York and New Jersey for airport leases. As a result of the 2003-04 fiscal year State Budget that was enacted in May 2003, the June 2003 Financial Plan includes State Assistance in the amount of $2.7 billion. Included in the $2.7 billion of State Assistance, the June 2003 Financial Plan assumes the saving of $500 million from refinancing debt of MAC for the City of New York by a local development corporation with funds provided by the State pursuant to State legislation. The Governor has stated that he believes such legislation is unconstitutional.

   On April 15, 2003 the City released the Executive Budget for the fiscal year 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget (published after the January preliminary budget) the budget gap was projected to be $3.8 billion in fiscal year 2003-04. The plan anticipated closing this budget gap through a $600 million gap-closing program, State actions totaling $2.7 billion (included a request for restoration of executive budget cuts, personal income tax reform and other State legislative proposals), $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport leases.

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   On August 13, 2003, LGAC, its Chairperson, the DOB and its Director sued the
City and the Sales Tax Asset Receivable Corporation ("STAR Corp.") seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenue. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecasted budget gaps in the subsequent years of the Financial Plan.

   The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-02 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

   On October 3, 2003, the City's Office of Management and Budget directed City agencies to detail how they would sustain a three percent reduction in City-funded expenditures, with the goal of achieving budgetary savings of $300 million in fiscal year 2004.

   On October 15, 2003, the Mayor and the Governor announced that the City and the Port Authority of New York and New Jersey (the "Port Authority") had reached an agreement to extend the current lease on John F. Kennedy International and LaGuardia airports through 2050. The agreement secures a minimum upfront payment to the City of approximately $700 million and a minimum annual rent payment of $93.5 million. The upfront payment, which consists of an approximately $500 million lump sum payment and the annual rent payments for 2002 and 2003, is expected to be received late in fiscal year 2004 or in fiscal year 2005. This agreement is subject to the approval of the Port Authority Board and other closing conditions.

   The City has recognized $2.7 billion in State assistance as a result of the fiscal year 2003-04 State Budget that was enacted in May 2003.

   On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan. The January Plan reflects the Preliminary Budget for fiscal year 2005 and changes since the June Financial Plan.

   The January Financial Plan projects revenues and expenditures balanced in accordance with GAAP for both the 2004 and 2005 fiscal years, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion in fiscal years 2006, 2007 and 2008, respectively. The January Financial Plan includes proposed discretionary transfers and prepayments in fiscal year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of fiscal years 2005 and 2006.

   Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of the Metropolitan Transit Authority to assume operation of private bus services funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and Federal assistance.

   New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to

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make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

   The projections set forth in the City's Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the HHC to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

   To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

   The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

   Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

   Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

   From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

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                                                      SMITH BARNEY INVESTMENT
                                                      TRUST

                                                      Smith Barney
                                                      Intermediate Maturity
                                                      California Municipals Fund

                                                      Smith Barney
                                                      Intermediate Maturity
                                                      New York Municipals Fund
                                                      March 29, 2004,


SMITH BARNEY INVESTMENT TRUST
125 Broad Street
New York, NY 10004

[LOGO] Citigroup Global Markets Inc.
       A member of Citigroup


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                                March 29, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                         SMITH BARNEY INVESTMENT TRUST

                 Smith Barney Large Capitalization Growth Fund

                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectus of the Smith Barney Large Capitalization Growth Fund (the "fund") dated March 29, 2004, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual report to shareholders, which is incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a registered representative of PFS Distributors, Inc., ("PFS"), a broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above. The fund is a separate investment series of Smith Barney Investment Trust (the "trust").

                               TABLE OF CONTENTS

         Investment Objective and Management Policies..............   2
         Investment Restrictions...................................  11
         Trustees and Executive Officers of the Fund...............  12
         Investment Management and Other Services..................  16
         Portfolio Transactions....................................  21
         Portfolio Turnover........................................  23
         Purchase of Shares........................................  23
         Redemption of Shares......................................  29
         Valuation of Shares.......................................  32
         Exchange Privilege........................................  33
         Performance Data..........................................  34
         After-Tax Return..........................................  36
         Dividends, Distributions and Taxes........................  37
         Additional Information....................................  41
         Financial Statements......................................  42
         Other Information.........................................  43
         Appendix A--Description of Proxy Voting Policies and
           Procedures.............................................. A-1

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                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The fund is an open-end, diversified, management investment company. The prospectus discusses the fund's investment objective and the policies it employs to achieve its objective. The prospectus discusses the fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment manager to the fund.

   Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of large capitalization companies. The fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. The fund does have the flexibility, however, to invest the balance in companies with other market capitalizations. The fund defines large market capitalization companies as those with market capitalization of $5 billion or more at the time of the fund's investment. Companies whose capitalizations falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 80% policy.

   Under normal market conditions, the majority of the fund's portfolio will consist of common stock, but it also may contain money market instruments for cash management purposes. The fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

   With respect to the 80% investment policy (as described above), this percentage requirement will not be applicable during periods when the fund pursues a temporary defensive strategy, as discussed in the prospectus. The fund's 80% investment policy is non-fundamental and may be changed by the board of trustees of the trust to become effective upon at least 60 days' notice to shareholders of the fund prior to any such change.

   Equity Securities. The fund will normally invest at least 80% of its assets in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

   When-Issued Securities, Delayed-Delivery and Forward Commitment Transactions. The fund may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

   When the fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   Foreign Securities. The fund may invest in securities of foreign issuers directly or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the fund's investment in these types of securities to 10% of the fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

   Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

   U.S. and Foreign Taxes. The fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

   Money Market Instruments. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities on the Federal Reserve Bank of New York's list of reporting dealers, if the fund's manager deems such banks and non-bank dealers creditworthy. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the Investment Company Act of 1940, as amended (the "1940 Act").

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and that is acting as a "finder."

   By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund's expenses and would increase an investor's total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

   Illiquid Securities. The fund may invest up to an aggregate amount of 10% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

   Options, Futures and Currency Strategies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

   The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The funds, however, continue to have policies with respect to futures and options thereon as set forth below. The current view of the staff of the SEC is that a fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the manager believes a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of the fund's securities denominated in that currency, or when the manager believes one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the investment manager believes the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated ("cross hedging"). The fund places (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the fund having a value equal to the aggregate amount of the fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the amount will equal the amount of the fund's commitments with respect to such contracts.

   For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the manager intends to include in its portfolio. The fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

   The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the fund's books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books.

   The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.

   Although the portfolio may not use forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs. These risks include: dependence on the manager's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time.

   Over-the-counter options in which the fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

   Options on Securities. As discussed more generally above, the fund may engage in writing covered call options. The fund may also purchase put options and enter into closing transactions. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

   The fund may write (a) in-the-money call options when the manager expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the manager expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

   So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

   The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

   Although the fund generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

   In the case of options written by the fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Although the manager will attempt to take appropriate measures to minimize the risks relating to the fund's writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

   Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

   Futures Contracts and Options on Futures Contracts. As described generally above, the fund may invest in stock index futures contracts and options on futures contracts traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will enter into futures contracts and options only on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated on the fund's books to the extent required by law.

   The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund's not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

   No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

   There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the manager to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

   Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   Index-Related Securities ("Equity Equivalents"). The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund's assets across a broad range of equity securities.

   To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the fund that invests in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Fund investing in such instruments.

   Investment in Other Investment Companies. The fund can also invest up to 10% of its assets in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. For example, the fund can invest in Exchange-Traded Funds (/"/ETFs/"/), which are typically open-end funds or unit investment trusts, listed on a stock exchange. The fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the ETFs portfolio, at times when the fund may not be able to buy those portfolio securities directly.

   Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the 1940 Act. The fund does not intend to invest in other investment companies unless the manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.

   Short Sales. If the fund anticipates that the price of a company's stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever the fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

   To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by the fund will be "against the box," or the fund's obligation to deliver the securities sold short will be "covered." The fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the fund's total assets. Management currently intends to limit the fund's short sales to shares issued by ETFs. ETFs hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow the portfolio manager to adjust the fund's exposure in a particular sector, in a cost effective and convenient manner, without having to see the fund's holdings of individual stocks in that sector.

                            INVESTMENT RESTRICTIONS

   The investment restrictions numbered 1 through 7 below and the fund's investment objective have been adopted by the trust as fundamental policies of the fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act, as the lesser of
(a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. The remaining restrictions may be changed by a vote of a majority of the trust's board of trustees at any time.

   Under the investment restrictions adopted by the trust with respect to the fund, the fund will not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      7. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. Invest in oil, gas or other mineral leases or exploration or development programs.

      10. Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund's investment objective and policies.

      11. Purchase a security if, as a result, the fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years.

      12. Make investments for the purpose of exercising control of management.

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                  TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

   The business and affairs of the fund are managed by the board of trustees in accordance with the laws of the Commonwealth of Massachusetts. The board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the board. Under the fund's Master Trust Agreement, the board may classify or reclassify any unissued shares of the fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the fund.

   The trustees, including trustees who are not "interested persons" of the trust or the manager, as defined in the 1940 Act, ("independent trustee") and executive officers of the trust, together with information as to their principal business occupations during the past five years, are shown below.

                                                                                       Number of
                                                                                       Portfolios
                                       Term of                                          in Fund
                         Position(s)  Office and                                        Complex        Other
                          Held with   Length of         Principal Occupation(s)         Overseen   Directorships
Name, Address, and Age      Fund     Time Served*         During Past 5 Years          by Trustee Held by Trustee
----------------------   ----------- ------------ ------------------------------------ ---------- ---------------
INDEPENDENT TRUSTEES
Dwight B. Crane            Trustee      Since     Professor--Harvard Business School       49     None
Harvard Business School                 1995
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Burt N. Dorsett            Trustee      Since     President--Dorsett McCabe Capital        27     None
201 East 62nd Street                    1991      Management Inc.; Chief Investment
Apt. 3C                                           Officer--Leeb Capital Management,
New York, NY 10021                                Inc. (Since 1999)
Age 73

Elliot S. Jaffe            Trustee      Since     Chairman of The Dress Barn Inc.          27     The Dress Barn
The Dress Barn Inc.                     1991
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 77

Stephen E. Kaufman         Trustee      Since     Attorney                                 55     None
Stephen E. Kaufman PC                   1995
277 Park Avenue, 47th Fl
New York, NY 10172
Age 71

Joseph J. McCann           Trustee      Since     Retired                                  27     None
200 Oak Park Place                      1995
Suite One
Pittsburgh, PA 15243
Age 74

Cornelius C. Rose, Jr.     Trustee      Since     Chief Executive Officer--Performance     27     None
Meadowbrook Village                     1991      Learning Systems President, Rose
Building 1, Apt. 6                                Associates until 2002
West Lebanon, NH 03784
Age 71

                                                                                                Number of
                                                                                                Portfolios
                                           Term of                                               in Fund
                           Position(s)    Office and                                             Complex        Other
                            Held with     Length of            Principal Occupation(s)           Overseen   Directorships
Name, Address, and Age        Fund       Time Served*            During Past 5 Years            by Trustee Held by Trustee
----------------------   --------------- ------------ ----------------------------------------- ---------- ---------------

INTERESTED TRUSTEE**
R. Jay Gerken            Chairman/          Since     Managing Director of Citigroup Global        221          None
Citigroup Asset          President and      2002      Markets Inc. ("CGM"); Chairman,
Management ("CAM")       Chief                        President and Chief Executive Officer
399 Park Avenue          Executive                    of SBFM. Travelers Investment
New York, NY 10022       Officer                      Adviser, Inc ("TIA") and Citi Fund
Age 52                                                Management Inc. ("CFM"); President
                                                      and Chief Executive Officer of Certain
                                                      Mutual Funds associated with
                                                      Citigroup, Inc. ("Citigroup"); Formerly
                                                      Portfolio Manager of Smith Barney
                                                      Allocation Series Inc. (from 1996 to
                                                      2001) and Smith Barney Growth and
                                                      Income Fund (from 1996 to 2000)
OFFICERS
R. Jay Gerken            President and                (See above)                                  219          N/A
(See above)              Chief Executive
                         Officer

Andrew B. Shoup          Senior Vice        Since     Director of CAM; Senior Vice                 N/A          N/A
CAM                      President and      2003      President and Chief Administrative
125 Broad Street         Chief                        Officer of mutual funds associated with
New York, NY 10004       Administrative               Citigroup; Head of International Funds
Age 47                   Officer                      Administration of CAM (from 2001 to
                                                      2003); Director of Global Funds
                                                      Administration of CAM (from 2000 to
                                                      2001); Head of U.S. Citibank Funds
                                                      Administration of CAM (from 1998 to
                                                      2000)

Richard L. Peteka        Chief              Since     Director of CGM; Chief Financial             N/A          N/A
CAM                      Financial          2002      Officer and Treasurer of certain mutual
125 Broad Street         Officer and                  funds affiliated with Citigroup; Director
New York, NY 10004       Treasurer                    and Head of Internal Control for CAM
Age 42                                                U.S. Mutual Fund Administration (from
                                                      1999 to 2002); Vice President, Head of
                                                      Mutual Fund Administration and
                                                      Treasurer of Oppenheimer Capital (from
                                                      1996 to 1999)

Andrew Beagley           Chief              Since     Director, CGM (since 2000); Director of      N/A
CAM                      Anti-Money         2002      Compliance, North America, (since
399 Park Avenue          Laundering                   2000); Director of Compliance, Europe,
New York, NY 10022       Compliance                   the Middle East and Africa, CAM (from
Age 41                   Officer                      1999 to 2000); Compliance Officer,
                                                      Salomon Brothers Asset Management
                                                      Limited, Smith Barney Global Capital
                                                      Management Inc., Salomon Brothers
                                                      Asset Management Asia Pacific Limited
                                                      (from 1997 to 1999)

Robert I. Frenkel        Secretary and      Since     Managing Director and General                N/A          N/A
CAM                      Chief              2003      Counsel of Global Mutual Funds for
300 First Stamford Place Legal                        CAM and its predecessor (since 1994);
Stamford, CT 06902       Officer                      Secretary of CFM; Secretary and Chief
Age 48                                                Legal Officer of mutual funds
                                                      associated with Citigroup

Kaprel Ozsolak           Controller         Since     Vice President of CGM                        N/A          N/A
CAM                                         1999
125 Broad Street
New York, NY 10004
Age 38

Alan Blake               Vice               Since     Managing Director of CGM;                    N/A          N/A
CAM                      President and      1999      Investment Officer of SBFM
399 Park Avenue          Investment
New York, NY 10022       Officer
Age 53

--------
 * Trustees are elected until the trust's next annual meeting and until their successors are elected and qualified.
** Mr. Gerken is an interested trustee because Mr. Gerken is an officer of SBFM and its affiliates.

   For the calendar year ended December 31, 2003, the trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

                                            Aggregate Dollar Range of Equity
                        Dollar Range of  Securities in All Registered Investment
                       Equity Securities    Companies Overseen by Trustee in
Name of Trustee           in the Fund        Family of Investment Companies
---------------           -----------    ---------------------------------------
Herbert Barg*                None        None
Dwight B. Crane              None        Over $100,000
Burt N. Dorsett              None        None
Elliot S. Jaffe              None        None
Stephen E. Kaufman           None        None
Joseph J. McCann             None        None
R. Jay Gerken                None        Over $100,000
Cornelius C. Rose, Jr.       None        Over $100,000

--------
*  Mr. Barg became trustee emeritus on December 31, 2003.

   As of December 31, 2003, none of the independent trustees, or their immediate family members, owned beneficially or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees of the trust, namely Messrs. Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

   The Audit Committee oversees the scope of the fund's audit, the fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the independent trustees of the trust for their ratification, the selection, appointment, retention or termination of the trust's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent auditors and all permissible non-audit services provided by the trust's independent auditors to its manager and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

   The Nominating Committee is charged with the duty of making all nominations for independent trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

   The trust also has a Pricing Committee composed of the Chairman of the Board and one independent trustee which is charged with determining the fair value prices for securities when required. During the most recent fiscal year, the Pricing Committee met twice.

   As of March 11, 2004, the trustees and officers owned, in the aggregate, less than 1% of the outstanding shares of each of the funds. No officer, director or employee of CGM or any of its affiliates receives any compensation from the trust for serving as an officer of the funds or trustee of the trust. The trust pays each trustee who is not an officer, director or employee of SSB or any of its affiliates a fee of $14,000 per annum plus $1,000 per in-person meeting and $100 per telephonic meeting. Each trustee emeritus who is not an officer, director or employee of SSB or its affiliates receives a fee of $7,000 per annum plus $500 per in-person meeting and $50 per telephonic meeting. All trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings and for the last fiscal year the aggregate reimbursement was $7,617.

   The following table shows the compensation paid by the fund to each trustee during the last fiscal year and the total compensation paid by the CAM Mutual Funds Complex for the calendar year ended December 31, 2003. None of the officers of the fund received any compensation from the fund for such period. The trust does not pay retirement benefits to its trustees and officers.

                                              Compensation        Number of Funds
                                Aggregate     From Fund and   for Which Trustee Serves
                               Compensation   Fund Complex             Within
Name of Person                  From Fund   Paid to Trustees+       Fund Complex
--------------                 ------------ ----------------- ------------------------
Herbert Barg/(3)/.............   $10,265        $119,450                 42
Dwight B. Crane/(2)/..........    10,011         152,200                 49
Burt N. Dorsett/(2)/..........    10,158          61,300                 27
Elliot S. Jaffe/(2)/..........     9,771          57,750                 27
Stephen E. Kaufman/(2)/.......     9,915         114,700                 55
Joseph J. McCann/(2)/.........    10,158          62,400                 27
R. Jay Gerken/(1)/............        --              --                221
Cornelius C. Rose, Jr./(2)/...    10,008          58,050                 27

--------
/(1)/ Designates an "interested" trustee.
/(2)/ Designates member of Audit Committee.
/(3)/ Mr. Barg became a trustee emeritus on December 31, 2003.

   At the end of the year in which they attain age 80, Company directors are required to change to emeritus status. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees emeritus may attend meetings but have no voting rights. During the trust's last fiscal year, aggregate compensation paid to Trustees emeritus was $8,325.

   The following table contains a list of shareholders of record or who beneficially owned at least 5% of the outstanding shares of a particular class of shares of the fund as of March 11, 2004.

CLASS  SHARES HELD  PERCENT               NAME                          ADDRESS
----- ------------- ------- -------------------------------- ------------------------------
  A   7,762,961.828 13.6543 CitiStreet Corporation           3 Battermarch Park
                            State Street Bank--Trust TTEE    JMB II Core Market
                                                             Quincy, MA 02169

  A   3,585,694.005  6.3069 PFPC Brokerage Services          211 South Gulph Road
                            FBO Primerica Financial          King of Prussia, PA 19406
                            Services

  A   3,069,469.603  5.3989 Smith Barney Multi Choice Trust  Two Tower Center
                            Smith Barney Corporate Trust Co. PO Box 1063
                                                             East Brunswick, NJ 08816-1063

  A   6,499,813.064  9.2773 State St. Bank--Trust Co. TTEE   105 Rosemont Rd.
                            State of Michigan 457 Plan       Westwood, MA 02090-2318

  A   5,508,398.812  7.8622 State St. Bank--Trust Co. Cust.  105 Rosemont Rd.
                            FBO SODEXBO                      Westwood, MA 02169
                            401(k) Employees Retirement
                            Savings Trust

  A   5,262,754.800  7.5116 Smith Barney                     Two World Financial Center
                            Illinois College Pro Equity      225 Liberty Street, 24th Floor
                            State Street Bank: James Casey   New York, NY 10281-1008

  A   5,125,568.934  7.3158 Smith Barney Concert Series      Two World Financial Center
                            SB Allocation High Growth        225 Liberty Street, 24th Floor
                            State Street Bank: James Casey   New York, NY 10281-1008

  A   4,943,344.999  7.0557 State St. Bank--Trust Co. TTEE   105 Rosemont Rd.
                            State of Michigan 401(k) Plan    Westwood, MA 02090-2318

CLASS  SHARES HELD   PERCENT              NAME                          ADDRESS
----- -------------- ------- ------------------------------- ------------------------------

  A    4,628,186.068 6.6059  Smith Barney Concert Series     Two World Financial Center
                             SB Allocation Growth            225 Liberty Street, 24th Floor
                             State Street Bank: James Casey  New York, NY 10281-1008

  Y   14,715,939.149 21.044  State St. Bank--Trust Co. Cust. 105 Rosemont Ave.
                             Citigroup                       Westwood, MA 02169
                             401(k) Employees Retirement
                             Savings Trust

  Y    6,822,446.442 9.7378  Smith Barney Scholars Choice    Attn: James Casey
                             Equity Portfolio                Two World Financial Center
                             State Street Bank               New York, NY 10281-1008

--------
* The trust believes that this entity is not the beneficial owners of shares held of record by them.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager--SBFM

   SBFM serves as investment manager to the fund pursuant to an investment management agreement (the "Management Agreement") with the trust, which was approved by the board of trustees, including a majority of the independent trustees on July 16, 2003. The manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup. SBFM (through its predecessor entities) has been in the investment counseling business since 1968. As of December 31, 2003, SBFM had aggregate assets under management of approximately $115.4 billion. Subject to the supervision and direction of the trust's board of trustees, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the trust. The manager bears all expenses in connection with the performance of its services. The manager also: (a) assists in supervising all aspects of the fund's operations; (b) supplies the fund with office facilities (which may be in the managers' own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund,
(ii) applicable contingent deferred sales charges ("deferred sales charge") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state Blue Sky authorities.

   The Management Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Management Agreement the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the Management Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the manager. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   As compensation for investment management services, the fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.75% of the fund's average daily net assets.

   For the fiscal year ended November 30, the fund paid the manager the following investment advisory fees:

                2003............................... $26,514,407
                2002............................... $24,761,592
                2001............................... $27,923,981

Auditors

   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditor to examine and report on the fund's financial statements for the fiscal year ending November 30, 2004.

Counsel

   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the trust.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the independent trustees.

Custodian, Transfer Agent and Sub-Transfer Agents

   The trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian bank approved by the fund's trustees. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

   PFPC Inc. ("PFPC" or "sub-transfer agent"), located at P.O. Box 9699, Providence, RI 02940-9699, serves as a sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

   The fund has also engaged the services of Primerica Shareholders Services ("PSS") as a sub-transfer agent for PFS Accounts. PSS is located at P.O. Box 9662, Providence, RI 02940.

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the trust, the manager and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's, the manager's and the distributor's code of ethics is on file with the SEC.

Proxy Voting Guidelines & Procedures

   Although individual trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of the fund's shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.

   Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Distributor

   CGM located at 388 Greenwich Street, New York, New York 10013 and PFS serve as the fund's co-distributors pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was last approved by the fund's board of trustees, including a majority of the independent trustees, on July 16, 2003.

   The distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act"). From time to time, the distributor, or PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments ("PFSI") Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFSI Registered Representatives that sell shares of each portfolio.

   The distributor has entered into a selling agreement with PFS and PFS has entered into an agreement with PFSI giving PFSI the right to sell shares of the fund on behalf of the distributor. The distributor's obligation is an agency or "best efforts" arrangement under which the distributor is required to take and pay only for such shares of each portfolio as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The Distribution Agreement is renewable from year to year if approved (a) by the trustees or by a vote of a majority of the fund's outstanding voting securities, and (b) by the affirmative vote of a majority of trustees who are not parties to the Distribution Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that either party may terminate it without penalty on 60 days' written notice.

Initial Sales Charges

   The aggregate dollar amount of commissions on Class A and Class L shares were as follows:

  Class A Shares (paid to CGM)

   For the fiscal years ended November 30:

                      2003..................... $1,586,221
                      2002..................... $1,017,000
                      2001..................... $2,584,000

  Class A Shares (paid to PFS and/or PFSI)

   For the fiscal years ended November 30:

                   2003............................ $338,779
                   2002............................ $148,793
                   2001............................ $119,712

  Class L Shares (paid to CGM)

   For the fiscal years ended November 30:

                      2003..................... $1,404,000
                      2002..................... $1,060,000
                      2001..................... $1,819,000

Deferred Sales Charge

  Class A Shares (paid to CGM)

   For the fiscal years ended November 30:

                        2003..................... $2,000
                        2002..................... $2,000
                        2001..................... $9,000

  Class B Shares (paid to CGM)

   For the fiscal years ended November 30:

                      2003..................... $1,467,000
                      2002..................... $2,805,000
                      2001..................... $3,265,000

  Class B Shares (paid to PFS and/or PFSI)

   For the fiscal years ended November 30:

                       2003..................... $   -0-
                       2002..................... $17,335
                       2001..................... $ 6,717

  Class L Shares (paid to CGM)

   For the fiscal years ended November 30:

                       2003..................... $ 54,000
                       2002..................... $113,000
                       2001..................... $214,000

   When the investor makes payment before the settlement date, unless otherwise noted by the investor, the payment will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The fund's board of trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management and Distribution Agreements for continuance.

   Distribution Arrangements. To compensate CGM and PFS for the services they provide and for the expenses they bear under the Distribution Agreements, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The only Classes of shares being offered for sale through PFS are Class A shares and Class B shares. Under the Plan, CGM is paid a fee with respect to shares of the fund sold through CGM and PFS is paid a fee with respect to shares of the fund sold through PFS. Under the Plan, the fund pays CGM or PFS (who pays its Registered Representatives), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays CGM a distribution fee with respect to the Class B and Class L shares (and pays PFS with respect to Class A and B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of Smith Barney Financial Consultants, PFSI Registered Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM and PFS associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable to the shares of the respective Class.

Service Fees and Distribution Fees

   The following service and distribution fees were incurred pursuant to a distribution plan during the fiscal years indicated:

  Class A Shares

   For the fiscal years ended November 30:

                      2003..................... $2,065,608
                      2002..................... $1,971,142
                      2001..................... $2,159,743

  Class B Shares

   For the fiscal years ended November 30:

                     2003..................... $ 9,922,030
                     2002..................... $11,618,830
                     2001..................... $15,759,571

  Class L Shares

   For the fiscal years ended November 30:

                      2003..................... $7,550,763
                      2002..................... $7,846,615
                      2001..................... $9,108,920

   CGM and/or PFS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Smith Barney Financial Consultants or PFSI Registered Representatives and for accruals for interest on the excess of CGM and/or PFS expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charge received by CGM and/or PFS are expressed in the following table:

                                                                   Marketing
                                           Financial                  and
                                           Consultant    Branch   Advertising Printing   Total
Fiscal Year Ended November 30:      Class Compensation  Expenses   Expenses   Expenses  Expenses
------------------------------      ----- ------------ ---------- ----------- -------- -----------
2003...............................   A   $ 1,071,641  $1,542,115  $     --   $    --  $ 2,613,756
                                      B     6,379,955   2,574,057   251,195    13,900    9,219,107
                                      L     4,074,510   2,360,325   486,757    24,407    6,945,999
                                          -----------  ----------  --------   -------  -----------
                                          $11,526,106  $6,476,497  $737,952   $38,307  $18,778,862
                                          ===========  ==========  ========   =======  ===========

   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the independent trustees and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the trustees including all of the independent trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the independent trustees or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act). Pursuant to the Plan, CGM will provide the board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                            PORTFOLIO TRANSACTIONS

   The manager arranges for the purchase and sale of the fund's securities and selects brokers and dealers (including CGM), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The manager may select brokers and dealers that provide it with research services and may cause the fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis.

   Decisions to buy and sell securities for the fund are made by the manager, subject to the overall supervision and review of the trust's board of trustees. Portfolio securities transactions for the fund are effected by or under the supervision of the manager. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

   In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The manager receives research, statistical and quotation services from several broker-dealers with which it places the fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion. For the fiscal year ended November 30, 2003, the fund directed brokerage transactions totaling $128,853,790 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions totaled $290,165.

   Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager's fee under the Management Agreement is not reduced by reason of its receiving such brokerage and research services. The trust's board of trustees, in its discretion, may authorize the manager to cause the fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

   The fund has paid the following in brokerage commissions for portfolio transactions:

                                                                                % of Total
                                                                               Dollar Amount
                                                                 % of Total   of Transactions
                                                                 Brokerage       Involving
                                       Total     Commissions    Commissions     Commissions
                                     Brokerage   paid to CGM    paid to CGM     Paid to CGM
Fiscal Year Ending November 30:     Commissions and Affiliates and Affiliates and Affiliates
-------------------------------     ----------- -------------- -------------- ---------------
2003............................... $1,703,357     $46,815          2.75%          3.43%
2002............................... $1,734,850     $12,500          0.72%          0.79%
2001............................... $  612,391     $93,638         15.29%          8.07%

   In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the trust's board of trustees has determined that any portfolio transaction for the fund may be executed through CGM or an affiliate of CGM if, in the manager's judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided: (a) the board of trustees has expressly authorized SSB to effect such transactions; and (b) CGM annually advises the fund of the aggregate compensation it earned on such transactions.

   Even though investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

   Holdings of the securities of the Registrant's/Series' regular brokers/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of 7/31/03:

Smith Barney Large Capitalization Growth Fund

                                                                Value of any
                                                      Type of    Securities
                                                      Security  Owned at end
                                                       Owned     of current
                                                       D=debt      period
  Name of Regular Broker or Dealer or Parent (Issuer) E=equity (000's omitted)
  --------------------------------------------------- -------- ---------------
               MERRILL LYNCH & CO., INC..............    E         187,275
               MORGAN STANLEY........................    E         121,616

   Portfolio securities transactions on behalf of the fund are placed by the manager with a number of brokers and dealers, including CGM. CGM has advised the fund that in transactions with the fund, CGM charges a commission rate at least as favorable as the rate that CGM charges its comparable unaffiliated customers in similar transactions.

                              PORTFOLIO TURNOVER

   The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to the fund, as purchases and sales of portfolio securities are usually effected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities. For the fiscal years ended November 30, the portfolio turnover rates were as follows:

                    2003...............................  6%
                    2002............................... 13%

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following Classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                              Sales Charge
                                    ----------------------------------------------------------------
                                                                             Dealers' Reallowance as
Amount of Investment                % of Offering Price % of Amount Invested   % of Offering Price
--------------------                ------------------- -------------------- -----------------------
 Less than $25,000.................        5.00                 5.26                  4.50
 $   25,000 - 49,999...............        4.25                 4.44                  3.83
     50,000 - 99,999...............        3.75                 3.90                  3.38
    100,000 - 249,999..............        3.25                 3.36                  2.93
    250,000 - 499,999..............        2.75                 2.83                  2.48
    500,000 - 999,000..............        2.00                 2.04                  1.80
  1,000,000 or more................           0                    0               Up to 1.00*

   -----
   * A distributor may pay up to 1.00% to a Service Agent.

   Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants or Service Agents whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions."

   Class L Shares. Class L shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions."

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

   PFSI Accounts. The fund offers two Classes of shares to investors purchasing shares through PFS Investments: Class A shares and Class B shares.

   Initial purchases of shares of the fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to PSS, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to PSS. In processing applications and investments, the PSS acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the prospectus. If PSS ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. PSS will hold shares purchased in the shareholder's account.

   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in the fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class in the fund is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including SSB, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or PSS prior to the close of regular trading on The New York Stock Exchange, Inc. ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact Primerica Financial Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact PSS at (800) 544-5445 to obtain proper wire instructions.

   Shareholders who establish telephone transaction authority on their account and supply bank account information will be able to make additions to their accounts at any time. Shareholders should contact PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize PSS to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach PSS whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

   An account transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder's request.

   Additional information regarding PSS may be obtained by contacting the Client Services Department at (800) 544-5445.

General

   Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a sub-transfer agent are not subject to a maintenance fee.

   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Internal Revenue Code of 1986, as amended (the "Code"), the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a UIT sponsored by CGM, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. A sub-transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to a sub-transfer agent.

   Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. CGM or a sub-transfer agent will charge a shareholder who has insufficient funds to complete the transfer a fee of up to $25. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge);
(g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (k) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund and (l) purchases by executive deferred compensation plans participating in the CGM ExecChoice Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Service Agent or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the times charged to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs."

Year Since Purchase Payment Was Made                    Deferred Sales Charge
------------------------------------                    ---------------------
First..................................................         5.00%
Second.................................................         4.00
Third..................................................         3.00
Fourth.................................................         2.00
Fifth..................................................         1.00
Sixth and thereafter...................................         0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7,
1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Smith Barney Funds Retirement Program

   The fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   For further information regarding this program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

Determination of Public Offering Price

   The fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class L shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

                             REDEMPTION OF SHARES

   The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to a sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more. The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

   The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.

Distribution in Kind

   If the board of trustees of the trust determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with

SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

  PFSI Accounts

   Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to a sub-transfer agent, PSS, at P.O. Box 9662, Providence, RI 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact PSS at (800) 544-5445, Spanish-speaking representatives
(800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

   All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange member, registered securities association member or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PSS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

   A shareholder may utilize the PSS Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach PSS whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PSS will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of the fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with a sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through a sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by a sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their Service Agent.

Additional Information Regarding Telephone Redemption And Exchange Program

   Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) day's prior notice to shareholders.

                              VALUATION OF SHARES

   The net asset value per share of the fund's Classes is calculated on each day, Monday through Friday, except days on which NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the trust in valuing its assets.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, the last sale price. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's board of trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's board of trustees. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's board of trustees.

   Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days, which are not business days in New York, and days on which a Fund's net asset value is not calculated. As a result, calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same Class of other Smith Barney mutual funds, on the basis of relative net asset value per share at the time of exchange as follows:

      A. Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney mutual funds.

      B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney mutual fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class L shares of any fund may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class L shares of the fund exchanged for Class C shares of another Smith Barney mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

   The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.

   Additional Information Regarding Exchanges. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                               PERFORMANCE  DATA

   From time to time, the fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this SAI, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The fund also may include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

   From time to time, the trust may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders. The trust may include comparative performance information in advertising or marketing the fund's shares. Such performance information may be included in the following industry and financial publications--Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class, it will also disclose such information for the other Classes.

Average Annual Total Return

   The fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return.
              n = number of years.
            ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

                              Average Annual Total Return for the fiscal year ended
                                       November 30, 2003
                              ----------------------------------------------------
                                                                      Since
              Class of Shares 1-Year      5-Year      10-Year     Inception/(1)/
              --------------- ------      ------      -------     -------------
               Class A/(2)/.. 21.40%       3.24%        N/A           9.08%
               Class B/(3)/.. 21.80%       3.35%        N/A           9.17%
               Class L/(4)/.. 25.88%       3.53%        N/A           9.17%
               Class Y/(5)/.. 28.26%       4.69%        N/A           9.47%

--------
(1) Class A, B and L shares commenced operations on August 29, 1997. Class Y commenced operations on October 15, 1997.
(2) The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 27.78%, 4.31% and 9.99% for one year, five years and since inception of the fund, respectively.
(3) The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares for the same period would have been 26.80%, 3.53% and 9.17% for one year, five years and since inception of the fund, respectively.
(4) The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges have not been deducted, the average annual total return for Class L shares for the same period would have been 26.88%, 3.53% and 9.17% for one year, five years and since inception of the fund, respectively. On February 2, 2004, the initial sales charge of 1.00% on Class L shares was eliminated for sales made on or after that date. The average annual returns for Class L shares in the table have been calculated as if the sales charge had been eliminated during the entire period.
(5) Class Y shares do not incur initial sales charges nor deferred sales charges.

Aggregate Total Return

   The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

                                     ERV-P
                                     ------
                                       P

      Where:  P = a hypothetical initial payment of $10,000.
            ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

                         Aggregate Annual Total Return for the fiscal year ended
                                  November 30, 2003
                         ------------------------------------------------------
                                                                  Since
Class of Shares          1-Year      5-Year      10-Year      Inception/(1)/
---------------          ------      ------      -------      -------------
Class A/(2)/............ 21.40%      17.28%        N/A            72.25%
Class B/(3)/............ 21.80%      17.93%        N/A            73.07%
Class L/(4)/............ 25.88%      18.93%        N/A            73.07%
Class Y/(5)/............ 28.26%      18.93%        N/A            73.07%

--------
(1) Classes A, B and L shares commenced operations on August 29, 1997. Class Y shares commenced operations on October 15, 1997.
(2) The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 27.78%, 23.48% and 81.39% for one year, five years and since inception of the fund, respectively.
(3) The aggregate total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares for the same period would have been 26.80%, 18.93% and 73.07% for one year, five years and since inception of the fund, respectively.
(4) The aggregate total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class L shares for the same period would have been 26.88%, 18.93% and 73.07% for one year, five years and since inception of the fund, respectively. On February 2, 2004, the initial sales charge of 1.00% on Class L shares was eliminated for sales made on or after that date. The average annual returns for Class L shares in the table have been calculated as if the sales charge had been eliminated during the entire period.
(5) Class Y shares do not incur initial sales charges nor deferred sales charges.

   Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                               AFTER-TAX RETURN

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                               P(1 + T)n = ATVD

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return (after taxes on distributions). n = number of years.
           ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                            Average Annual Total Return
                          (after Taxes on Distributions)
                         for fiscal year ended November 30, 2003
                         --------------------------------------
                                                        Since
Class of Shares          1-Year   5-Years   10-Years  Inception
---------------          ------   -------   --------  ---------
Class A................. 21.40%    3.15%      N/A       9.00%
Class B................. 21.80%    3.27%      N/A       9.09%
Class L................. 25.88%    3.44%      N/A       9.09%
Class Y................. 28.26%    4.60%      N/A       9.39%

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                               P(1 + T)n = ATVDR

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return (after taxes on distributions and redemption).
              n = number of years.
          ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                            Average Annual Total Return
                         (after Taxes on Distributions and Redemptions)
                         for fiscal year ended November 30, 2003
                         ---------------------------------------------
                                                             Since
Class of Shares          1-Year     5-Years    10-Years    Inception
---------------          ------     -------    --------    ---------
Class A................. 13.91%      2.75%       N/A         7.92%
Class B................. 14.17%      2.85%       N/A         8.00%
Class L................. 16.82%      3.00%       N/A         8.00%
Class Y................. 18.37%      4.00%       N/A         8.26%

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

   The fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 each year from certain amounts of undistributed ordinary and capital gains realized, in order to avoid a federal excise tax liability.

   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose accounts are held directly at a sub-transfer agent should notify a sub-transfer agent in writing, requesting a change to this reinvest option.

   The per share dividends on Class B and Class L shares of the fund will be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the fund will be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Taxes

   The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effects.

  The Fund and Its Investments

   The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates.

   At November 30, 2003, the fund had, for Federal income tax purposes, approximately $323,749,000 of unused capital loss carryforwards available to offset future capital gains through November 30, 2011.

   The amount and expiration of the carryforward amounts are indicated below. Expiration occurs on November 30 of the year indicated:

                               2009 $ 23,915,000
                               2010 $129,781,000
                               2011 $170,053,000

   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a

"hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

   Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

   If the fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

  Taxation of United States Shareholders

   Dividends and Distributions. Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes--Taxation of United States Shareholders--Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Class Y--(for tax-exempt employee benefit and retirement plans of CGM or anyone of its affiliates ("Qualified Plans"))

   Dividends and distributions received from the fund will not be taxable, provided the Qualified Plan has not borrowed to finance its investment in the fund. Qualified Plan participants should consult their plan document or tax advisors about the tax consequences of participating in a Qualified Plan.

  Other Taxation

   Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   The foregoing is only a summary of certain material United States federal income tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                            ADDITIONAL INFORMATION

   The trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The trust offers shares of beneficial interest of six separate funds with a par value of $.001 per share. The fund offers shares of beneficial interest currently classified into four Classes--A, B, L and Y. Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The trust's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

   The Master Trust Agreement of the fund permits the trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

   Pursuant to the Master Trust Agreement, the fund's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

   The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the trust's outstanding shares and the trust will assist shareholders in calling such a meeting as required by the 1940 Act.

   When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

   The trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On August 16, 1995, the Trust's name was changed to Smith Barney Investment Trust.

   Annual and Semi-Annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

                             FINANCIAL STATEMENTS

   The fund's annual report for the fiscal year ended November 30, 2003 was filed on February 2, 2004, Accession Number 0001133228-04-000024.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

          We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our CAM colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A

              DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

   The board of trustees of the trust has delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g., investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager's personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                         SMITH BARNEY INVESTMENT TRUST

                                                           Smith Barney
                                                           Large Capitalization
                                                           Growth Fund



                                                           March 29, 2004

SMITH BARNEY INVESTMENT TRUST
125 Broad Street
New York, NY 10004

[LOGO] Citigroup Global Markets Inc.
       A member of Citigroup

                                March 29, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                         SMITH BARNEY INVESTMENT TRUST

                        Smith Barney Mid Cap Core Fund
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectus of the Smith Barney Mid Cap Core Fund (the "fund") dated March 29, 2004, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual report to shareholders, which is incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a registered representative of PFS Distributors, Inc., ("PFS"), a broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above. The fund is a separate investment series of Smith Barney Investment Trust (the "trust").

                               TABLE OF CONTENTS

        Investment Objective and Management Policies................   2
        Investment Restrictions.....................................  12
        Trustees and Executive Officers of the Fund.................  14
        Investment Management and Other Services....................  18
        Portfolio Transactions......................................  24
        Portfolio Turnover..........................................  25
        Purchase of Shares..........................................  26
        Redemption of Shares........................................  33
        Valuation of Shares.........................................  35
        Exchange Privilege..........................................  37
        Performance Data............................................  38
        Dividends, Distributions and Taxes..........................  42
        Additional Information......................................  46
        Financial Statements........................................  47
        Other Information...........................................  48
        Appendix A -- Description of Proxy Voting Policies and
          Procedures................................................ A-1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The fund is an open-end, diversified, management investment company whose investment objective is to seek long-term growth of capital. The prospectus discusses the fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment manager to the fund.

   Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium-sized companies. Medium sized companies are those whose market capitalization is within the market capitalization range of companies in the S&P MidCap Index ("Index") at the time of investment. The size of the companies in the Index changes with market conditions and the composition of the Index. The fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. Investing in medium-capitalization companies may involve greater risk than investing in large capitalization companies since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

   The fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities. The fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, money market obligations, and in cash to provide for payment of the fund's expenses and to meet redemption requests. It is the policy of the fund to be as fully invested in equity securities as practicable at all times. The fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

   With respect to the 80% investment policy (as described above), this percentage requirement will not be applicable during periods when the fund pursues a temporary defensive strategy, as discussed in the prospectus. The fund's 80% investment policy is non-fundamental and may be changed by the board of trustees of the trust to become effective upon at least 60 days' notice to shareholders of the fund prior to any such change.

   Equity Securities. The fund will normally invest at least 80% of its assets in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

   Real Estate Investment Trusts ("REITS"). The fund may invest in REITS, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate. The fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

   Convertible Securities. Convertible securities, in which the fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

   When-Issued, Delayed-Delivery and Forward Commitment Transactions. The fund may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

   When the fund agrees to purchase when-issued or delayed-delivery securities, its fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, the fund will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   Foreign Securities. The fund has the authority to invest up to 25% of its assets in foreign securities (including European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs")) and American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company, which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.

   There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. In addition, the fund may invest in securities into which they may be converted. The fund also may invest in securities denominated in European Currency Units ("ECUs"). An ECU is a "basket" of a specified amount of currencies of certain member states of the European Community. In addition, the fund may invest in securities denominated in other currency "baskets."

   Foreign Taxes. A fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

   Short-Term Debt Securities. Debt securities in which the fund may invest include notes, bills, commercial paper, obligations issued or guaranteed by the government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit. Debt securities represent money borrowed that obligate the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

   All debt securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of the fund's investments in debt securities will change as interest rates fluctuate. During periods of falling interest rates, the value of the fund's debt securities generally will rise. Conversely, during periods of rising interest rates, the value of the fund's debt securities generally will decline. Credit risk relates to the ability of the issuer to make payments of principal and interest. The fund has no restrictions with respect to the maturities or duration of the debt securities it holds. The fund's investment in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the fund's shorter-term securities.

   Money Market Instruments. The fund may invest for temporary defensive purposes in short-term instruments including corporate and government bonds and notes and money market instruments. Short-term instruments in which the fund may invest include obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by Standard & Poor's Ratings Group or Prime-2 by Moody's Investors Service, Inc. or the equivalent from another nationally recognized statistical rating organization or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the trust's board of trustees. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non- negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   U.S. Government Securities. The fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

   Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if the fund's manager deems such banks and non-bank dealers creditworthy. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the Investment Company Act of 1940, as amended (the "1940 Act").

   Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the fund has sold but is obligated to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The fund currently intends to invest not more than 33 1/3% of its net assets in reverse repurchase agreements.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and that is acting as a "finder."

   By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund's expenses and would increase an investor's total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time;
(iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a fund's ability to recover the loaned securities or dispose of the collateral for the loan.

   Illiquid Securities. The fund may invest up to an aggregate amount equal to 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

   Options, Futures and Currency Strategies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

   The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The funds, however, continue to have policies with respect to futures and options thereon as set forth below. The current view of the staff of the SEC is that a fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the manager believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of the fund's securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the investment manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated ("cross hedging"). The fund places (i) cash, (ii) U.S. Government securities or
(iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the fund having a value equal to the aggregate account of the fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the amount will equal the amount of the fund's commitments with respect to such contracts.

   For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the manager intends to include in its portfolio. The fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

   The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books.

   The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may be required to forfeit such amounts in the event that the prices of securities underlying the options do not move in the direction or to the extent anticipated.

   Although the fund might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the manager's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time and possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code").

   Over-the-counter options in which the fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

   Options on Securities. As discussed more generally above, the fund may engage in the writing of covered call options. The fund may also purchase put options and enter into closing transactions.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

   The fund may write (a) in-the-money call options when the manager expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the manager expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

   So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

   The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

   Although the fund generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

   In the case of options written by the fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Although the manager will attempt to take appropriate measures to minimize the risks relating to the fund's writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

   Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

   Futures Contracts and Options on Futures Contracts. As described generally above, the fund may invest in stock index futures contracts and options on stock index futures contracts that are traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated on the fund's books to the extent required by law.

   The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund's not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

   No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account on the fund's books an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

   There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the manager to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

   Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   Index-Related Securities ("Equity Equivalents"). The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market Index). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index perform poorly, the index-related security that an index-related security seeks to track will lose value.

   Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

   To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders invest in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

   Investment in Other Investment Companies. The fund can also invest up to 10% of its assets in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those type of investments. For example, the fund can invest in Exchange-Traded Funds ("ETFs"), which are typically open-end funds or unit investment trusts, listed on a stock exchange. The fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the ETFs' portfolio, at times when the fund may not be able to buy those portfolio securities directly.

   Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the 1940 Act. The fund does not intend to invest in other investment companies unless the manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.

   Short Sales. If the fund anticipates that the price of the company's stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever the fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

   To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by the fund will be "against the box," or the fund's obligation to deliver the securities sold short will be "covered." The fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the fund's total assets. Management currently intends to limit the fund's short sales to shares issued by ETFs. ETFs hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow the portfolio manager to adjust the fund's exposure in a particular sector, in a cost effective and convenient manner, without having to see the fund's holdings of individual stocks in that sector.

                            INVESTMENT RESTRICTIONS

   The investment restrictions numbered 1 through 7 below and the fund's investment objective have been adopted by the trust as fundamental policies of the fund. Under the 1940 Act, a fundamental policy may not be changed with respect to the fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of
(a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. The remaining restrictions may be changed by a vote of a majority of the trust's board of trustees at any time.

   Under the investment restrictions adopted by the trust with respect to the fund, The fund will not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from:
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. Invest in oil, gas or other mineral exploration or development programs.

      10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      11.  Invest for the purpose of exercising control of management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                  TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

   The business and affairs of the fund are managed by the board of trustees in accordance with the laws of the Commonwealth of Massachusetts. The board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the board. Under the fund's Master Trust Agreement, the board may classify or reclassify any unissued shares of the fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the fund.

   The trustees, including trustees who are not "interested persons" of the trust or the manager, as defined in the 1940 Act ("independent trustees") and executive officers of the trust, together with information as to their principal business occupations during the past five years, are shown below.

                                                                                       Number of
                                                                                       Portfolios
                                                                                        in Fund
                               Position(s) Term of Office and                           Complex
                                Held with    Length of Time   Principal Occupation (s)  Overseen  Other Directorships
                                  Fund          Served*         During Past 5 Years    by Trustee   Held by Trustee
    Name, Address, and Age     ----------- ------------------ ------------------------ ---------- -------------------

INDEPENDENT TRUSTEES
Dwight B. Crane                  Trustee       Since 1995     Professor--Harvard           49     None
 Harvard Business School                                      Business School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 66

Burt N. Dorsett                  Trustee       Since 1991     President--Dorsett           27     None
 201 East 62nd Street                                         McCabe Capital
 Apt. 3C                                                      Management Inc.; Chief
 New York, NY 10021                                           Investment Officer--
 Age 73                                                       Leeb Capital
                                                              Management, Inc. (since
                                                              1999)

Elliot S. Jaffe                  Trustee       Since 1991     Chairman of The Dress        27     The Dress Barn Inc.
 The Dress Barn Inc.                                          Barn Inc.
 Executive Office
 30 Dunnigan Drive
 Suffern, NY 10901
 Age 77

Stephen E. Kaufman               Trustee       Since 1995     Attorney                     55     None
 Stephen E. Kaufman PC
 277 Park Avenue, 47th Fl
 New York, NY 10172
 Age 71

Joseph J. McCann                 Trustee       Since 1995     Retired                      27     None
 200 Oak Park Place, Suite One
 Pittsburgh, PA 15243
 Age 74

Cornelius C. Rose, Jr.           Trustee       Since 1991     Chief Executive              27     None
 Meadowbrook Village                                          Officer--Performance
 Building 1, Apt 6                                            Learning Systems
 West Lebanon, NH 03784
 Age 71

                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund
                               Position(s)   Term of Office and                            Complex
                                Held with      Length of Time   Principal Occupation (s)   Overseen  Other Directorships
                                  Fund            Served*         During Past 5 Years     by Trustee   Held by Trustee
   Name, Address, and Age     -------------- ------------------ ------------------------- ---------- -------------------

INTERESTED TRUSTEE**
R. Jay Gerken                 Chairman,          Since 2002     Managing Director of         221            None
  Citigroup Asset Management  President and                     Citigroup Global Markets
   ("CAM")                    Chief                             Inc. ("CGM"); Chairman,
 399 Park Avenue              Executive                         President and Chief
 New York, NY 10022           Officer                           Executive Officer of
 Age 52                                                         SBFM. Travelers
                                                                Investment Adviser, Inc
                                                                ("TIA") and Citi Fund
                                                                Management Inc.
                                                                ("CFM"); President and
                                                                Chief Executive Officer
                                                                of certain Mutual Funds
                                                                Associated with
                                                                Citigroup Inc.
                                                                ("Citigroup"); Formerly,
                                                                Portfolio Manager of
                                                                Smith Barney Allocation
                                                                Series Inc. (from 1996-
                                                                2001) and Smith Barney
                                                                Growth and Income Fund
                                                                (from 1996-2001)

OFFICERS
R. Jay Gerken                 President and      Since 2002     (See above)                  N/A            N/A
(See above)                   Chief
                              Executive
                              Officer

Andrew B. Shoup               Senior Vice        Since 2003     Director of CAM; Senior      N/A            N/A
 CAM                          President and                     Vice President and Chief
 125 Broad Street             Chief                             Administrative Officer of
 New York, NY 10004           Administrative                    mutual funds associated
 Age 47                       Officer                           with Citigroup; Head of
                                                                International Funds
                                                                Administration of CAM
                                                                (from 2001 to 2003);
                                                                Director of Global Funds
                                                                Administration of CAM
                                                                (from 2000 to 2001);
                                                                Head of U.S. Citibank
                                                                Funds Administration of
                                                                CAM (from 1998 to
                                                                2000)

Richard L. Peteka             Chief              Since 2002     Director and Head of         N/A            N/A
 CAM                          Financial                         Internal Control for CAM
 125 Broad Street             Officer and                       U.S. Mutual Fund
 New York, NY 10004           Treasurer                         Administration from
 Age 42                                                         1999-2002; Vice
                                                                President and Head of
                                                                Mutual Fund
                                                                Administration and
                                                                Treasurer at
                                                                Oppenheimer Capital
                                                                from 1996-1999

                                                                                       Number of
                                                                                       Portfolios
                                                                                        in Fund
                            Position(s)   Term of Office and                            Complex
                             Held with      Length of Time   Principal Occupation (s)   Overseen  Other Directorships
                               Fund            Served*         During Past 5 Years     by Trustee   Held by Trustee
 Name, Address, and Age    -------------- ------------------ ------------------------- ---------- -------------------

Andrew Beagley             Chief              Since 2002     Director, CGM (since         N/A             N/A
 CAM                       Anti-Money                        2000); Director of
 399 Park Avenue           Laundering                        Compliance, North
 New York, NY 10022        Compliance                        America, (since 2000);
 Age 41                    Officer                           Director of Compliance,
                                                             Europe, the Middle East
                                                             and Africa, CAM (from
                                                             1999 to 2000);
                                                             Compliance Officer,
                                                             Salomon Brothers Asset
                                                             Management Limited,
                                                             Smith Barney Global
                                                             Capital Management Inc.,
                                                             Salomon Brothers Asset
                                                             Management Asia Pacific
                                                             Limited
                                                             (from 1997 to 1999)

Robert I. Frenkel          Secretary          Since 2003     Managing Director and        N/A             N/A
 CAM                       and Chief                         General Counsel, Global
 300 First Stamford Place  Legal                             Mutual Funds for CAM
 Stamford, CT 06902        Officer                           and its predecessor
 Age: 48                                                     (since 1994) Secretary of
                                                             CFM; Secretary and
                                                             Chief Legal Officer of
                                                             mutual funds associated
                                                             with Citigroup

Kaprel Ozsolak             Controller         Since 2002     Vice President of CGM;       N/A             N/A
 CAM                                                         Controller of certain
 125 Broad Street                                            funds associated with
 New York, NY 10004                                          Citigroup
 Age 38

Lawrence Weissman          Vice President     Since 1999     Managing Director of         N/A             N/A
 CAM                       and Investment                    CGM; Investment Officer
 100 First Stamford Place  Officer                           of SBFM
 Stamford, CT 06902
 Age 43

Susan Kempler              Vice President     Since 2001     Managing Director of         N/A             N/A
 CAM                       and Investment                    CGM; Investment Officer
 399 Park Avenue           Officer                           of SBFM
 New York, NY 10022
 Age 44

--------
* Trustees are elected until the trust's next annual meeting and until their successors are elected and qualified.
** Mr. Gerken is an "interested trustee" because Mr. Gerken is an officer of SBFM and its affiliates.

   For the calendar year ended December 31, 2003, the trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

                          Dollar Range     Aggregate Dollar Range of Equity
                            of Equity   Securities in All Registered Investment
                          Securities in      Companies Overseen by Trustee
 Name of Trustee            the Fund       in Family of Investment Companies
 ---------------          ------------- ---------------------------------------
 Herbert Barg*...........     None                   None
 Dwight B. Crane.........     None                   Over $100,000
 Burt N. Dorsett.........     None                   None
 Elliot S. Jaffe.........     None                   None
 Stephen E. Kaufman......     None                   None
 Joseph J. McCann........     None                   None
 R. Jay Gerken...........     None                   Over $100,000
 Cornelius C. Rose, Jr...     None                   Over $100,000

--------
*  Mr. Barg became a trustee emeritus on December 31, 2003.

   As of December 31, 2003, none of the independent trustees, or their immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees of the trust, namely Messrs. Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

   The Audit Committee oversees the scope of the fund's audit, the fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the independent trustees of the trust for their ratification, the selection, appointment, retention or termination of the trust's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent auditors and all permissible non-audit services provided by the trust's independent auditors to its manager and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

   The Nominating Committee is charged with the duty of making all nominations for independent trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

   The trust also has a Pricing Committee composed of the Chairman of the Board and one independent trustee who is charged with determining the fair value prices for securities when required. During the most recent fiscal year, the pricing committee met twice.

   As of March 11, 2004, the trustees and officers owned, in the aggregate, less than 1% of the outstanding shares of each of the funds. No officer, director or employee of CGM or any of its affiliates receives any compensation from the trust for serving as an officer of the fund or trustee of the trust. The trust pays each trustee who is not an officer, director or employee of CGM or any of its affiliates a fee of $14,000 per annum plus $1000 per in-person meeting and $100 per telephonic meeting. Each trustee emeritus who is not an officer, director or employee of CGM or its affiliates receives a fee of $7,000 per annum plus $500 per in-person meeting and $50 per telephonic meeting. All trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings and for the last fiscal year the aggregate reimbursement was $7,617.

   The following table shows the compensation paid by the fund to each trustee during the last fiscal year and the total compensation paid by the CAM Mutual Funds Complex for the calendar year ended December 31, 2003. None of the officers of the fund received any compensation from the fund for such period. The trust does not pay retirement benefits to its trustees and officers.

                                              Compensation        Number of Funds
                                Aggregate     From Fund and   for Which Trustee Serves
                               Compensation   Fund Complex             Within
Name of Person                  From Fund   Paid to Trustees+       Fund Complex
--------------                 ------------ ----------------- ------------------------
Herbert Barg/(2)(3)/..........    $3,957        $119,450                 42
Dwight B. Crane/(2)/..........     3,704         152,200                 49
Burt N. Dorsett/(2)/..........     3,851          61,300                 27
Elliot S. Jaffe/(2)/..........     3,464          57,750                 27
Stephen E. Kaufman/(2)/.......     3,607         114,700                 55
Joseph J. McCann/(2)/.........     3,851          62,400                 27
R. Jay Gerken/(1)/............        --              --                221
Cornelius C. Rose, Jr./(2)/...     3,701          58,050                 27

--------
/(1)/ Designates an "interested" trustee.
/(2)/ Designates member of Audit Committee.
/(3)/ Mr. Barg became a trustee emeritus on December 31, 2003.

   At the end of the year in which they attain age 80, trustees are required to change to emeritus status. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees emeritus may attend meetings but have no voting rights. During the trust's last fiscal year, aggregate compensation paid to trustees emeritus was $8,325.

   The following table contains a list of shareholders of record or who beneficially owned at least 5% of the outstanding shares of a particular class of shares of the fund as of March 11, 2004.

Class  Shares Held  Percent                  Name                               Address
----- ------------- ------- ---------------------------------------  -----------------------------
  A   4,636,367.591 25.2603 PFPC Brokerage Services                  211 South Gulph Road
                            FBO Primerica Financial Services         King of Prussia, PA 19406

        855,608.855  4.6616 Smith Barney Multi Choice Trust          Two Tower Center
                            Smith Barney Corporate Trust Co          PO Box 1063
                                                                     East Brunswick, NJ 08816-1063

  B   4,778,193.888 21.2074 PFPC Brokerage Services*                 211 South Gulph Road
                            FBO Primerica Financial Services         King of Prussia, PA 19406

  Y   1,750,452.655 40.9829 Smith Barney Concert Series SB           State Street Bank
                            Allocation Growth                        Attn: James Casey
                            State Street Bank                        Two World Financial Ctr.
                                                                     New York, NY 10281-1008

  Y   1,659,636.749 38.8567 Smith Barney Concert Series  SB          State Street Bank
                            Allocation High Growth                   Attn: James Casey
                            State Street Bank                        Two World Financial Ctr.
                                                                     New York, NY 10281-1008

  Y     465,634.092 10.9017 Smith Barney Concert Series Select       State Street Bank
                            Growth                                   Attn: James Casey
                            State Street Bank                        Two World Financial Ctr.
                                                                     New York, NY 10281-1008

  Y     279,733.177  6.5493 Smith Barney Allocation Series Select    State Street Bank
                            High Growth                              Attn: James Casey
                            State Street Bank                        Two World Financial Ctr.
                                                                     New York, NY 10281-1008

--------
* The trust believes that this entity is not the beneficial owners of shares held of record by them.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager--SBFM

   SBFM serves as investment manager to the fund pursuant to an investment management agreement (the "Management Agreement") with the trust, which was approved by the board of trustees, including a majority of the independent trustees on July 16, 2003. The manager is an indirect wholly owned subsidiary of Citigroup. SBFM (through its predecessor entities) has been in the investment counseling business since 1968. As of December 31, 2003, SBFM had aggregated assets under management of approximately $115.4 billion. Subject to the supervision and direction of the trust's board of trustees, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the trust. The manager bears all expenses in connection with the performance of its services. The manager also: (a) assists in supervising all aspects of the fund's operations; (b) supplies the fund with office facilities (which may be in the managers' own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund,
(ii) applicable contingent deferred sales charges ("deferred sales charge") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state Blue Sky authorities.

   The Management Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Management Agreement the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the Management Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the board was identified by the board as the principal factor in determining to renew the agreement with the manager. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   As compensation for investment management services, the fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.75% of the fund's average daily net assets.

   For the fiscal year ended November 30, the fund paid the manager the following investment advisory fees:

              2003.................................... $7,984,780
              2002.................................... $8,688,622
              2001.................................... $9,337,746

Auditors

   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditor to examine and report on the fund's financial statements for the fiscal year ending November 30, 2004.

Counsel

   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the trust. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the independent trustees of the trust.

Custodian, Transfer Agent and Sub-Transfer Agents

   The trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian bank approved by the fund's trustees. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

   PFPC Inc. ("PFPC" or "sub-transfer agent"), located at P.O. Box 9699, Providence, RI 02940-9699, serves as a sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

   The fund has also engaged the services of Primerica Shareholder Services ("PSS") as a sub-transfer agent in PFS Accounts. PSS is located at P.O. Box 9662, Providence, RI 02940.

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the trust, the manager and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the trust's, the manager and the principal underwriter's code of ethics is on file with the SEC.

Proxy Voting Guidelines & Procedures

   Although individual trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of the fund's shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.

   Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Distributors

   CGM located at 388 Greenwich Street, New York, New York 10013 and PFS serve as the fund's distributors pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was last approved by the fund's board of trustees, including a majority of the independent trustees, on July 16, 2003.

   The distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act"). From time to time, the distributor, or PFS or its affiliates may also pay for certain non-cash sales incentives provided to Service Agents. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to Service Agents that sell shares of each portfolio.

   The distributor has entered into a selling agreement with PFS and PFS has entered into an agreement with PFS Investments ("PFSI") giving PFSI the right to sell shares of the fund on behalf of the distributor. The distributor's obligation is an agency or "best efforts" arrangement under which the distributor is required to take and pay only for such shares of each portfolio as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The Distribution Agreement is renewable from year to year if approved (a) by the trustees or by a vote of a majority of the fund's outstanding voting securities, and (b) by the affirmative vote of a majority of trustees who are not parties to the Distribution Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that either party may terminate it without penalty on 60 days' written notice.

Initial Sales Charges

   The aggregate dollar amount of commissions on Class A, Class 1 and Class L shares were as follows:

  Class A Shares (paid to CGM)

   For the fiscal years ended November 30:

         2003.............................................. $  537,661
         2002.............................................. $1,819,000
         2001.............................................. $2,483,000

  Class A Shares (paid to PFS and/or PFSI)

   For the fiscal years ended November 30:

         2003.............................................. $  724,339
         2002.............................................. $1,007,960
         2001.............................................. $  960,278

  Class 1 Shares (paid to CGM)

   For the fiscal years ended November 30:

           2003.............................................. $1,988

  Class 1 Shares (paid to PFS and/or PFSI)

   For the fiscal years ended November 30:

           2003.............................................. $ 9,012
           2002.............................................. $20,948
           2001.............................................. $25,924

  Class L Shares (paid to CGM)

   For the fiscal years ended November 30:

          2003.............................................. $317,000
          2002.............................................. $466,000
          2001.............................................. $686,000

Deferred Sales Charge

  Class A Shares (paid to CGM)

   For the fiscal years ended November 30:

           2003.............................................. - 0 -
           2002.............................................. $2,000
           2001.............................................. $1,000

  Class B Shares (paid to CGM)

   For the fiscal years ended November 30:

         2003.............................................. $  827,000
         2002.............................................. $1,214,000
         2001.............................................. $  898,000

  Class B Shares (paid to PFS and/or PFSI)

   For the fiscal years ended November 30:

          2003..............................................  - 0 -
          2002.............................................. $283,734
          2001.............................................. $181,874

  Class L Shares (paid to CGM)

   For the fiscal years ended November 30:

                2003.................................... $24,000
                2002.................................... $46,000
                2001.................................... $93,000

   When the investor makes payment before the settlement date, unless otherwise noted by the investor, the payment will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The fund's board of trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management and Distribution Agreements for continuance.

   Distribution Arrangements. To compensate CGM and PFS for the services they provide and for the expenses they bear under the Distribution Agreements, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-l under the 1940 Act. The only Classes of shares being offered for sale through PFS are Class A shares and Class B shares. Under the Plan, CGM is paid a fee with respect to shares of the fund sold through CGM and PFS is paid a fee with respect to shares of the fund sold through PFS. Under the Plan, the fund pays CGM or PFS (who pays its Registered Representatives), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays CGM a distribution fee with respect to the Class B and Class L shares (and pays PFS with respect to Class A and B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of CGM Financial Consultants, PFSI Registered Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM and PFS associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable to the shares of the respective Class.

Service Fees and Distribution Fees

   The following service and distribution fees were incurred pursuant to a distribution plan during the fiscal years indicated:

  Class A Shares

   For the fiscal years ended November 30:

               2003.................................... $736,305
               2002.................................... $738,778
               2001.................................... $761,260

  Class B Shares

   For the fiscal years ended November 30:

              2003.................................... $3,885,273
              2002.................................... $4,350,592
              2001.................................... $4,736,992

  Class L Shares

   For the fiscal years ended November 30:

              2003.................................... $3,031,270
              2002.................................... $3,301,927
              2001.................................... $3,466,566

   CGM and/or PFS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Smith Barney Financial Consultants or PFSI Registered Representatives and for accruals for interest on the excess of CGM and/or PFS expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charge received by CGM and/or PFS Distributors are expressed in the following table:

                                    Financial                Marketing
                                    Consultant    Branch   & Advertising Printing   Total
Fiscal Year Ended November 30:     Compensation  Expenses    Expenses    Expenses  Expenses
------------------------------     ------------ ---------- ------------- -------- ----------
                               A    $  407,590  $  581,981         --         --  $  989,571
                               B     2,586,871   1,040,447   $142,265    $17,917   3,787,500
                               L     1,586,998   1,092,489    140,767     12,424   2,832,678
                                    ----------  ----------   --------    -------  ----------
                                    $4,581,459  $2,714,917   $283,032    $30,341  $7,609,749
                                    ==========  ==========   ========    =======  ==========

   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the independent trustees and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the trustees including all of the independent trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the independent trustees or, with respect to the fund, by vote of a majority of the outstanding voting securities of a fund (as defined in the 1940 Act). Pursuant to the Plan, CGM will provide the board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                            PORTFOLIO TRANSACTIONS

   The manager arranges for the purchase and sale of the fund's securities and selects brokers and dealers (including CGM), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The manager may select brokers and dealers that provide it with research services and may cause the fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research statistical or other services to enable the manager to supplement its own research and analysis.

   Decisions to buy and sell securities for the fund are made by the manager, subject to the overall supervision and review of the trust's board of trustees. Portfolio securities transactions for the fund are effected by or under the supervision of the manager.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

   In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The manager receives research, statistical and quotation services from several broker-dealers with which it places the fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion. For the fiscal year ended November 30, 2003, the fund directed brokerage transactions totaling $309,429,024 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions totaled $529,296.

   Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager's fee under the Management Agreement is not reduced by reason of its receiving such brokerage and research services. The trust's board of trustees, in its discretion, may authorize the manager to cause the fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

   The fund has paid the following in brokerage commissions for portfolio transactions:

                                                                                            % of Total
                                                                                           Dollar Amount
                                                                         % of Total       of Transactions
                                                                          Brokerage          Involving
                                      Total           Commissions        Commissions        Commissions
                                    Brokerage         Paid to CGM        Paid to CGM        Paid to CGM
         November 30,              Commissions      and Affiliates     and Affiliates     and Affiliates
             2003                  $3,810,028          $108,717             2.85%              3.52%
             2002                  $2,514,703          $114,576             4.56%              4.28%
             2001                  $1,103,620          $113,153            10.25%              7.31%

   In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the trust's board of trustees has determined that any portfolio transaction for the fund may be executed through CGM or an affiliate of CGM if, in the manager's judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided: (a) the board of trustees has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the fund of the aggregate compensation it earned on such transactions.

   Even though investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which the Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

   There were no holdings of the securities of the Registrant's/Series' regular broker/dealers of their parents that derive more than 15% of gross revenues from securities related activities as of December 31, 2003.

   Portfolio securities transactions on behalf of the fund are placed by the manager with a number of brokers and dealers, including CGM. CGM has advised the fund that in transactions with the fund, CGM charges a commission rate at least as favorable as the rate that CGM charges its comparable unaffiliated customers in similar transactions.

                              PORTFOLIO TURNOVER

   The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to the fund, as purchases and sales of portfolio securities are usually effected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities. For the fiscal years ended November 30, the portfolio turnover rates were as follows:

                                  2003          104%
                                  2002           87%

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                    Sales Charge
                           ------------------------------
                                                          Dealers' Reallowance
                                % of           % of             as % of
   Amount of Investment    Offering Price Amount Invested    Offering Price
   --------------------    -------------- --------------- --------------------
 Less than $25,000........      5.00           5.26                  4.50
 $25,000-49,999...........      4.25           4.44                  3.83
 50,000-99,999............      3.75           3.90                  3.38
 100,000-249,999..........      3.25           3.36                  2.93
 250,000-499,999..........      2.75           2.83                  2.48
 500,000-999,000..........      2.00           2.04                  1.80
 1,000,000 or more........         0              0            Up to 1.00*

--------
*  A distributor may pay up to 1.00% to a Service Agent.

   Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants or Service Agents whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions".

   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions."

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

   Class 1 Shares. Class 1 shares are offered only through PFS Accounts, and only to Eligible Class 1 Purchasers, at the next determined net asset value plus a sales charge, as set forth below.

                                                                  Reallowed to PFS
                                     As % of Net      As % of        (as a % of
        Size of Investment         Amount Invested Offering Price Offering Price)*
        ------------------         --------------- -------------- ----------------
Less than $10,000.................      9.29%           8.50%           7.00%
$ 10,000 but less than $ 25,000...      8.40%           7.75%           6.25%
$ 25,000 but less than $ 50,000...      6.38%           6.00%           5.00%
$ 50,000 but less than $ 100,000..      4.71%           4.50%           3.75%
$ 100,000 but less than $ 250,000.      3.63%           3.50%           3.00%
$ 250,000 but less than $ 400,000.      2.56%           2.50%           2.00%
$ 400,000 but less than $ 600,000.      2.04%           2.00%           1.60%
$ 600,000 but less than $5,000,000      1.01%           1.00%           0.75%
$5,000,000 or more................      0.25%           0.25%           0.20%

   * Class 1 shares may be purchased at net asset value by the Primerica Plan for eligible Class 1 Purchasers participating in the Primerica Plan, subject to the provisions of ERISA. Shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class 1 Shares are also offered at net asset value to accounts opened for shareholders by PFS Investments Registered Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the distributor, if such redemption has occurred no more than 60 days prior to the purchase of shares of the fund and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account. Shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time. PFS may pay PFSI Registered Representatives through whom purchases are made at net asset value an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than the distributor. Contact the sub-transfer agent at (800) 544-5445 for further information and appropriate forms.

   PFSI Accounts. The fund offers three Classes of shares to investors purchasing shares through PFSI: Class A shares, Class B shares and Class 1 shares.

   Initial purchases of shares of the fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to PSS, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to PSS. In processing applications and investments, the PSS acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the prospectus. If PSS ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. PSS will hold shares purchased in the shareholder's account.

   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in the fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class in the fund is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including SSB, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or PSS prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact PSS at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact PSS at (800) 544-5445 to obtain proper wire instructions.

   Shareholders who establish telephone transaction authority on their account and supply bank account information will be able to make additions to their accounts at any time. Shareholders should contact PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize PSS to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach PSS whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

   An account transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder's request.

   Additional information regarding PSS may be obtained by contacting the Client Services Department at (800) 544-5445.

General

   Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with a sub-transfer agent are not subject to a maintenance fee.

   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic

Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a UIT sponsored by CGM, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. A sub-transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to a sub-transfer agent.

   Purchase orders received by the fund or a Service Agent prior to the close of regular trading on The New York Stock Exchange Inc. ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through SSB, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. CGM or a sub-transfer agent will charge a shareholder who has insufficient funds to complete the transfer a fee of up to $25. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Smith Barney; (i) purchases by investors participating in a Smith Barney fee-based arrangement; (h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund and (1) purchases by executive deferred compensation plans participating in the CGM ExecChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the fund may be purchased by ''any person'' (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under ''Exchange Privilege'' then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent-Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the ''Amount of Investment'' as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Service Agent or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent-Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the times charged to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice/TM/ Programs."

                      Year Since Purchase                 Deferred Sales
                       Payment Was Made                       Charge
                       ----------------                   --------------
       First.............................................      5.00%
       Second............................................      4.00
       Third.............................................      3.00
       Fourth............................................      2.00
       Fifth.............................................      1.00
       Sixth and thereafter..............................      0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

   Smith Barney Funds Retirement Program. The fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares if chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date of the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   For further information regarding this program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

Determination of Public Offering Price

   The fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class L shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

                             REDEMPTION OF SHARES

   The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to a sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more. The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

   The fund does not issue share certificates unless a written request signed by all registered issuers is made to the applicable sub-transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.

Distribution in Kind

   If the board of trustees of the trust determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

PFS Investments Accounts

   Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to a sub-transfer agent, PSS, at P.O. Box 9662, Providence, RI 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact PSS at (800) 544-5445, Spanish-speaking representatives
(800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

   All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PSS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

   A shareholder may utilize the PSS Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach PSS whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PSS will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of the fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent.

Additional Information Regarding Telephone Redemption And Exchange Program

   Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

                              VALUATION OF SHARES

   The net asset value per share of the fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the trust in valuing its assets.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, the last sale price. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day. Securities for which market quotations are not available will be values in good faith at fair value by or under the direction of the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's board of trustees. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's board of trustees.

   Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days, which are not business days in New York, and days on which the fund's net asset value is not calculated. As a result, calculation of the fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the board.

                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same Class of other Smith Barney mutual funds, on the basis of relative net asset value per share at the time of exchange as follows:

      A. Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney mutual funds.

      B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney mutual fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class L shares of any fund may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class L shares of the fund exchanged for Class C shares of another Smith Barney mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

      D. Class 1 shares of the fund may be exchanged with Class 1 shares of Smith Barney funds that offer Class 1 shares and Class A shares of certain other Smith Barney funds.

   The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. SSB reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

   Additional Information Regarding Exchanges. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                               PERFORMANCE DATA

   From time to time, the fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L, Class Y and Class 1 shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this SAI, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The fund also may include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

   From time to time, the trust may quote the fund's yield or total return in advertisements or in reports and other communications to shareholders. The trust may include comparative performance information in advertising or marketing the fund's shares. Such performance information may be included in the following industry and financial publications--Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class, it will also disclose such information for the other Classes.

Average Annual Total Return

   The fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                   P(1 + T)/n/ = ERV

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return.
       n =   number of years.
     ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

                               Average Annual Total Return for the fiscal year
                                      ended November 30, 2003
                               ---------------------------------------------
                                                                   Since
                                1-Year     5-Year    10-Year   Inception/(1)/
                                -------    ------    -------   -------------
Class of Shares
Class A/(2)/..................   14.01%      8.79       N/A         12.12%
Class B/(3)/..................   14.10%      8.97       N/A         12.38%
Class L/(4)/..................   18.10%      9.11       N/A         12.38%
Class Y/(5)/..................   20.49%       N/A       N/A         10.30%
Class 1/(6)/..................    9.76%       N/A       N/A         (7.94)%

--------
(1) Class A, B and L shares commenced operations on September 1, 1998, Class 1 and Class Y commenced operations on September 12, 2000 and December 3, 1998, respectively.
(2) The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 20.00%, 8.79% and 13.22% for one year, five years and since inception of the fund, respectively.
(3) The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares for the same period would have been 19.10%, 9.11% and 12.38% for one year, five years and since inception of the fund, respectively.
(4) The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges have not been deducted, the average annual total return for Class L shares for the same period would have been 19.10%, 9.11% and 12.38% for one year, five years and since inception of the fund, respectively. On February 2, 2004, the initial sales charge of 1.00% on Class L shares was eliminated for sales made on or after that date. The average annual returns for Class L shares in the table have been calculated as if the sales charge had been eliminated during the entire period.
(5) Class Y shares do not incur initial sales charges nor deferred sales charges.
(6) The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges have not been deducted, the average annual total return for Class 1 shares for the same period would have been 19.94% and (5.36)% for one year and since inception of the fund, respectively.

Aggregate Total Return

   The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

                                   ERV - P
                                   -------
                                      P

   Where: P =   a hypothetical initial payment of $10,000.
        ERV =   Ending Redeemable Value of a hypothetical $10,000
                investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

                           Aggregate Annual Total Return for the fiscal year
                                        ended November 30, 2003
                           ------------------------------------------------
                                                                   Since
                              1-Year      5-Year    10-Year   Inception/(1)/
                           -----------  ---------- ---------- -------------
  Class of Shares
  Class A/(2)/............       14.01%      52.39        N/A         82.23%
  Class B/(3)/............       14.10%      53.62        N/A         84.46%
  Class L/(4)/............       18.10%      54.62        N/A         84.46%
  Class Y/(5)/............       20.49%        N/A        N/A         10.30%
  Class 1/(6)/............        9.76%        N/A        N/A        (23.36)%

--------
(1) Class A, B and L shares commenced operations on September 1, 1998, Class 1 and Class Y commenced operations on September 12, 2000 and December 3, 1998, respectively.
(2) The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 20.00%, 60.44% and 91.82% for one year, five years and since inception of the fund, respectively.
(3) The aggregate total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares for the same period would have been 19.10%, 54.62% and 84.46% for one year, five years and since inception of the fund, respectively.
(4) The aggregate total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class L shares for the same period would have been 19.10%, 54.62% and 84.46% for one year, five years and since inception of the fund, respectively. On February 2, 2004, the initial sales charge of 1.00% on Class L shares was eliminated for sales made on or after that date. The average annual returns for Class L shares in the table have been calculated as if the sales charge had been eliminated during the entire period.
(5) Class Y shares do not incur initial sales charges nor deferred sales charges.
(6) The aggregate total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges have not been deducted, the average annual total return for Class 1 shares for the same period would have been 19.94% and (16.23)% for one year and since inception of the fund, respectively.

   Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                               AFTER-TAX RETURN

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                                  P(1 + T)/n/ = ATVD

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return (after taxes on distributions).
       n =   number of years.
    ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                            Average Annual Total Return
                          (after Taxes on Distributions)
                         for fiscal year ended November 30, 2003
                         -------------------------------------
                                                        Since
Class of Shares          1-Year   5-Years   10-Years  Inception
---------------          ------   -------   --------  ---------
Class A................. 14.01%    8.09%      N/A       11.43%
Class B................. 14.10%    8.25%      N/A       11.68%
Class L................. 18.10%    8.40%      N/A       11.68%
Class Y................. 20.49%     N/A       N/A        9.59%
Class 1.................  9.76%     N/A       N/A       (8.46)%

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                                 P(1 + T)/n/ = ATVDR

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return (after taxes on distributions and redemption).
       n =   number of years.
   ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                            Average Annual Total Return
                         (after Taxes on Distributions and Redemptions)
                         for fiscal year ended November 30, 2003
                         --------------------------------------------
                                                             Since
Class of Shares          1-Year     5-Years    10-Years    Inception
---------------          ------     -------    --------    ---------
Class A.................  9.10%      7.24%       N/A         10.23%
Class B.................  9.17%      7.40%       N/A         10.46%
Class L................. 11.77%      7.52%       N/A         10.46%
Class Y................. 13.32%       N/A        N/A          8.57%
Class 1.................  6.34%       N/A        N/A         (6.90)%

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

   The fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 each year from certain amounts of undistributed ordinary and capital gains realized, in order to avoid a federal excise tax liability.

   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose accounts are held directly at a sub-transfer agent should notify a sub-transfer agent in writing, requesting a change to this reinvest option.

   The per share dividends on Class B and Class L shares of the fund will be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the fund will be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Taxes

   The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change possibly with retroactive effect.

The Fund and Its Investments

   The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates.

   At November 30, 2003, the fund had, for Federal income tax purposes, approximately $58,559,000 of unused capital loss carryforwards available to offset future capital gains.

   The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the year indicated:

              2010.................................... $58,559,000

   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends at the end of each year or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

   Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

   If the fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above.

   In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

   Dividends and Distributions. Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains

(discussed above in "Taxes--Taxation of United States Shareholders--Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Class Y--(for tax-exempt employee benefit and retirement plans of CGM or anyone of its affiliates ("Qualified Plans"))

   Dividends and distributions received from the fund will not be taxable, provided the Qualified Plan has not borrowed to finance its investment in the fund. Qualified Plan participants should consult their plan document or tax advisors about the tax consequences of participating in a Qualified Plan.

Other Taxation

   Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   The foregoing is only a summary of certain material United States federal income tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                            ADDITIONAL INFORMATION

   The trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The trust offers shares of beneficial interest of six separate funds with a par value of $.001 per share. The fund offers shares of beneficial interest currently classified into five Classes--A, B, L, Y and 1. Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The trust's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

   The Master Trust Agreement of the fund permits the trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

   Pursuant to the Master Trust Agreement, the fund's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

   The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the trust's outstanding shares and the trust will assist shareholders in calling such a meeting as required by the 1940 Act.

   When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

   The trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On August 16, 1995, the trust's name was changed to Smith Barney Investment Trust.

   Annual and Semi-Annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

                             FINANCIAL STATEMENTS

   The fund's annual report for the fiscal year ended November 30, 2003 was filed on February 2, 2004, Accession Number 0001193125-04-012612.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

       Classic Series--our portfolio manager driven funds
       Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

       Premier Selections Series--our best ideas, concentrated funds
       We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

       Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our CAM colleagues, our Research funds focus on well-defined industries, sectors and trends.

       Style Pure Series--our solution to funds that stray
       Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A
              DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

   The board of trustees of the trust has delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g., investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager's personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                         SMITH BARNEY INVESTMENT TRUST

                                                           Smith Barney
                                                           Mid Cap Core
                                                           Fund



                                                           March 29, 2004

SMITH BARNEY INVESTMENT TRUST
125 Broad Street
New York, NY 10004

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       A member of Citigroup